UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

December 31, 2022

VP Balanced Fund
Class I (AVBIX)
Class II (AVBTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	-17.27%	4.43%	6.64%	—	5/1/91
S&P 500 Index	—	-18.11%	9.42%	12.56%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-13.01%	0.02%	1.06%	—	—
Blended Index	—	-15.79%	5.96%	8.08%	—	—
Class II	AVBTX	-17.47%	4.18%	—	5.83%	5/2/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg U.S. Aggregate Bond Index.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $19,028

S&P 500 Index — $32,654

Bloomberg U.S. Aggregate Bond Index — $11,108

Blended Index — $21,759

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.88%	1.13%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Joseph Reiland, Justin Brown and Robert Bove

Fixed-Income Portfolio Managers: Bob Gahagan, Charles Tan and Jason Greenblath

Performance Summary

VP Balanced returned -17.27%* for the 12 months ended December 31, 2022. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index) returned -15.79%.

VP Balanced seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The purpose of the broad bond market exposure is to reduce the volatility of the equity portfolio, providing a more attractive overall risk/return profile for investors. Unfortunately, fixed-income markets endured one of the worst stretches on record during the fiscal year due to concerns about surging inflation and aggressive tightening of Federal Reserve (Fed) policy. In that environment, both the equity and fixed-income portions of the portfolio declined in absolute terms and underperformed their benchmarks.

Information Technology Hampered Equity Performance

Stock selection in the information technology sector weighed on relative performance. Significant detractors in the sector included software giant Microsoft, which was hurt by foreign exchange headwinds, COVID-19-related shutdowns in China that limited personal computer (PC) inventory and a deterioration in PC demand.

Not owning Exxon Mobil and Chevron detracted from performance compared with the benchmark as their stocks rose on higher fossil fuel prices following Russia’s invasion of Ukraine. Google’s parent company Alphabet reported disappointing results, largely due to macroeconomic weakness, which is hurting advertising demand. Alphabet is also spending into the revenue slowdown. We expect a more aligned growth and spending profile in 2023. While we believe the industrial warehouse space offers attractive long-term growth potential, cutbacks by Amazon and FedEx are weighing on real estate investment trusts such as Prologis. Rising interest rates and a strong dollar also hurt cost of debt and asset valuations. Aptiv, an Ireland-based automotive technology supplier, underperformed following Russia’s invasion of Ukraine on concerns about production disruptions, higher commodity costs, continued supply chain constraints and negative impacts to European automobile demand.

Communication Services Stocks Benefited Equity Performance

During the period, we eliminated the stock of Facebook’s parent Meta Platforms, which has been hurt more than other digital advertising platforms by both Apple iOS platform changes and TikTok competition. The fund’s resulting underweight helped performance in the communication services sector as the stock fell sharply.

Elsewhere, our holding of ConocoPhillips was a top contributor. This is consistent with our process, which uses a proprietary multifactor model that considers a company’s financial metrics and environmental, social and governance (ESG) characteristics. Rather than exclude certain sectors entirely, our process seeks to identify the most attractive companies within their respective sectors. Our approach led us to overweight positions in select energy companies. The oil giant reported solid quarterly earnings and increased its 2022 capital return guidance by 50%. The management

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

team continues to demonstrate strong execution and capital return discipline. Schlumberger, a
Netherlands-based oil field services company, benefited from the jump in fossil fuel prices stemming from Russia’s invasion in Ukraine, which disrupted energy markets by calling into question global supply chains, with an acute focus on Europe.

Managed care companies, including Cigna, benefited from what many investors perceive to be their defensive profile, meaning they are believed to be relatively insulated from both rising prices and recession risk. Our research also indicates that Cigna’s pharmacy benefit division may benefit from new biosimilar pharmaceutical launches in the coming years. Defense contractor Lockheed Martin was another solid contributor. The defense group experienced relative outperformance as investors rotated to lower growth and more defensive names. Russia’s invasion of Ukraine sparked additional outperformance for the stock on expectations that rising geopolitical tensions will lead to higher global defense spending.

Bonds Also Endured Difficult Performance

U.S. investment-grade bonds logged their only positive quarterly results for 2022 in the year’s final three months. Despite this rebound, the Bloomberg U.S. Aggregate Bond Index declined 13% for the year, its worst performance in index history. A tumultuous year of high inflation, aggressive Fed tightening and rising interest rates weighed on returns. Despite a slowdown in the annual inflation rate, the Fed continued to aggressively raise rates. The central bank lifted rates 75 bps in November and 50 bps in December. These actions brought the year-to-date rate hike total to 425 bps and the federal funds rate to a range of 4.25% to 4.5%. In that environment, the fixed-income portion of the portfolio declined in absolute terms and underperformed its benchmark. Underperformance relative to the benchmark was largely due to security selection. Duration had a modestly negative impact.

Outlook

War, inflation and recession risk all suggest difficult, volatile conditions ahead. Markets will continue to deal with the contrasting risks of rising inflation and interest rates, even as the global economy teeters on the verge of recession. The ongoing war in Ukraine also highlights political and economic risks at present. We will continue to monitor the situation and invest appropriately. We believe that the continued economic and market uncertainty highlights the benefits of a balanced approach involving exposure to both stocks and bonds, which is intended to reduce overall price fluctuations and improve risk-adjusted performance.

Of course, we understand it can be frustrating when stocks and bonds fall together, but investors should recall that these sorts of balanced portfolios have performed very well over time on both an absolute and risk-adjusted basis. We prefer to think this is a temporary speed bump and that diversification remains the best way to maximize risk-adjusted returns over time.

An investment strategy that focuses on ESG factors seeks to invest, under normal market conditions, in securities that meet certain ESG criteria or standards in an effort to promote sustainable characteristics, in addition to seeking superior, long-term, risk-adjusted returns. This investment focus may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus.

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	59.5%
U.S. Treasury Securities	12.1%
U.S. Government Agency Mortgage-Backed Securities	9.6%
Corporate Bonds	9.3%
Collateralized Loan Obligations	2.8%
Asset-Backed Securities	2.5%
Collateralized Mortgage Obligations	1.2%
Commercial Mortgage-Backed Securities	0.6%
Municipal Securities	0.6%
Exchange-Traded Funds	0.4%
Affiliated Funds	0.2%
U.S. Government Agency Securities	0.2%
Bank Loan Obligations	0.1%
Sovereign Governments and Agencies	—*
Short-Term Investments	0.7%
Other Assets and Liabilities	0.2%
*Category is less than 0.05% of total net assets.

Top Five Common Stocks Industries*	% of net assets
Software	5.4%
Health Care Providers and Services	3.4%
Semiconductors and Semiconductor Equipment	3.1%
Capital Markets	2.8%
Pharmaceuticals	2.8%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,009.00	$4.20	0.83%
Class II	$1,000	$1,007.80	$5.47	1.08%
Hypothetical
Class I	$1,000	$1,021.02	$4.23	0.83%
Class II	$1,000	$1,019.76	$5.50	1.08%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2022

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.5%
Aerospace and Defense — 0.8%
Lockheed Martin Corp.	5,373	$2,613,911
Air Freight and Logistics — 0.4%
United Parcel Service, Inc., Class B	7,800	1,355,952
Auto Components — 0.4%
Aptiv PLC(1)	15,219	1,417,346
Automobiles — 0.5%
Tesla, Inc.(1)	11,879	1,463,255
Banks — 2.0%
Bank of America Corp.	19,151	634,281
JPMorgan Chase & Co.	22,961	3,079,070
Regions Financial Corp.	125,196	2,699,226
		6,412,577
Beverages — 1.1%
PepsiCo, Inc.	19,459	3,515,463
Biotechnology — 1.6%
AbbVie, Inc.	16,145	2,609,194
Amgen, Inc.	4,985	1,309,260
Vertex Pharmaceuticals, Inc.(1)	3,567	1,030,078
		4,948,532
Building Products — 1.0%
Johnson Controls International PLC	37,066	2,372,224
Masco Corp.	19,500	910,065
		3,282,289
Capital Markets — 2.8%
Ameriprise Financial, Inc.	4,931	1,535,366
BlackRock, Inc.	2,753	1,950,858
Intercontinental Exchange, Inc.	10,099	1,036,056
Morgan Stanley	36,680	3,118,534
S&P Global, Inc.	3,463	1,159,897
		8,800,711
Chemicals — 1.5%
Air Products & Chemicals, Inc.	4,218	1,300,241
Ecolab, Inc.	5,654	822,996
Linde PLC	8,525	2,780,685
		4,903,922
Communications Equipment — 1.2%
Cisco Systems, Inc.	79,752	3,799,385
Consumer Finance — 0.3%
American Express Co.	6,920	1,022,430
Containers and Packaging — 0.3%
Ball Corp.	19,974	1,021,470
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	50,587	1,993,128
Electric Utilities — 1.3%
NextEra Energy, Inc.	49,564	4,143,550

	Shares/ Principal Amount	Value
Electrical Equipment — 0.6%
Eaton Corp. PLC	10,051	$1,577,504
Generac Holdings, Inc.(1)	2,401	241,685
		1,819,189
Electronic Equipment, Instruments and Components — 1.3%
CDW Corp.	10,538	1,881,876
Cognex Corp.	8,292	390,636
Keysight Technologies, Inc.(1)	11,412	1,952,251
		4,224,763
Energy Equipment and Services — 1.5%
Schlumberger Ltd.	89,069	4,761,629
Entertainment — 0.8%
Electronic Arts, Inc.	6,828	834,245
Liberty Media Corp.-Liberty Formula One, Class C(1)	7,569	452,475
Walt Disney Co.(1)	15,422	1,339,863
		2,626,583
Equity Real Estate Investment Trusts (REITs) — 1.6%
Prologis, Inc.	35,779	4,033,366
SBA Communications Corp.	3,899	1,092,929
		5,126,295
Food and Staples Retailing — 1.5%
Costco Wholesale Corp.	2,602	1,187,813
Kroger Co.	30,240	1,348,099
Sysco Corp.	29,451	2,251,529
		4,787,441
Food Products — 0.6%
Mondelez International, Inc., Class A	26,991	1,798,950
Vital Farms, Inc.(1)	8,510	126,969
		1,925,919
Health Care Equipment and Supplies — 0.7%
Edwards Lifesciences Corp.(1)	20,741	1,547,486
Medtronic PLC	3,509	272,719
ResMed, Inc.	1,913	398,153
		2,218,358
Health Care Providers and Services — 3.4%
Cigna Corp.	10,702	3,546,001
CVS Health Corp.	23,183	2,160,424
Humana, Inc.	2,207	1,130,403
UnitedHealth Group, Inc.	7,584	4,020,885
		10,857,713
Hotels, Restaurants and Leisure — 0.5%
Airbnb, Inc., Class A(1)	4,814	411,597
Booking Holdings, Inc.(1)	441	888,739
Chipotle Mexican Grill, Inc.(1)	305	423,184
		1,723,520
Household Products — 1.1%
Colgate-Palmolive Co.	12,135	956,117
Procter & Gamble Co.	16,149	2,447,542
		3,403,659
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	9,186	1,968,560

	Shares/ Principal Amount	Value
Insurance — 1.5%
Marsh & McLennan Cos., Inc.	10,070	$1,666,384
Prudential Financial, Inc.	15,020	1,493,889
Travelers Cos., Inc.	8,070	1,513,044
		4,673,317
Interactive Media and Services — 2.3%
Alphabet, Inc., Class A(1)	76,660	6,763,712
Alphabet, Inc., Class C(1)	4,773	423,508
		7,187,220
Internet and Direct Marketing Retail — 1.3%
Amazon.com, Inc.(1)	49,033	4,118,772
IT Services — 2.5%
Accenture PLC, Class A	7,808	2,083,487
Mastercard, Inc., Class A	7,056	2,453,583
Visa, Inc., Class A	17,150	3,563,084
		8,100,154
Life Sciences Tools and Services — 1.4%
Agilent Technologies, Inc.	14,954	2,237,866
Thermo Fisher Scientific, Inc.	3,851	2,120,707
		4,358,573
Machinery — 1.4%
Cummins, Inc.	7,374	1,786,646
Deere & Co.	2,163	927,408
Parker-Hannifin Corp.	2,433	708,003
Xylem, Inc.	9,658	1,067,885
		4,489,942
Multiline Retail — 0.2%
Target Corp.	5,040	751,162
Oil, Gas and Consumable Fuels — 1.5%
ConocoPhillips	41,507	4,897,826
Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	2,164	536,910
Pharmaceuticals — 2.8%
Bristol-Myers Squibb Co.	37,865	2,724,387
Eli Lilly & Co.	2,307	843,993
Merck & Co., Inc.	18,940	2,101,393
Novo Nordisk A/S, B Shares	11,717	1,591,351
Zoetis, Inc.	10,301	1,509,611
		8,770,735
Road and Rail — 0.7%
Norfolk Southern Corp.	5,074	1,250,335
Uber Technologies, Inc.(1)	15,543	384,379
Union Pacific Corp.	3,219	666,558
		2,301,272
Semiconductors and Semiconductor Equipment — 3.1%
Advanced Micro Devices, Inc.(1)	19,172	1,241,771
Analog Devices, Inc.	13,475	2,210,304
Applied Materials, Inc.	20,679	2,013,721
ASML Holding NV	2,330	1,270,436
GLOBALFOUNDRIES, Inc.(1)	8,314	448,042
NVIDIA Corp.	18,166	2,654,779
		9,839,053

	Shares/ Principal Amount	Value
Software — 5.4%
Adobe, Inc.(1)	1,427	$480,228
Cadence Design Systems, Inc.(1)	5,397	866,974
Microsoft Corp.	58,311	13,984,144
Salesforce, Inc.(1)	7,799	1,034,069
ServiceNow, Inc.(1)	1,191	462,430
Workday, Inc., Class A(1)	2,466	412,636
		17,240,481
Specialty Retail — 2.0%
Home Depot, Inc.	11,150	3,521,839
TJX Cos., Inc.	26,125	2,079,550
Tractor Supply Co.	3,417	768,723
		6,370,112
Technology Hardware, Storage and Peripherals — 2.5%
Apple, Inc.	60,396	7,847,252
Textiles, Apparel and Luxury Goods — 0.7%
Deckers Outdoor Corp.(1)	2,347	936,829
NIKE, Inc., Class B	10,898	1,275,175
		2,212,004
TOTAL COMMON STOCKS (Cost $176,667,501)		189,832,335
U.S. TREASURY SECURITIES — 12.1%
U.S. Treasury Bonds, 5.00%, 5/15/37	$100,000	111,762
U.S. Treasury Bonds, 3.50%, 2/15/39	500,000	470,039
U.S. Treasury Bonds, 4.625%, 2/15/40	600,000	645,293
U.S. Treasury Bonds, 3.75%, 8/15/41	100,000	94,912
U.S. Treasury Bonds, 2.00%, 11/15/41	800,000	571,609
U.S. Treasury Bonds, 3.125%, 11/15/41	100,000	86,480
U.S. Treasury Bonds, 2.375%, 2/15/42	300,000	229,201
U.S. Treasury Bonds, 3.00%, 5/15/42	1,300,000	1,094,260
U.S. Treasury Bonds, 3.25%, 5/15/42	1,500,000	1,315,781
U.S. Treasury Bonds, 3.375%, 8/15/42	1,400,000	1,251,687
U.S. Treasury Bonds, 2.75%, 11/15/42	450,000	361,125
U.S. Treasury Bonds, 4.00%, 11/15/42	500,000	489,688
U.S. Treasury Bonds, 2.875%, 5/15/43	300,000	245,145
U.S. Treasury Bonds, 3.75%, 11/15/43	200,000	187,641
U.S. Treasury Bonds, 2.50%, 2/15/45	600,000	452,285
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	164,711
U.S. Treasury Bonds, 3.375%, 11/15/48	600,000	529,594
U.S. Treasury Bonds, 2.875%, 5/15/49	300,000	241,559
U.S. Treasury Bonds, 2.25%, 8/15/49	500,000	351,758
U.S. Treasury Bonds, 2.375%, 11/15/49	650,000	470,196
U.S. Treasury Bonds, 2.375%, 5/15/51	800,000	574,234
U.S. Treasury Bonds, 2.00%, 8/15/51	300,000	196,535
U.S. Treasury Bonds, 2.25%, 2/15/52	100,000	69,578
U.S. Treasury Bonds, 2.875%, 5/15/52	400,000	320,625
U.S. Treasury Bonds, 3.00%, 8/15/52	200,000	164,844
U.S. Treasury Bonds, 4.00%, 11/15/52	1,500,000	1,502,578
U.S. Treasury Notes, 1.00%, 12/15/24(2)	1,000,000	936,094
U.S. Treasury Notes, 1.50%, 2/15/25	1,000,000	941,406
U.S. Treasury Notes, 2.875%, 6/15/25	2,000,000	1,933,281

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 2.75%, 6/30/25	$1,200,000	$1,156,312
U.S. Treasury Notes, 3.50%, 9/15/25	1,000,000	980,156
U.S. Treasury Notes, 4.50%, 11/15/25	3,000,000	3,018,516
U.S. Treasury Notes, 4.00%, 12/15/25	1,200,000	1,192,705
U.S. Treasury Notes, 1.625%, 10/31/26	1,300,000	1,186,910
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	641,020
U.S. Treasury Notes, 2.625%, 5/31/27	200,000	188,555
U.S. Treasury Notes, 3.875%, 11/30/27	3,500,000	3,481,406
U.S. Treasury Notes, 1.25%, 3/31/28	400,000	347,750
U.S. Treasury Notes, 1.25%, 4/30/28	800,000	694,250
U.S. Treasury Notes, 1.25%, 6/30/28	1,100,000	951,371
U.S. Treasury Notes, 1.50%, 11/30/28	1,200,000	1,042,219
U.S. Treasury Notes, 1.875%, 2/28/29	600,000	531,445
U.S. Treasury Notes, 2.875%, 4/30/29	300,000	281,010
U.S. Treasury Notes, 3.125%, 8/31/29	700,000	664,631
U.S. Treasury Notes, 3.875%, 9/30/29	500,000	496,523
U.S. Treasury Notes, 3.875%, 11/30/29	1,200,000	1,192,219
U.S. Treasury Notes, 1.875%, 2/15/32	400,000	339,453
U.S. Treasury Notes, 2.875%, 5/15/32	2,500,000	2,304,687
U.S. Treasury Notes, 2.75%, 8/15/32	400,000	364,313
U.S. Treasury Notes, 4.125%, 11/15/32	1,500,000	1,531,055
TOTAL U.S. TREASURY SECURITIES (Cost $41,607,206)		38,590,407
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 9.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 3.49%, (12-month LIBOR plus 1.87%), 7/1/36	3,068	3,101
FHLMC, VRN, 4.20%, (1-year H15T1Y plus 2.14%), 10/1/36	8,541	8,711
FHLMC, VRN, 3.30%, (1-year H15T1Y plus 2.26%), 4/1/37	10,866	11,023
FHLMC, VRN, 3.77%, (12-month LIBOR plus 1.89%), 7/1/41	2,856	2,856
FHLMC, VRN, 2.98%, (12-month LIBOR plus 1.63%), 1/1/44	9,977	9,991
FHLMC, VRN, 3.54%, (12-month LIBOR plus 1.60%), 6/1/45	12,202	12,309
FHLMC, VRN, 3.77%, (12-month LIBOR plus 1.63%), 8/1/46	35,650	35,836
FHLMC, VRN, 3.09%, (12-month LIBOR plus 1.64%), 9/1/47	29,548	28,693
FNMA, VRN, 3.97%, (6-month LIBOR plus 1.57%), 6/1/35	4,274	4,288
FNMA, VRN, 4.61%, (6-month LIBOR plus 1.57%), 6/1/35	5,388	5,417
FNMA, VRN, 3.66%, (1 year H15T1Y plus 2.15%), 3/1/38	10,485	10,692
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	21,817	20,879
		153,796
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 9.6%
FHLMC, 2.50%, 3/1/42	559,209	486,905
FHLMC, 3.00%, 1/1/50	624,771	553,160
FHLMC, 3.50%, 5/1/50	122,384	112,253
FHLMC, 2.50%, 5/1/51	768,905	656,344
FHLMC, 3.50%, 5/1/51	791,249	727,426
FHLMC, 3.00%, 7/1/51	505,973	451,129
FHLMC, 3.00%, 7/1/51	370,020	325,573
FHLMC, 2.00%, 8/1/51	917,577	749,198
FHLMC, 2.00%, 8/1/51	645,094	526,828
FHLMC, 2.50%, 8/1/51	997,478	847,954
FHLMC, 4.00%, 8/1/51	288,654	273,284
FHLMC, 2.50%, 10/1/51	341,451	292,377

	Shares/ Principal Amount	Value
FHLMC, 3.00%, 12/1/51	$524,053	$460,808
FHLMC, 3.00%, 2/1/52	358,891	317,008
FHLMC, 3.50%, 5/1/52	503,912	462,195
FHLMC, 4.00%, 5/1/52	585,817	550,251
FHLMC, 4.00%, 5/1/52	556,342	524,110
FHLMC, 5.00%, 7/1/52	291,258	288,775
FHLMC, 6.00%, 11/1/52	1,301,066	1,328,102
FNMA, 3.50%, 3/1/34	13,049	12,531
FNMA, 2.00%, 5/1/36	365,906	326,845
FNMA, 2.00%, 6/1/36	1,194,222	1,066,626
FNMA, 2.00%, 1/1/37	469,255	419,137
FNMA, 2.00%, 1/1/37	183,684	163,673
FNMA, 4.50%, 9/1/41	12,165	12,036
FNMA, 2.50%, 3/1/42	525,599	457,641
FNMA, 3.50%, 5/1/42	147,312	138,038
FNMA, 2.50%, 6/1/42	444,761	387,276
FNMA, 3.50%, 6/1/42	34,592	32,413
FNMA, 3.00%, 6/1/50	753,761	666,308
FNMA, 3.00%, 6/1/51	60,466	54,079
FNMA, 2.50%, 12/1/51	724,692	616,112
FNMA, 3.00%, 2/1/52	517,609	457,197
FNMA, 2.00%, 3/1/52	1,159,452	951,063
FNMA, 2.50%, 3/1/52	521,595	445,252
FNMA, 3.00%, 3/1/52	823,263	729,729
FNMA, 3.00%, 4/1/52	216,316	191,072
FNMA, 3.50%, 4/1/52	273,802	249,163
FNMA, 4.00%, 4/1/52	588,868	556,761
FNMA, 4.00%, 4/1/52	320,175	302,802
FNMA, 4.00%, 4/1/52	197,883	186,135
FNMA, 3.00%, 5/1/52	428,476	379,975
FNMA, 3.50%, 5/1/52	901,206	822,312
FNMA, 3.50%, 5/1/52	860,968	793,443
FNMA, 3.00%, 6/1/52	191,392	169,727
FNMA, 4.50%, 7/1/52	573,195	552,696
FNMA, 5.00%, 8/1/52	1,370,177	1,352,884
FNMA, 5.00%, 9/1/52	402,188	398,569
FNMA, 5.00%, 10/1/52	638,227	630,621
FNMA, 5.50%, 10/1/52	678,544	681,398
GNMA, 7.00%, 4/20/26	2,240	2,262
GNMA, 7.50%, 8/15/26	1,640	1,664
GNMA, 6.50%, 5/15/28	582	599
GNMA, 6.50%, 5/15/28	160	164
GNMA, 7.00%, 5/15/31	7,553	7,861
GNMA, 5.50%, 11/15/32	13,707	14,448
GNMA, 4.50%, 1/15/40	11,769	11,694
GNMA, 4.50%, 6/15/41	21,107	20,992
GNMA, 3.50%, 3/15/46	191,756	180,660
GNMA, 3.00%, 4/20/50	223,838	201,348
GNMA, 3.00%, 5/20/50	227,909	204,893
GNMA, 3.00%, 6/20/50	341,801	308,385
GNMA, 3.00%, 7/20/50	603,314	542,069

	Shares/ Principal Amount	Value
GNMA, 2.00%, 10/20/50	$1,813,753	$1,533,068
GNMA, 2.50%, 11/20/50	752,235	633,339
GNMA, 2.50%, 2/20/51	706,394	615,766
GNMA, 3.50%, 6/20/51	560,231	520,088
GNMA, 2.50%, 9/20/51	453,860	394,451
GNMA, 5.50%, 9/20/52	501,365	505,368
GNMA, 5.50%, 12/20/52	651,000	655,655
		30,491,968
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $32,202,893)		30,645,764
CORPORATE BONDS — 9.3%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 5.25%, 1/15/33	75,000	77,573
Raytheon Technologies Corp., 4.125%, 11/16/28	210,000	201,424
Raytheon Technologies Corp., 3.125%, 7/1/50	100,000	70,481
		349,478
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31	115,000	85,176
Airlines — 0.1%
British Airways Pass Through Trust, Series 2021-1, Class A, 2.90%, 9/15/36(3)	28,537	23,309
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.75%, 10/20/28(3)	101,000	95,093
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(3)	107,466	107,079
		225,481
Auto Components†
Aptiv PLC, 3.10%, 12/1/51	50,000	29,742
Automobiles — 0.2%
General Motors Co., 5.15%, 4/1/38	71,000	61,507
General Motors Financial Co., Inc., 2.75%, 6/20/25	274,000	256,741
General Motors Financial Co., Inc., 2.40%, 10/15/28	108,000	89,750
Toyota Motor Credit Corp., 1.90%, 4/6/28	140,000	121,976
		529,974
Banks — 1.5%
Banco Santander SA, VRN, 1.72%, 9/14/27	200,000	171,082
Bank of America Corp., VRN, 3.38%, 4/2/26	145,000	138,603
Bank of America Corp., VRN, 2.55%, 2/4/28	90,000	80,063
Bank of America Corp., VRN, 6.20%, 11/10/28	127,000	131,352
Bank of America Corp., VRN, 3.42%, 12/20/28	446,000	404,619
Bank of America Corp., VRN, 2.88%, 10/22/30	241,000	202,119
Bank of America Corp., VRN, 4.57%, 4/27/33	90,000	82,578
Bank of America Corp., VRN, 5.02%, 7/22/33	93,000	88,568
Bank of America Corp., VRN, 2.48%, 9/21/36	120,000	88,447
Bank of Ireland Group PLC, VRN, 2.03%, 9/30/27(3)	200,000	169,133
Bank of Nova Scotia, 5.25%, 12/6/24	110,000	110,286
Citigroup, Inc., VRN, 3.07%, 2/24/28	169,000	152,600
Citigroup, Inc., VRN, 3.67%, 7/24/28	60,000	55,198
Citigroup, Inc., VRN, 3.52%, 10/27/28	179,000	163,615
Citigroup, Inc., VRN, 3.79%, 3/17/33	60,000	51,479
FNB Corp., 2.20%, 2/24/23	140,000	139,305
HSBC Holdings PLC, VRN, 0.73%, 8/17/24	200,000	192,772
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	80,000	62,079

	Shares/ Principal Amount	Value
HSBC Holdings PLC, VRN, 5.40%, 8/11/33	$200,000	$185,770
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	105,000	92,381
JPMorgan Chase & Co., VRN, 2.95%, 2/24/28	272,000	246,442
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	224,000	187,471
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	624,000	511,989
National Australia Bank Ltd., 2.33%, 8/21/30(3)	250,000	190,854
Royal Bank of Canada, 6.00%, 11/1/27	175,000	182,745
Toronto-Dominion Bank, 2.00%, 9/10/31	106,000	83,732
Toronto-Dominion Bank, 2.45%, 1/12/32	110,000	89,385
Toronto-Dominion Bank, 4.46%, 6/8/32	59,000	56,415
Truist Financial Corp., VRN, 4.12%, 6/6/28	55,000	52,727
US Bancorp, VRN, 5.85%, 10/21/33	60,000	62,482
Wells Fargo & Co., VRN, 4.54%, 8/15/26	82,000	80,438
Wells Fargo & Co., VRN, 3.35%, 3/2/33	81,000	68,452
Wells Fargo & Co., VRN, 3.07%, 4/30/41	210,000	150,567
Wells Fargo & Co., VRN, 4.61%, 4/25/53	61,000	51,970
		4,777,718
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	165,000	150,829
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	35,000	31,994
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	240,000	237,417
Keurig Dr Pepper, Inc., 4.05%, 4/15/32	60,000	54,751
PepsiCo, Inc., 3.90%, 7/18/32	48,000	45,407
		520,398
Biotechnology — 0.2%
AbbVie, Inc., 3.20%, 11/21/29	290,000	262,088
AbbVie, Inc., 4.40%, 11/6/42	200,000	174,397
Amgen, Inc., 4.05%, 8/18/29	315,000	295,076
		731,561
Capital Markets — 1.0%
Deutsche Bank AG, 5.37%, 9/9/27	180,000	180,710
Deutsche Bank AG, VRN, 4.30%, 5/24/28	200,000	188,183
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	208,000	199,173
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	252,000	220,674
Goldman Sachs Group, Inc., VRN, 2.64%, 2/24/28	245,000	218,494
Goldman Sachs Group, Inc., VRN, 3.81%, 4/23/29	36,000	32,948
Goldman Sachs Group, Inc., VRN, 1.99%, 1/27/32	320,000	244,513
Golub Capital BDC, Inc., 2.50%, 8/24/26	59,000	50,161
Morgan Stanley, VRN, 0.53%, 1/25/24	410,000	407,260
Morgan Stanley, VRN, 1.16%, 10/21/25	198,000	182,393
Morgan Stanley, VRN, 2.63%, 2/18/26	402,000	377,792
Morgan Stanley, VRN, 2.70%, 1/22/31	175,000	144,987
Morgan Stanley, VRN, 2.51%, 10/20/32	105,000	82,450
Morgan Stanley, VRN, 6.34%, 10/18/33	140,000	147,140
Morgan Stanley, VRN, 2.48%, 9/16/36	54,000	39,279
Owl Rock Capital Corp., 3.40%, 7/15/26	25,000	21,858
Owl Rock Core Income Corp., 3.125%, 9/23/26	64,000	54,547
UBS Group AG, VRN, 1.49%, 8/10/27(3)	420,000	361,867
		3,154,429

	Shares/ Principal Amount	Value
Chemicals†
CF Industries, Inc., 5.15%, 3/15/34	$64,000	$60,786
CF Industries, Inc., 4.95%, 6/1/43	80,000	68,788
		129,574
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 2.30%, 3/1/30	115,000	96,505
Waste Connections, Inc., 3.20%, 6/1/32	142,000	122,215
Waste Management, Inc., 2.50%, 11/15/50	100,000	62,753
		281,473
Construction and Engineering†
Quanta Services, Inc., 2.35%, 1/15/32	165,000	125,698
Construction Materials†
Eagle Materials, Inc., 2.50%, 7/1/31	116,000	91,276
Containers and Packaging — 0.1%
Sonoco Products Co., 2.25%, 2/1/27	157,000	139,824
WRKCo, Inc., 3.00%, 9/15/24	72,000	68,855
		208,679
Diversified Consumer Services — 0.1%
Duke University, 3.30%, 10/1/46	110,000	82,444
Novant Health, Inc., 3.17%, 11/1/51	85,000	59,109
Pepperdine University, 3.30%, 12/1/59	105,000	66,347
		207,900
Diversified Financial Services†
Block Financial LLC, 3.875%, 8/15/30	158,000	138,604
Diversified Telecommunication Services — 0.4%
AT&T, Inc., 4.35%, 3/1/29	124,000	118,182
AT&T, Inc., 4.50%, 5/15/35	142,000	129,582
AT&T, Inc., 4.90%, 8/15/37	137,000	126,450
AT&T, Inc., 4.55%, 3/9/49	80,000	65,982
Ooredoo International Finance Ltd., 2.625%, 4/8/31(3)	200,000	172,346
Telefonica Emisiones SA, 4.90%, 3/6/48	320,000	247,249
Verizon Communications, Inc., 4.33%, 9/21/28	113,000	108,874
Verizon Communications, Inc., 4.27%, 1/15/36	195,000	174,288
		1,142,953
Electric Utilities — 0.7%
AEP Texas, Inc., 2.10%, 7/1/30	130,000	105,687
Baltimore Gas & Electric Co., 2.25%, 6/15/31	81,000	65,821
Baltimore Gas & Electric Co., 4.55%, 6/1/52	58,000	51,552
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32	140,000	135,404
Commonwealth Edison Co., 3.20%, 11/15/49	115,000	82,345
Duke Energy Carolinas LLC, 2.55%, 4/15/31	54,000	45,213
Duke Energy Corp., 2.55%, 6/15/31	60,000	49,039
Duke Energy Corp., 5.00%, 8/15/52	80,000	71,421
Duke Energy Florida LLC, 1.75%, 6/15/30	120,000	95,664
Duke Energy Florida LLC, 3.85%, 11/15/42	30,000	24,239
Duke Energy Florida LLC, 5.95%, 11/15/52	50,000	53,533
Duke Energy Progress LLC, 2.00%, 8/15/31	160,000	126,834
Duke Energy Progress LLC, 4.15%, 12/1/44	115,000	96,350
Entergy Arkansas LLC, 2.65%, 6/15/51	60,000	36,438
Exelon Corp., 4.45%, 4/15/46	60,000	50,970
Exelon Corp., 4.10%, 3/15/52(3)	27,000	21,718

	Shares/ Principal Amount	Value
Florida Power & Light Co., 2.45%, 2/3/32	$84,000	$70,213
Florida Power & Light Co., 4.125%, 2/1/42	69,000	60,085
MidAmerican Energy Co., 4.40%, 10/15/44	110,000	97,705
NextEra Energy Capital Holdings, Inc., 5.00%, 7/15/32	128,000	125,928
Northern States Power Co., 3.20%, 4/1/52	90,000	64,451
Pacific Gas & Electric Co., 4.20%, 6/1/41	55,000	40,923
PacifiCorp, 3.30%, 3/15/51	100,000	72,300
PECO Energy Co., 4.375%, 8/15/52	130,000	115,097
Public Service Co. of Colorado, 1.875%, 6/15/31	108,000	86,245
Public Service Electric & Gas Co., 3.10%, 3/15/32	102,000	89,451
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	140,000	107,642
Union Electric Co., 3.90%, 4/1/52	84,000	68,124
Xcel Energy, Inc., 3.40%, 6/1/30	120,000	107,332
Xcel Energy, Inc., 4.60%, 6/1/32	48,000	45,985
		2,263,709
Energy Equipment and Services†
Schlumberger Investment SA, 2.65%, 6/26/30	120,000	103,222
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.76%, 3/15/27(3)	88,000	79,372
Warnermedia Holdings, Inc., 5.05%, 3/15/42(3)	132,000	101,458
Warnermedia Holdings, Inc., 5.14%, 3/15/52(3)	40,000	29,233
		210,063
Equity Real Estate Investment Trusts (REITs) — 0.2%
Alexandria Real Estate Equities, Inc., 4.50%, 7/30/29	13,000	12,341
American Tower Corp., 3.95%, 3/15/29	140,000	129,350
Broadstone Net Lease LLC, 2.60%, 9/15/31	63,000	47,368
Corporate Office Properties LP, 2.00%, 1/15/29	74,000	56,894
EPR Properties, 4.75%, 12/15/26	24,000	21,596
Equinix, Inc., 2.90%, 11/18/26	205,000	187,650
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	150,000	147,405
National Retail Properties, Inc., 4.80%, 10/15/48	96,000	80,120
Realty Income Corp., 3.25%, 1/15/31	110,000	95,662
		778,386
Food and Staples Retailing — 0.1%
Sysco Corp., 5.95%, 4/1/30	173,000	179,474
Food Products — 0.2%
JDE Peet's NV, 2.25%, 9/24/31(3)	197,000	149,387
Kraft Heinz Foods Co., 3.875%, 5/15/27	120,000	114,837
Kraft Heinz Foods Co., 5.00%, 6/4/42	132,000	119,993
Mondelez International, Inc., 2.625%, 3/17/27	120,000	108,965
		493,182
Gas Utilities†
Southern California Gas Co., 6.35%, 11/15/52	62,000	68,217
Health Care Equipment and Supplies — 0.3%
Baxter International, Inc., 1.92%, 2/1/27	173,000	153,625
Baxter International, Inc., 2.54%, 2/1/32	250,000	199,247
GE HealthCare Technologies, Inc., 5.65%, 11/15/27(3)	280,000	283,768
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	310,000	288,419
		925,059
Health Care Providers and Services — 0.6%
Centene Corp., 2.45%, 7/15/28	190,000	160,734

	Shares/ Principal Amount	Value
Centene Corp., 4.625%, 12/15/29	$85,000	$77,868
Centene Corp., 3.375%, 2/15/30	136,000	115,277
CVS Health Corp., 4.78%, 3/25/38	30,000	27,448
CVS Health Corp., 5.05%, 3/25/48	85,000	76,724
Duke University Health System, Inc., 3.92%, 6/1/47	30,000	24,827
HCA, Inc., 2.375%, 7/15/31	80,000	62,468
Humana, Inc., 2.15%, 2/3/32	398,000	311,606
Kaiser Foundation Hospitals, 3.00%, 6/1/51	105,000	72,011
UnitedHealth Group, Inc., 5.35%, 2/15/33	450,000	465,743
UnitedHealth Group, Inc., 5.875%, 2/15/53	95,000	103,203
Univision Communications, Inc., 1.65%, 9/1/26	147,000	126,185
Univision Communications, Inc., 2.65%, 10/15/30	150,000	119,728
		1,743,822
Hotels, Restaurants and Leisure†
Marriott International, Inc., 3.50%, 10/15/32	80,000	66,771
Household Durables — 0.1%
D.R. Horton, Inc., 2.50%, 10/15/24	90,000	85,761
Safehold Operating Partnership LP, 2.85%, 1/15/32	115,000	87,594
		173,355
Household Products — 0.1%
Clorox Co., 4.60%, 5/1/32	251,000	242,207
Insurance†
Athene Global Funding, 1.99%, 8/19/28(3)	67,000	54,022
Sammons Financial Group, Inc., 4.75%, 4/8/32(3)	58,000	48,594
SBL Holdings, Inc., 5.125%, 11/13/26(3)	32,000	28,080
		130,696
Internet and Direct Marketing Retail — 0.2%
Amazon.com, Inc., 4.70%, 11/29/24	125,000	125,181
Amazon.com, Inc., 4.60%, 12/1/25	125,000	124,833
Amazon.com, Inc., 4.55%, 12/1/27	60,000	59,910
Amazon.com, Inc., 3.60%, 4/13/32	295,000	270,833
		580,757
IT Services†
Fiserv, Inc., 2.65%, 6/1/30	130,000	109,582
Life Sciences Tools and Services†
Danaher Corp., 2.80%, 12/10/51	115,000	76,537
Machinery — 0.1%
John Deere Capital Corp., 4.85%, 10/11/29	59,000	59,199
John Deere Capital Corp., 4.35%, 9/15/32	200,000	194,922
		254,121
Media — 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	75,000	57,011
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.70%, 4/1/51	120,000	73,399
Comcast Corp., 5.65%, 6/15/35	99,000	104,116
Comcast Corp., 6.50%, 11/15/35	80,000	89,321
Comcast Corp., 3.75%, 4/1/40	155,000	128,475
Comcast Corp., 2.94%, 11/1/56	105,000	65,414
Fox Corp., 5.48%, 1/25/39	52,000	47,520
Paramount Global, 4.95%, 1/15/31	65,000	57,922
Paramount Global, 4.375%, 3/15/43	50,000	34,599

	Shares/ Principal Amount	Value
Time Warner Cable LLC, 4.50%, 9/15/42	$170,000	$125,065
		782,842
Metals and Mining — 0.1%
Glencore Funding LLC, 2.625%, 9/23/31(3)	160,000	127,858
Nucor Corp., 3.125%, 4/1/32	73,000	62,078
South32 Treasury Ltd., 4.35%, 4/14/32(3)	120,000	102,994
		292,930
Multi-Utilities — 0.2%
Ameren Corp., 3.50%, 1/15/31	150,000	133,040
Ameren Illinois Co., 3.85%, 9/1/32	70,000	65,243
Ameren Illinois Co., 5.90%, 12/1/52	38,000	41,515
CenterPoint Energy, Inc., 2.65%, 6/1/31	98,000	81,162
Dominion Energy, Inc., 4.90%, 8/1/41	90,000	79,898
Dominion Energy, Inc., 4.85%, 8/15/52	80,000	69,514
Sempra Energy, 3.25%, 6/15/27	30,000	27,798
WEC Energy Group, Inc., 1.375%, 10/15/27	170,000	144,477
		642,647
Oil, Gas and Consumable Fuels — 0.8%
Aker BP ASA, 3.75%, 1/15/30(3)	300,000	264,571
BP Capital Markets America, Inc., 3.06%, 6/17/41	90,000	66,985
Cenovus Energy, Inc., 2.65%, 1/15/32	100,000	80,101
Continental Resources, Inc., 2.27%, 11/15/26(3)	107,000	92,850
Diamondback Energy, Inc., 6.25%, 3/15/33	120,000	122,171
Enbridge, Inc., 3.40%, 8/1/51	50,000	34,167
Energy Transfer LP, 3.60%, 2/1/23	30,000	29,943
Energy Transfer LP, 4.25%, 3/15/23	110,000	109,740
Energy Transfer LP, 3.75%, 5/15/30	150,000	132,599
Energy Transfer LP, 5.75%, 2/15/33	121,000	118,614
Energy Transfer LP, 4.90%, 3/15/35	95,000	84,938
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	132,942
Enterprise Products Operating LLC, 3.30%, 2/15/53	79,000	52,906
Equinor ASA, 3.25%, 11/18/49	70,000	51,188
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(3)	314,122	253,672
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	85,000	86,048
MPLX LP, 2.65%, 8/15/30	110,000	89,392
Petroleos Mexicanos, 3.50%, 1/30/23	80,000	79,778
SA Global Sukuk Ltd., 2.69%, 6/17/31(3)	325,000	278,394
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	190,000	190,411
Shell International Finance BV, 2.375%, 11/7/29	120,000	103,977
Shell International Finance BV, 4.375%, 5/11/45	70,000	61,512
		2,516,899
Paper and Forest Products†
Georgia-Pacific LLC, 2.10%, 4/30/27(3)	130,000	116,661
Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co., 2.95%, 3/15/32	155,000	135,288
Bristol-Myers Squibb Co., 2.55%, 11/13/50	113,000	71,293
Merck & Co., Inc., 1.70%, 6/10/27	115,000	102,128
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	290,000	271,468
Viatris, Inc., 4.00%, 6/22/50	28,000	17,348
Zoetis, Inc., 5.60%, 11/16/32	149,000	154,937
		752,462

	Shares/ Principal Amount	Value
Real Estate Management and Development†
Essential Properties LP, 2.95%, 7/15/31	$110,000	$80,241
Road and Rail — 0.2%
Ashtead Capital, Inc., 5.50%, 8/11/32(3)	150,000	143,909
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	105,000	90,175
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	70,000	51,299
CSX Corp., 4.10%, 11/15/32	100,000	94,061
Norfolk Southern Corp., 4.55%, 6/1/53	80,000	69,982
Union Pacific Corp., 3.55%, 8/15/39	160,000	132,782
United Rentals North America, Inc., 6.00%, 12/15/29(3)	65,000	64,719
		646,927
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom, Inc., 4.00%, 4/15/29(3)	97,000	88,319
Broadcom, Inc., 4.93%, 5/15/37(3)	103,000	90,223
Intel Corp., 3.20%, 8/12/61	157,000	99,049
Micron Technology, Inc., 6.75%, 11/1/29	95,000	96,713
QUALCOMM, Inc., 5.40%, 5/20/33	40,000	41,781
QUALCOMM, Inc., 6.00%, 5/20/53	35,000	37,395
		453,480
Software — 0.1%
Oracle Corp., 3.90%, 5/15/35	95,000	79,757
Oracle Corp., 3.85%, 7/15/36	57,000	46,805
Oracle Corp., 3.60%, 4/1/40	95,000	70,037
		196,599
Specialty Retail — 0.3%
Dick's Sporting Goods, Inc., 3.15%, 1/15/32	180,000	140,929
Home Depot, Inc., 3.90%, 6/15/47	320,000	264,698
Lowe's Cos., Inc., 2.625%, 4/1/31	225,000	186,986
Lowe's Cos., Inc., 4.25%, 4/1/52	250,000	199,450
O'Reilly Automotive, Inc., 4.70%, 6/15/32	93,000	90,174
		882,237
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 3.25%, 8/8/29	230,000	213,116
Apple, Inc., 3.95%, 8/8/52	125,000	106,936
Dell International LLC / EMC Corp., 8.10%, 7/15/36	39,000	43,855
		363,907
Trading Companies and Distributors†
Aircastle Ltd., 5.25%, 8/11/25(3)	78,000	75,090
Water Utilities — 0.1%
American Water Capital Corp., 4.45%, 6/1/32	180,000	172,752
Essential Utilities, Inc., 2.70%, 4/15/30	130,000	109,328
		282,080
Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc., 4.75%, 2/1/28	312,000	304,042
T-Mobile USA, Inc., 3.375%, 4/15/29	230,000	203,020
T-Mobile USA, Inc., 4.375%, 4/15/40	105,000	90,038
		597,100
TOTAL CORPORATE BONDS (Cost $33,645,791)		29,811,376
COLLATERALIZED LOAN OBLIGATIONS — 2.8%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 6.26%, (3-month LIBOR plus 1.90%), 10/27/33(3)	200,000	186,999

	Shares/ Principal Amount	Value
AIMCO CLO Ltd., Series 2019-10A, Class BR, VRN, 5.92%, (3-month LIBOR plus 1.60%), 7/22/32(3)	$275,000	$266,271
Arbor Realty Collateralized Loan Obligation Ltd., Series 2020-FL1, Class AS, VRN, 5.85%, (1-month SOFR plus 1.51%), 2/15/35(3)	218,000	213,248
Arbor Realty Commercial Real Estate Notes Ltd., Series 2019-FL2, Class A, VRN, 5.65%, (1-month SOFR plus 1.31%), 9/15/34(3)	156,839	156,595
ARES LII CLO Ltd., Series 2019-52A, Class BR, VRN, 5.97%, (3-month LIBOR plus 1.65%), 4/22/31(3)	200,000	193,103
Ares XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 5.88%, (3-month LIBOR plus 1.80%), 1/15/29(3)	250,000	237,909
BDS Ltd., Series 2021-FL7, Class C, VRN, 6.04%, (1-month LIBOR plus 1.70%), 6/16/36(3)	400,000	377,944
BDS Ltd., Series 2021-FL8, Class C, VRN, 5.89%, (1-month LIBOR plus 1.55%), 1/18/36(3)	200,000	187,912
BDS Ltd., Series 2021-FL8, Class D, VRN, 6.24%, (1-month LIBOR plus 1.90%), 1/18/36(3)	150,000	138,739
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 5.26%, (3-month LIBOR plus 1.02%), 4/20/31(3)	200,000	195,870
BXMT Ltd., Series 2020-FL2, Class C, VRN, 6.09%, (1-month SOFR plus 1.76%), 2/15/38(3)	386,000	372,621
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 5.68%, (3-month LIBOR plus 1.60%), 7/15/30(3)	125,000	121,081
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 6.85%, (3-month LIBOR plus 2.20%), 8/14/30(3)	225,000	215,657
Carlyle Global Market Strategies CLO Ltd., Series 2019-2A, Class A2R, VRN, 5.73%, (3-month LIBOR plus 1.65%), 7/15/32(3)	305,000	294,506
CarVal CLO III Ltd., Series 2019-2A, Class BR, VRN, 5.84%, (3-month LIBOR plus 1.60%), 7/20/32(3)	250,000	242,300
Cedar Funding X CLO Ltd., Series 2019-10A, Class BR, VRN, 5.84%, (3-month LIBOR plus 1.60%), 10/20/32(3)	175,000	169,631
Cerberus Loan Funding XXXIII LP, Series 2021-3A, Class A, VRN, 5.64%, (3-month LIBOR plus 1.56%), 7/23/33(3)	275,000	264,092
Cerberus Loan Funding XXXIX LP, Series 2022-3A, Class A, VRN, 7.03%, (3-month SOFR plus 2.40%), 1/20/33(3)(4)	250,000	250,000
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 5.48%, (3-month LIBOR plus 1.40%), 11/22/33(3)	103,194	102,754
CFIP CLO Ltd., Series 2014-1A, Class AR, VRN, 5.26%, (3-month LIBOR plus 1.32%), 7/13/29(3)	219,152	218,624
FS Rialto Issuer LLC, Series 2021-AFC1, Class A, SEQ, VRN, 6.90%, (1-month SOFR plus 2.58%), 8/17/37(3)	216,000	213,567
KKR CLO Ltd., Series 2018, Class BR, VRN, 5.79%, (3-month LIBOR plus 1.60%), 7/18/30(3)	200,000	194,945
KKR CLO Ltd., Series 2022A, Class A, VRN, 5.39%, (3-month LIBOR plus 1.15%), 7/20/31(3)	175,000	172,168
KKR CLO Ltd., Series 2030A, Class BR, VRN, 5.68%, (3-month LIBOR plus 1.60%), 10/17/31(3)	275,000	267,427
KREF Ltd., Series 2021-FL2, Class B, VRN, 5.98%, (1-month LIBOR plus 1.65%), 2/15/39(3)	300,000	287,658
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, VRN, 5.73%, (3-month LIBOR plus 1.65%), 7/15/33(3)	375,000	364,258
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 5.79%, (1-month LIBOR plus 1.45%), 10/16/36(3)	350,000	334,745

	Shares/ Principal Amount	Value
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 5.73%, (3-month LIBOR plus 1.50%), 7/19/30(3)	$275,000	$265,365
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, VRN, 5.64%, (3-month LIBOR plus 1.40%), 7/20/29(3)	150,000	146,114
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 5.76%, (3-month SOFR plus 1.90%), 10/15/30(3)	250,000	243,870
Parallel Ltd., Series 2019-1A, Class BR, VRN, 6.04%, (3-month LIBOR plus 1.80%), 7/20/32(3)	300,000	284,627
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class BR, VRN, 6.34%, (3-month LIBOR plus 2.10%), 10/20/31(3)	250,000	232,844
PFP Ltd., Series 2021-8, Class C, VRN, 6.13%, (1-month LIBOR plus 1.80%), 8/9/37(3)	292,000	273,833
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 5.94%, (3-month LIBOR plus 1.70%), 1/20/32(3)	275,000	265,159
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 6.01%, (3-month LIBOR plus 1.65%), 4/25/31(3)	275,000	264,046
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 5.76%, (3-month LIBOR plus 1.57%), 10/18/30(3)	200,000	193,805
TSTAT Ltd., Series 2022-1A, Class B, VRN, 5.82%, (3-month SOFR plus 3.27%), 7/20/31(3)	200,000	197,224
Wellfleet CLO Ltd., Series 2022-1A, Class B1, VRN, 6.21%, (3-month SOFR plus 2.35%), 4/15/34(3)	200,000	190,592
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $9,088,949)		8,798,103
ASSET-BACKED SECURITIES — 2.5%
321 Henderson Receivables VI LLC, Series 2010-1A, Class B, SEQ, 9.31%, 7/15/61(3)	163,229	165,840
Aaset Trust, Series 2021-2A, Class A, SEQ, 2.80%, 1/15/47(3)	516,886	417,302
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.94%, 8/15/46(3)	310,000	265,403
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(3)	226,000	185,545
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I, SEQ, 4.19%, 6/5/49(3)	175,230	172,730
Applebee's Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2II, SEQ, 4.72%, 6/5/49(3)	297,000	271,572
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(3)	255,527	210,164
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(3)	180,930	158,320
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37(3)	521,591	441,752
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class B, 7.52%, 12/15/32(3)	250,000	252,237
DI Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.72%, 9/15/51(3)	644,554	565,431
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(3)	336,740	304,040
FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, 8/17/38(3)	300,000	252,487
FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.39%, 8/17/38(3)	400,000	334,488
Flexential Issuer, Series 2021-FL8, Class A2, SEQ, 3.25%, 11/27/51(3)	414,000	361,846

	Shares/ Principal Amount	Value
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	$76,896	$70,860
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(3)	188,106	155,142
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(3)	146,596	119,151
J.G. Wentworth XLII LLC, Series 2018-2A, Class B, 4.70%, 10/15/77(3)	197,566	172,033
J.G. Wentworth XXXIX LLC, Series 2017-2A, Class B, 5.09%, 9/17/74(3)	58,442	52,685
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, SEQ, 2.64%, 10/15/46(3)	393,402	316,248
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(3)	474,070	394,268
Navigator Aircraft ABS Ltd., Series 2021-1, Class A, SEQ, 2.77%, 11/15/46(3)	393,378	331,261
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, SEQ, 1.91%, 10/20/61(3)	422,000	357,349
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(3)	725,000	597,530
Progress Residential Trust, Series 2021-SFR3, Class C, 2.09%, 5/17/26(3)	200,000	171,034
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(3)	150,000	123,753
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(3)	76,566	70,061
Slam Ltd., Series 2021-1A, Class A, SEQ, 2.43%, 6/15/46(3)	226,550	187,926
Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, SEQ, 4.54%, 2/25/44(3)	293,308	286,360
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, SEQ, 1.88%, 3/26/46(3)	228,000	197,280
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	42,387	40,966
TOTAL ASSET-BACKED SECURITIES (Cost $9,240,947)		8,003,064
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
Private Sponsor Collateralized Mortgage Obligations — 1.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	804	714
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.97%, 3/25/35	11,754	11,547
Banc of America Mortgage Trust, Series 2004-E, Class 2A6, SEQ, VRN, 3.59%, 6/25/34	9,068	8,627
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 6.89%, (1-month LIBOR plus 2.50%), 7/25/29(3)	130,000	128,363
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 6.34%, (1-month LIBOR plus 1.95%), 7/25/29(3)	120,000	118,969
Bellemeade Re Ltd., Series 2020-2A, Class M1C, VRN, 8.39%, (1-month LIBOR plus 4.00%), 8/26/30(3)	2,955	2,957
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, VRN, 5.13%, (30-day average SOFR plus 1.20%), 2/25/50(3)	123,556	108,330
CHNGE Mortgage Trust, Series 2022-1, Class A1, SEQ, VRN, 3.01%, 1/25/67(3)	241,469	215,137
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.09%, 8/25/34	8,433	8,079
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	287	246

	Shares/ Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2, SEQ, VRN, 1.38%, 2/25/66(3)	$96,678	$78,665
Credit Suisse Mortgage Trust, Series 2021-RPL3, Class A1, SEQ, VRN, 2.00%, 1/25/60(3)	129,564	111,304
Credit Suisse Mortgage Trust, Series 2022-NQM2, Class A3, SEQ, VRN, 4.00%, 2/25/67(3)	208,000	147,454
Deephaven Residential Mortgage Trust, Series 2020-2, Class M1, VRN, 4.11%, 5/25/65(3)	200,000	183,655
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(3)	106,114	85,468
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 6.63%, (30-day average SOFR plus 2.70%), 10/25/33(3)	175,000	173,466
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 4.01%, 10/25/34	2,122	2,088
GCAT Trust, Series 2021-CM2, Class A1, SEQ, VRN, 2.35%, 8/25/66(3)	371,901	336,794
GCAT Trust, Series 2021-NQM1, Class A3, SEQ, VRN, 1.15%, 1/25/66(3)	88,780	73,142
GSR Mortgage Loan Trust, Series 2004-5, Class 3A3, VRN, 2.78%, 5/25/34	5,548	5,131
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.15%, 6/25/34	3,348	2,980
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.78%, 1/25/35	7,592	7,144
Home RE Ltd., Series 2021-1, Class M1B, VRN, 5.94%, (1-month LIBOR plus 1.55%), 7/25/33(3)	91,850	91,419
Home RE Ltd., Series 2022-1, Class M1A, VRN, 6.78%, (30-day average SOFR plus 2.85%), 10/25/34(3)	150,000	148,575
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.45%, 1/25/47(3)	30,126	26,104
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(3)	62,524	53,022
JP Morgan Mortgage Trust, Series 2022-4, Class A3, VRN, 3.00%, 10/25/52(3)	143,441	120,408
JP Morgan Mortgage Trust, Series 2022-LTV1, Class A3, SEQ, VRN, 3.52%, 7/25/52(3)	207,314	170,651
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.87%, 11/21/34	24,281	21,898
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.51%, 11/25/35	11,695	11,042
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.05%, 2/25/35	10,451	9,774
MFA Trust, Series 2021-INV2, Class A3, SEQ, VRN, 2.26%, 11/25/56(3)	246,458	203,030
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 5.14%, (1-month LIBOR plus 0.75%), 5/25/55(3)	250,000	246,391
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(3)	305,295	236,934
Sofi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(3)	5,982	5,437
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(3)	156,000	137,603
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.34%, 7/25/34	12,555	12,110
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(3)	81,131	74,200

	Shares/ Principal Amount	Value
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(3)	$97,357	$89,202
		3,468,060
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2020-DNA5, Class M2, VRN, 6.73%, (30-day average SOFR plus 2.80%), 10/25/50(3)	98,511	99,320
FNMA, Series 2013-C01, Class M2, VRN, 9.64%, (1-month LIBOR plus 5.25%), 10/25/23	157,512	160,181
FNMA, Series 2014-C02, Class 2M2, VRN, 6.99%, (1-month LIBOR plus 2.60%), 5/25/24	28,772	28,754
FNMA, Series 2014-C04, Class 1M2, VRN, 9.29%, (1-month LIBOR plus 4.90%), 11/25/24	85,999	88,292
FNMA, Series 2017-C03, Class 1M2C, VRN, 7.39%, (1-month LIBOR plus 3.00%), 10/25/29	40,000	40,313
		416,860
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,321,787)		3,884,920
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
BX Commercial Mortgage Trust, Series 2017-2A, Class C, VRN, 3.54%, 3/9/44(3)	179,280	140,875
BX Commercial Mortgage Trust, Series 2019-2A, Class D, VRN, 3.55%, 3/11/44(3)	282,000	212,553
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 6.72%, (1-month LIBOR plus 2.40%), 9/15/36(3)	400,000	369,387
ELP Commercial Mortgage Trust, Series 2021-ELP, Class E, VRN, 6.44%, (1-month LIBOR plus 2.12%), 11/15/38(3)	513,000	473,367
MHP Trust, Series 2022-MHIL, Class D, VRN, 5.95%, (1-month SOFR plus 1.61%), 1/15/27(3)	158,380	147,721
OPG Trust, Series 2021-PORT, Class E, VRN, 5.85%, (1-month LIBOR plus 1.53%), 10/15/36(3)	345,429	321,267
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, VRN, 7.12%, (1-month SOFR plus 2.79%), 11/15/27(3)	305,000	304,731
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,187,476)		1,969,901
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	70,000	81,938
California State University Rev., 2.98%, 11/1/51	200,000	138,842
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	27,408
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	85,000	64,456
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	225,000	181,013
Houston GO, 3.96%, 3/1/47	25,000	21,610
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	25,000	27,288
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	15,000	15,716
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	200,000	211,655
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	200,000	144,429
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	20,000	20,652
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	65,000	80,736
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	85,000	102,699
New York City Municipal Water Finance Authority Rev. (New York City Water & Sewer System), 5.95%, 6/15/42	45,000	49,753

	Shares/ Principal Amount	Value
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	$100,000	$71,492
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	30,000	29,744
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	40,000	37,821
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	100,000	65,033
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	45,000	46,391
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	25,000	27,199
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	30,000	31,149
State of California GO, 4.60%, 4/1/38	120,000	113,189
State of California GO, 7.55%, 4/1/39	70,000	87,791
State of California GO, 7.30%, 10/1/39	15,000	18,257
State of California GO, 7.60%, 11/1/40	20,000	25,678
University of California Rev., 3.07%, 5/15/51	125,000	83,906
TOTAL MUNICIPAL SECURITIES (Cost $2,165,665)		1,805,845
EXCHANGE-TRADED FUNDS — 0.4%
SPDR S&P 500 ETF Trust (Cost $1,361,756)	3,444	1,317,089
AFFILIATED FUNDS(5)— 0.2%
American Century Emerging Markets Bond ETF (Cost $780,675)	21,000	787,605
U.S. GOVERNMENT AGENCY SECURITIES — 0.2%
FNMA, 0.75%, 10/8/27	$600,000	516,979
Tennessee Valley Authority, 1.50%, 9/15/31	100,000	78,528
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $699,395)		595,507
BANK LOAN OBLIGATIONS(6) — 0.1%
Pharmaceuticals — 0.1%
Horizon Therapeutics USA Inc., 2021 Term Loan B2, 6.19%, (1-month LIBOR plus 1.75%), 3/15/28 (Cost $181,409)	181,240	181,289
SOVEREIGN GOVERNMENTS AND AGENCIES†
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	29,773
Poland†
Republic of Poland Government International Bond, 3.00%, 3/17/23	10,000	9,967
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	20,000	18,567
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $61,326)		58,307
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $2,321,342)	2,321,342	$2,321,342
TOTAL INVESTMENT SECURITIES—99.8% (Cost $316,534,118)		318,602,854
OTHER ASSETS AND LIABILITIES — 0.2%		538,836
TOTAL NET ASSETS — 100.0%		$319,141,690

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	35,055	USD	37,498	JPMorgan Chase Bank N.A.	3/31/23	$251
EUR	24,756	USD	26,492	JPMorgan Chase Bank N.A.	3/31/23	166
USD	1,146,232	EUR	1,070,460	JPMorgan Chase Bank N.A.	3/31/23	(6,477)
						$(6,060)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	28	March 2023	$5,742,188	$(23,254)
U.S. Treasury 5-Year Notes	28	March 2023	3,022,031	(20,367)
U.S. Treasury 10-Year Notes	47	March 2023	5,277,953	(91,057)
U.S. Treasury 10-Year Ultra Notes	14	March 2023	1,655,937	(24,169)
U.S. Treasury Long Bonds	2	March 2023	250,688	(9,191)
U.S. Treasury Ultra Bonds	6	March 2023	805,875	(41,668)
			$16,754,672	$(209,706)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$1,207,800	$(990)	$(25,984)	$(26,974)
Markit CDX North America High Yield Index Series 39	Buy	(5.00)%	12/20/27	$1,240,000	5,677	(14,986)	(9,309)
Markit CDX North America Investment Grade Index Series 39	Buy	(1.00)%	12/20/27	$5,170,000	(57,530)	14,593	(42,937)
					$(52,843)	$(26,377)	$(79,220)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.90%	10/11/23	$550,000	$388	$(837)	$(449)
CPURNSA	Receive	2.97%	10/14/23	$800,000	393	(1,527)	(1,134)
CPURNSA	Receive	2.97%	10/14/23	$800,000	393	(1,527)	(1,134)
					$1,174	$(3,891)	$(2,717)

NOTES TO SCHEDULE OF INVESTMENTS
CDX	–	Credit Derivatives Indexes
CPURNSA	–	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	–	London Interbank Offered Rate
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $730,153.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $25,851,641, which represented 8.1% of total net assets.
(4)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(5)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(6)The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate or range of rates shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities - unaffiliated, at value (cost of $315,753,443)	$317,815,249
Investment securities - affiliated, at value (cost of $780,675)	787,605
Total investment securities, at value (cost of $316,534,118)	318,602,854
Cash	357
Receivable for investments sold	61,618
Receivable for capital shares sold	122,069
Receivable for variation margin on swap agreements	1,746
Unrealized appreciation on forward foreign currency exchange contracts	417
Interest and dividends receivable	923,085
319,712,146

Liabilities
Payable for investments purchased	250,000
Payable for capital shares redeemed	27,450
Payable for variation margin on futures contracts	17,282
Unrealized depreciation on forward foreign currency exchange contracts	6,477
Accrued management fees	226,268
Distribution fees payable	29,254
Accrued other expenses	13,725
570,456

Net Assets	$319,141,690

Net Assets Consist of:
Capital (par value and paid-in surplus)	$336,731,348
Distributable earnings	(17,589,658)
$319,141,690

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$184,540,752	27,527,622	$6.70
Class II, $0.01 Par Value	$134,600,938	20,078,570	$6.70

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $61)	$3,934,778
Dividends (including $9,939 from affiliated funds and net of foreign taxes withheld of $5,460)	3,136,502
7,071,280

Expenses:
Management fees	3,033,985
Distribution fees - Class II	360,661
Directors' fees and expenses	9,503
Other expenses	22,525
3,426,674
Fees waived(1)	(239,913)
3,186,761

Net investment income (loss)	3,884,519

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(19,128,903)
Forward foreign currency exchange contract transactions	127,952
Futures contract transactions	(661,556)
Swap agreement transactions	557,447
Foreign currency translation transactions	319
(19,104,741)

Change in net unrealized appreciation (depreciation) on:
Investments (including $6,930 from affiliated funds)	(52,910,387)
Forward foreign currency exchange contracts	8,326
Futures contracts	(219,126)
Swap agreements	(479,077)
(53,600,264)

Net realized and unrealized gain (loss)	(72,705,005)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(68,820,486)
(1)Amount consists of $138,780 and $101,133 for Class I and Class II, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$3,884,519	$1,948,419
Net realized gain (loss)	(19,104,741)	53,826,680
Change in net unrealized appreciation (depreciation)	(53,600,264)	(1,934,762)
Net increase (decrease) in net assets resulting from operations	(68,820,486)	53,840,337

Distributions to Shareholders
From earnings:
Class I	(33,151,886)	(11,576,800)
Class II	(23,855,577)	(7,504,684)
Decrease in net assets from distributions	(57,007,463)	(19,081,484)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	48,324,101	20,941,188

Net increase (decrease) in net assets	(77,503,848)	55,700,041

Net Assets
Beginning of period	396,645,538	340,945,497
End of period	$319,141,690	$396,645,538

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.  Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.  Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.80% to 0.90% for each class. During the period ended December 31, 2022, the investment advisor agreed to waive 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee for each class for the period ended December 31, 2022 was 0.89% before waiver and 0.82% after waiver.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2022 totaled $316,446,918, of which $230,281,328 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 totaled $325,975,693, of which $228,212,948 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	1,570,561	$11,794,505	3,224,057	$29,266,636
Issued in reinvestment of distributions	4,315,806	33,151,886	1,339,166	11,576,800
Redeemed	(2,596,921)	(19,352,623)	(3,395,173)	(30,808,282)
	3,289,446	25,593,768	1,168,050	10,035,154
Class II/Shares Authorized	75,000,000		75,000,000
Sold	1,944,115	14,780,292	1,940,892	17,683,643
Issued in reinvestment of distributions	3,100,203	23,855,577	869,949	7,504,684
Redeemed	(2,196,424)	(15,905,536)	(1,579,626)	(14,282,293)
	2,847,894	22,730,333	1,231,215	10,906,034
Net increase (decrease)	6,137,340	$48,324,101	2,399,265	$20,941,188

6. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

7. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended December 31, 2022 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Emerging Markets Bond ETF	—	$781	—	$7	$788	21	—	$10
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.

8. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$186,970,548	$2,861,787	—
U.S. Treasury Securities	—	38,590,407	—
U.S. Government Agency Mortgage-Backed Securities	—	30,645,764	—
Corporate Bonds	—	29,811,376	—
Collateralized Loan Obligations	—	8,798,103	—
Asset-Backed Securities	—	8,003,064	—
Collateralized Mortgage Obligations	—	3,884,920	—
Commercial Mortgage-Backed Securities	—	1,969,901	—
Municipal Securities	—	1,805,845	—
Exchange-Traded Funds	1,317,089	—	—
Affiliated Funds	787,605	—	—
U.S. Government Agency Securities	—	595,507	—
Bank Loan Obligations	—	181,289	—
Sovereign Governments and Agencies	—	58,307	—
Short-Term Investments	2,321,342	—	—
	$191,396,584	$127,206,270	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$417	—

Liabilities
Other Financial Instruments
Futures Contracts	$209,706	—	—
Swap Agreements	—	$81,937	—
Forward Foreign Currency Exchange Contracts	—	6,477	—
	$209,706	$88,414	—

9. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $4,295,380.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,006,371.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $7,796,857 futures contracts purchased and $3,419,813 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $4,183,333.

Value of Derivative Instruments as of December 31, 2022

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$878	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	417	Unrealized depreciation on forward foreign currency exchange contracts	$6,477
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	17,282
Other Contracts	Receivable for variation margin on swap agreements*	868	Payable for variation margin on swap agreements*	—
		$2,163		$23,759
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2022

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$28,692	Change in net unrealized appreciation (depreciation) on swap agreements	$(26,377)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	127,952	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	8,326
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(661,556)	Change in net unrealized appreciation (depreciation) on futures contracts	(219,126)
Other Contracts	Net realized gain (loss) on swap agreement transactions	528,755	Change in net unrealized appreciation (depreciation) on swap agreements	(452,700)
		$23,843		$(689,877)

10. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

11. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$30,377,562	$4,410,666
Long-term capital gains	$26,629,901	$14,670,818

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$317,337,341
Gross tax appreciation of investments	$31,313,361
Gross tax depreciation of investments	(30,047,848)
Net tax appreciation (depreciation) of investments	1,265,513
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(24,465)
Net tax appreciation (depreciation)	$1,241,048
Undistributed ordinary income	$234,150
Accumulated short-term capital losses	$(14,465,741)
Accumulated long-term capital losses	$(4,599,115)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$9.56	0.09	(1.57)	(1.48)	(0.09)	(1.29)	(1.38)	$6.70	(17.27)%	0.83%	0.90%	1.24%	1.17%	92%	$184,541
2021	$8.73	0.06	1.27	1.33	(0.07)	(0.43)	(0.50)	$9.56	15.77%	0.83%	0.88%	0.63%	0.58%	195%	$231,837
2020	$8.18	0.08	0.84	0.92	(0.09)	(0.28)	(0.37)	$8.73	12.53%	0.85%	0.89%	1.03%	0.99%	189%	$201,325
2019	$7.09	0.11	1.27	1.38	(0.12)	(0.17)	(0.29)	$8.18	19.85%	0.79%	0.90%	1.48%	1.37%	115%	$177,510
2018	$7.53	0.12	(0.40)	(0.28)	(0.11)	(0.05)	(0.16)	$7.09	(3.83)%	0.76%	0.90%	1.55%	1.41%	120%	$142,595
Class II
2022	$9.56	0.07	(1.57)	(1.50)	(0.07)	(1.29)	(1.36)	$6.70	(17.47)%	1.08%	1.15%	0.99%	0.92%	92%	$134,601
2021	$8.73	0.03	1.27	1.30	(0.04)	(0.43)	(0.47)	$9.56	15.48%	1.08%	1.13%	0.38%	0.33%	195%	$164,809
2020	$8.18	0.06	0.85	0.91	(0.08)	(0.28)	(0.36)	$8.73	12.27%	1.10%	1.14%	0.78%	0.74%	189%	$139,620
2019	$7.10	0.09	1.26	1.35	(0.10)	(0.17)	(0.27)	$8.18	19.39%	1.04%	1.15%	1.23%	1.12%	115%	$109,422
2018	$7.53	0.10	(0.39)	(0.29)	(0.09)	(0.05)	(0.14)	$7.10	(3.93)%	1.01%	1.15%	1.30%	1.16%	120%	$74,928

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Balanced Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,721,503, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $26,629,901, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

The fund hereby designates $26,593,385 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91439 2302

Annual Report

December 31, 2022

VP Capital Appreciation Fund
Class I (AVCIX)
Class II (AVCWX)
Class Y (AVCYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	-28.11%	7.91%	10.25%	—	11/20/87
Russell Midcap Growth Index	—	-26.72%	7.64%	11.40%	—	—
Class II	AVCWX	-28.25%	7.74%	—	8.63%	4/25/14
Class Y	AVCYX	-27.92%	8.26%	—	9.16%	9/22/17
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $26,545

Russell Midcap Growth Index — $29,456

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class Y
0.99%	1.14%	0.64%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

VP Capital Appreciation returned -28.11%* for the 12 months ended December 31, 2022, versus the -26.72% return of the fund’s benchmark, the Russell Midcap Growth Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses during the first three quarters of 2022. The downturn began amid a combination of factors—the new omicron variant of coronavirus, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either lower growth or more traditional cyclical value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the Russell Midcap Growth Index, energy was by far the top-performing sector, benefiting from rising prices and increased demand amid limited supplies. Utilities held up better than other sectors, all of which posted losses.

The energy sector helped drive the fund’s underperformance relative to the benchmark, due to our underweight allocation. Stock selection in the information technology sector also detracted. Stock decisions in the health care and consumer staples sectors led contributors.

Energy Detracted From Performance

The energy sector was the top performer over the 12-month period, and our underweight hampered relative performance. For example, we did not own benchmark component Cheniere Energy, a liquefied natural gas producer that benefited from the crisis in European energy security as a consequence of the war in Ukraine.

In information technology, stock choices in IT services detracted, led by Cloudflare, which provides cloud infrastructure solutions to help companies handle internet traffic and security threats. The company reported strong results but lagged on concerns about cautious customer spending.

Elsewhere, the online dating company Match Group reported quarterly earnings and guidance that were below expectations, causing a sharp sell-off. The problem related primarily to Tinder, its biggest dating app. With a new CEO at Match and a recently replaced Tinder management team, investors wondered whether Tinder is fixable and whether the online dating category is more saturated than previously thought. Airbnb weighed on performance. The online rental site underperformed on concerns about deceleration in bookings growth in the face of a weakening macroeconomic environment. There was also concern around whether Airbnb can continue to drive active listings growth. We believe that the company will be a long-term market share gainer.

Seagen, a biotechnology company focused on monoclonal antibody treatments for cancer, detracted after a clinical data failure and intellectual property lawsuit loss. We exited the position to fund better opportunities. The ride-hailing company Lyft underperformed as management was doing a disappointing job executing in the U.S. market coming out of the pandemic.
Health Care Stocks Benefited Performance

In health care, Sarepta Therapeutics was a top contributor. The biotechnology company’s management announced its intent to file for accelerated approval for its gene therapy that treats a rare neuromuscular disease. Investors had anticipated a regular approval, which would have a

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

longer timeline. Neurocrine Biosciences outperformed, boosted by strong sales of its lead drug, Ingrezza. Neurocrine focuses on neurological, endocrine and psychiatric disorders and benefited from patients returning to doctor visits as the pandemic restrictions eased.

Rising interest rates were helpful for segments of the financials sector. LPL Financial Holdings is the largest broker-dealer in the country with more than 20,000 advisors. It benefited from the rise in short-term interest rates because its large cash sweep assets allow it to earn a spread on increases in rates.

Other significant contributors included Celsius Holdings, a beverage company that offers calorie-burning drinks. It reported strong quarterly results driven by distribution gains in mass retail, convenience stores and clubs. Celsius also announced a distribution partnership with PepsiCo that could substantially accelerate its distribution gains and also provide it with access to the food service channel. Candy company Hershey outperformed. The chocolate category has several attractive attributes, including consistent growth, low consumer elasticity and the lowest private-label penetration. Hershey’s growth is supported by its ability to pass on price increases to consumers. Enphase Energy, which sells smart, easy-to-use solutions that manage solar generation, storage and communication on a single platform, reported strong results and guidance and significant growth in its home battery energy storage business.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-capitalization companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

The past year was difficult for growth equities, but we want to reassure you that we retain high conviction in our investment process and portfolio holdings. We acknowledge the challenging environment and are closely monitoring the fundamentals of our investments. But our long-term focus also leads us to look through the short-term noise.

Looking ahead, we continue to see opportunities in infrastructure build-out, e-commerce, entertainment and other industries. Our key themes cross sector boundaries. For example, cybersecurity issues can affect everything from supply chains to meatpacking. Data analytics is important for any enterprise to help control spending and better understand customers. Decarbonization, automation and advances in health care such as cell and gene therapy are accelerating their importance in the longer-term investment landscape.

5

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Short-Term Investments	2.8%
Other Assets and Liabilities	(0.8)%

Top Five Industries	% of net assets
Software	11.0%
Life Sciences Tools and Services	7.6%
Hotels, Restaurants and Leisure	7.0%
Biotechnology	6.1%
Semiconductors and Semiconductor Equipment	4.6%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,078.60	$4.82	0.92%
Class II	$1,000	$1,077.50	$5.60	1.07%
Class Y	$1,000	$1,079.60	$2.99	0.57%
Hypothetical
Class I	$1,000	$1,020.57	$4.69	0.92%
Class II	$1,000	$1,019.81	$5.45	1.07%
Class Y	$1,000	$1,022.33	$2.91	0.57%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2022

	Shares	Value
COMMON STOCKS — 98.0%
Aerospace and Defense — 3.6%
CAE, Inc.(1)	133,176	$2,575,982
Curtiss-Wright Corp.	43,819	7,317,335
HEICO Corp.	34,942	5,368,489
		15,261,806
Auto Components — 0.8%
Aptiv PLC(1)	36,958	3,441,899
Banks — 1.0%
SVB Financial Group(1)	19,114	4,398,896
Beverages — 1.8%
Celsius Holdings, Inc.(1)	75,241	7,828,074
Biotechnology — 6.1%
Alnylam Pharmaceuticals, Inc.(1)	23,100	5,489,715
Cytokinetics, Inc.(1)	54,337	2,489,721
Horizon Therapeutics PLC(1)	26,703	3,038,802
IVERIC bio, Inc.(1)	100,991	2,162,217
Neurocrine Biosciences, Inc.(1)	51,241	6,120,225
Sarepta Therapeutics, Inc.(1)	50,810	6,583,960
		25,884,640
Building Products — 1.8%
Trane Technologies PLC	46,471	7,811,310
Capital Markets — 4.5%
Ares Management Corp., Class A	82,224	5,627,411
LPL Financial Holdings, Inc.	27,300	5,901,441
MSCI, Inc.	16,319	7,591,109
		19,119,961
Chemicals — 2.4%
Albemarle Corp.	4,673	1,013,387
Avient Corp.	111,442	3,762,282
Element Solutions, Inc.	292,906	5,327,960
		10,103,629
Commercial Services and Supplies — 1.4%
Republic Services, Inc.	45,345	5,849,052
Communications Equipment — 3.0%
Arista Networks, Inc.(1)	106,140	12,880,089
Containers and Packaging — 1.4%
Avery Dennison Corp.	32,490	5,880,690
Electrical Equipment — 4.3%
AMETEK, Inc.	55,143	7,704,580
Eaton Corp. PLC	16,249	2,550,281
nVent Electric PLC	41,258	1,587,195
Plug Power, Inc.(1)(2)	64,868	802,417
Regal Rexnord Corp.	46,385	5,565,272
		18,209,745
Electronic Equipment, Instruments and Components — 3.9%
Cognex Corp.	109,561	5,161,418
Keysight Technologies, Inc.(1)	67,396	11,529,434
		16,690,852
8

	Shares	Value
Entertainment — 1.0%
ROBLOX Corp., Class A(1)	25,876	$736,431
Spotify Technology SA(1)	44,144	3,485,169
		4,221,600
Equity Real Estate Investment Trusts (REITs) — 0.9%
Rexford Industrial Realty, Inc.	70,968	3,877,691
Food Products — 3.2%
Hershey Co.	58,634	13,577,875
Health Care Equipment and Supplies — 4.3%
DexCom, Inc.(1)	83,110	9,411,377
IDEXX Laboratories, Inc.(1)	22,421	9,146,871
		18,558,248
Health Care Providers and Services — 0.4%
R1 RCM, Inc.(1)	171,743	1,880,586
Health Care Technology — 1.4%
Veeva Systems, Inc., Class A(1)	36,963	5,965,089
Hotels, Restaurants and Leisure — 7.0%
Airbnb, Inc., Class A(1)	70,578	6,034,419
Chipotle Mexican Grill, Inc.(1)	7,798	10,819,647
Hilton Worldwide Holdings, Inc.	101,827	12,866,860
		29,720,926
Interactive Media and Services — 0.9%
Match Group, Inc.(1)	88,920	3,689,291
Internet and Direct Marketing Retail — 1.0%
Chewy, Inc., Class A(1)(2)	64,760	2,401,301
Etsy, Inc.(1)	15,729	1,884,019
		4,285,320
IT Services — 2.7%
Cloudflare, Inc., Class A(1)	106,536	4,816,493
EPAM Systems, Inc.(1)	20,360	6,672,786
		11,489,279
Life Sciences Tools and Services — 7.6%
Agilent Technologies, Inc.	49,919	7,470,378
Avantor, Inc.(1)	181,436	3,826,485
Bio-Techne Corp.	64,330	5,331,671
IQVIA Holdings, Inc.(1)	42,524	8,712,743
Mettler-Toledo International, Inc.(1)	4,805	6,945,387
		32,286,664
Machinery — 2.1%
Graco, Inc.	61,764	4,154,247
Parker-Hannifin Corp.	16,495	4,800,045
		8,954,292
Media — 1.2%
Trade Desk, Inc., Class A(1)	112,313	5,034,992
Oil, Gas and Consumable Fuels — 3.6%
Excelerate Energy, Inc., Class A	79,179	1,983,434
Hess Corp.	93,105	13,204,151
		15,187,585
Pharmaceuticals — 0.6%
Catalent, Inc.(1)	53,722	2,418,027
Professional Services — 3.0%
Jacobs Solutions, Inc.	61,716	7,410,240
9

	Shares	Value
Verisk Analytics, Inc.	30,339	$5,352,406
		12,762,646
Road and Rail — 2.1%
Lyft, Inc., Class A(1)	129,961	1,432,170
Norfolk Southern Corp.	31,464	7,753,359
		9,185,529
Semiconductors and Semiconductor Equipment — 4.6%
Enphase Energy, Inc.(1)	23,477	6,220,466
Marvell Technology, Inc.	65,395	2,422,231
Monolithic Power Systems, Inc.	13,820	4,886,890
Teradyne, Inc.	69,924	6,107,861
		19,637,448
Software — 11.0%
Cadence Design Systems, Inc.(1)	100,835	16,198,134
Datadog, Inc., Class A(1)	80,478	5,915,133
DocuSign, Inc.(1)	23,272	1,289,734
HubSpot, Inc.(1)	20,936	6,053,226
Manhattan Associates, Inc.(1)	69,412	8,426,617
Palo Alto Networks, Inc.(1)	63,321	8,835,812
		46,718,656
Specialty Retail — 1.3%
Burlington Stores, Inc.(1)	14,961	3,033,492
Five Below, Inc.(1)	14,047	2,484,493
		5,517,985
Textiles, Apparel and Luxury Goods — 2.1%
lululemon athletica, Inc.(1)	28,287	9,062,589
TOTAL COMMON STOCKS (Cost $368,722,183)		417,392,961
SHORT-TERM INVESTMENTS — 2.8%
Money Market Funds — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	115,091	115,091
State Street Navigator Securities Lending Government Money Market Portfolio(3)	3,287,947	3,287,947
		3,403,038
Repurchase Agreements — 2.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $1,249,201), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $1,226,633)		1,226,061
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 11/15/31, valued at $7,683,664), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $7,536,566)		7,533,000
		8,759,061
TOTAL SHORT-TERM INVESTMENTS (Cost $12,162,099)		12,162,099
TOTAL INVESTMENT SECURITIES—100.8% (Cost $380,884,282)		429,555,060
OTHER ASSETS AND LIABILITIES — (0.8)%		(3,476,396)
TOTAL NET ASSETS — 100.0%		$426,078,664
10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	77,908	USD	57,564	Goldman Sachs & Co.	3/31/23	$17
CAD	88,740	USD	65,266	Goldman Sachs & Co.	3/31/23	321
USD	2,363,537	CAD	3,231,428	Goldman Sachs & Co.	3/31/23	(24,773)
USD	57,596	CAD	77,908	Goldman Sachs & Co.	3/31/23	15
						$(24,420)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,203,718. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,287,947.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $377,596,335) — including $3,203,718 of securities on loan	$426,267,113
Investment made with cash collateral received for securities on loan, at value (cost of $3,287,947)	3,287,947
Total investment securities, at value (cost of $380,884,282)	429,555,060
Cash	33,958
Receivable for capital shares sold	33,598
Unrealized appreciation on forward foreign currency exchange contracts	353
Dividends and interest receivable	115,102
Securities lending receivable	1,025
429,739,096

Liabilities
Payable for collateral received for securities on loan	3,287,947
Payable for capital shares redeemed	108,141
Unrealized depreciation on forward foreign currency exchange contracts	24,773
Accrued management fees	237,879
Distribution fees payable	779
Accrued other expenses	913
3,660,432

Net Assets	$426,078,664

Net Assets Consist of:
Capital (par value and paid-in surplus)	$379,626,644
Distributable earnings	46,452,020
$426,078,664

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$79,646,486	6,751,842	$11.80
Class II, $0.01 Par Value	$3,568,679	309,290	$11.54
Class Y, $0.01 Par Value	$342,863,499	28,396,325	$12.07

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Dividends	$2,052,099
Interest	93,068
Securities lending, net	10,310
2,155,477

Expenses:
Management fees	3,408,176
Distribution fees - Class II	9,675
Directors' fees and expenses	13,310
Other expenses	8,660
3,439,821
Fees waived(1)	(380,800)
3,059,021

Net investment income (loss)	(903,544)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(187,289)
Forward foreign currency exchange contract transactions	125,397
Foreign currency translation transactions	(435)
(62,327)

Change in net unrealized appreciation (depreciation) on:
Investments	(179,183,848)
Forward foreign currency exchange contracts	(24,420)
Translation of assets and liabilities in foreign currencies	(89)
(179,208,357)

Net realized and unrealized gain (loss)	(179,270,684)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(180,174,228)
(1)Amount consists of  $71,558, $3,096 and $306,146 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$(903,544)	$(2,529,181)
Net realized gain (loss)	(62,327)	69,578,648
Change in net unrealized appreciation (depreciation)	(179,208,357)	6,879,433
Net increase (decrease) in net assets resulting from operations	(180,174,228)	73,928,900

Distributions to Shareholders
From earnings:
Class I	(12,876,968)	(14,793,552)
Class II	(578,124)	(282,053)
Class Y	(54,098,814)	(66,710,745)
Decrease in net assets from distributions	(67,553,906)	(81,786,350)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	19,348,259	(10,387,527)

Net increase (decrease) in net assets	(228,379,875)	(18,244,977)

Net Assets
Beginning of period	654,458,539	672,703,516
End of period	$426,078,664	$654,458,539

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I, Class II and Class Y.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$3,287,947	—	—	—	$3,287,947
Gross amount of recognized liabilities for securities lending transactions					$3,287,947
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). During the period ended December 31, 2022, the investment advisor agreed to waive 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

17

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2022 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	1.00%	0.92%
Class II	0.80% to 0.90%	0.90%	0.82%
Class Y	0.55% to 0.65%	0.65%	0.57%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 were $249,400,929 and $301,748,562, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	195,000,000		195,000,000
Sold	455,200	$6,010,537	471,668	$8,836,272
Issued in reinvestment of distributions	889,908	12,876,968	891,178	14,793,552
Redeemed	(1,064,655)	(13,553,429)	(1,094,548)	(20,783,291)
	280,453	5,334,076	268,298	2,846,533
Class II/Shares Authorized	25,000,000		25,000,000
Sold	82,620	1,039,983	306,608	5,434,526
Issued in reinvestment of distributions	40,799	578,124	17,283	282,053
Redeemed	(112,685)	(1,427,526)	(143,030)	(2,480,089)
	10,734	190,581	180,861	3,236,490
Class Y/Shares Authorized	180,000,000		180,000,000
Sold	475,060	6,084,883	473,418	9,202,938
Issued in reinvestment of distributions	3,662,750	54,098,814	3,959,095	66,710,745
Redeemed	(3,480,760)	(46,360,095)	(4,940,342)	(92,384,233)
	657,050	13,823,602	(507,829)	(16,470,550)
Net increase (decrease)	948,237	$19,348,259	(58,670)	$(10,387,527)

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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$414,816,979	$2,575,982	—
Short-Term Investments	3,403,038	8,759,061	—
	$418,220,017	$11,335,043	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$353	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$24,773	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,647,032.

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The value of foreign currency risk derivative instruments as of December 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $353 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $24,773 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $125,397 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(24,420) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$10,990,040	$5,203,323
Long-term capital gains	$56,563,866	$76,583,027

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$383,740,241
Gross tax appreciation of investments	$99,750,892
Gross tax depreciation of investments	(53,936,073)
Net tax appreciation (depreciation) of investments	45,814,819
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(139)
Net tax appreciation (depreciation)	$45,814,680
Undistributed ordinary income	—
Accumulated long-term gains	$638,952
Late-year ordinary loss deferral	$(1,612)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$18.71	(0.06)	(4.83)	(4.89)	—	(2.02)	(2.02)	$11.80	(28.11)%	0.92%	1.00%	(0.47)%	(0.55)%	52%	$79,646
2021	$19.27	(0.12)	1.97	1.85	—	(2.41)	(2.41)	$18.71	11.16%	0.91%	0.99%	(0.65)%	(0.73)%	41%	$121,050
2020	$15.96	(0.06)	5.21	5.15	—	(1.84)	(1.84)	$19.27	42.46%	0.90%	1.00%	(0.41)%	(0.51)%	83%	$119,549
2019	$14.17	(0.03)	4.65	4.62	—	(2.83)	(2.83)	$15.96	35.56%	0.88%	1.00%	(0.18)%	(0.30)%	94%	$90,134
2018	$15.03	(0.05)	(0.73)	(0.78)	—	(0.08)	(0.08)	$14.17	(5.20)%	0.93%	1.00%	(0.29)%	(0.36)%	103%	$145,373
Class II
2022	$18.37	(0.08)	(4.73)	(4.81)	—	(2.02)	(2.02)	$11.54	(28.25)%	1.07%	1.15%	(0.62)%	(0.70)%	52%	$3,569
2021	$18.99	(0.14)	1.93	1.79	—	(2.41)	(2.41)	$18.37	11.05%	1.06%	1.14%	(0.80)%	(0.88)%	41%	$5,485
2020	$15.78	(0.08)	5.13	5.05	—	(1.84)	(1.84)	$18.99	42.29%	1.05%	1.15%	(0.56)%	(0.66)%	83%	$2,235
2019	$14.06	(0.05)	4.60	4.55	—	(2.83)	(2.83)	$15.78	35.32%	1.03%	1.15%	(0.33)%	(0.45)%	94%	$1,411
2018	$14.94	(0.07)	(0.73)	(0.80)	—	(0.08)	(0.08)	$14.06	(5.36)%	1.08%	1.15%	(0.44)%	(0.51)%	103%	$1,053

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class Y
2022	$19.03	(0.02)	(4.92)	(4.94)	—	(2.02)	(2.02)	$12.07	(27.92)%	0.57%	0.65%	(0.12)%	(0.20)%	52%	$342,863
2021	$19.50	(0.06)	2.00	1.94	—	(2.41)	(2.41)	$19.03	11.57%	0.56%	0.64%	(0.30)%	(0.38)%	41%	$527,924
2020	$16.09	(0.01)	5.28	5.27	(0.02)	(1.84)	(1.86)	$19.50	43.00%	0.55%	0.65%	(0.06)%	(0.16)%	83%	$550,919
2019	$14.23	0.03	4.67	4.70	(0.01)	(2.83)	(2.84)	$16.09	36.02%	0.53%	0.65%	0.17%	0.05%	94%	$427,083
2018	$15.05	0.01	(0.75)	(0.74)	—	(0.08)	(0.08)	$14.23	(4.92)%	0.58%	0.65%	0.06%	(0.01)%	103%	$318,830

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,491,307, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $56,563,866, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

The fund hereby designates $10,990,040 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91442 2302

Annual Report

December 31, 2022

VP Disciplined Core Value Fund
Class I (AVGIX)
Class II (AVPGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVGIX	-12.74%	6.85%	10.63%	10/30/97
Russell 1000 Value Index	—	-7.54%	6.66%	10.29%	—
Class II	AVPGX	-12.83%	6.59%	10.37%	5/1/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $27,462

Russell 1000 Value Index — $26,632

Total Annual Fund Operating Expenses
Class I	Class II
0.70%	0.95%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Steven Rossi, Yulin Long and Arun Daniel

Arun Daniel joined the portfolio management team in 2022.

Performance Summary

VP Disciplined Core Value returned -12.74%* for the year ended December 31, 2022, compared with the -7.54% return of its benchmark, the Russell 1000 Value Index.

VP Disciplined Core Value’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were primarily driven by stock selection decisions in the materials and consumer staples sectors. Positioning in the consumer discretionary sector also hindered relative performance. Stock selections and an overweight position in the health care sector added to relative results, as did an underweight to the communication services sector.
Derivatives didn’t have a material impact on performance during the reporting period.

Materials Detracted Most from Performance

Selection decisions in the materials sector detracted most from the fund’s relative performance. In the chemicals industry, shares of LyondellBasell Industries weighed most on returns. The company missed earnings expectations due to higher energy costs and weakening demand. In the containers and packaging industry, the fund’s position in WestRock was the primary detractor. Shares of WestRock and other packaging firms fell in response to a report from FedEx indicating that global shipping volumes were weakening. In the consumer staples sector, grocery chain Albertsons Cos. hindered returns most in the food and staples retailing industry. Shares declined along with the broader market, and concerns about a potential merger also hindered performance. We exited our position during the period. In the food products industry, shares of Tyson Foods detracted most. Although the company’s revenues have grown, sales volumes have declined and margins have deteriorated due to higher input costs. So, we exited our position.

The consumer discretionary sector also detracted from results, with stock choices being the primary hindrance. In the specialty retail industry, shares of AutoNation hampered returns when earnings failed to meet consensus estimates. The company cited constrained inventories and sales that were below historical levels. In the hotels, restaurants and lodging industry, shares of Boyd Gaming faced headwinds, declining along with much of the sector amid rising interest rates and economic uncertainty. Weakness in the company’s Las Vegas Locals segment also weighed on shares. Among notable individual detractors, it hurt performance compared with the benchmark to have no exposure to oil, gas and consumable fuels company ConocoPhillips. Surging oil prices meant earnings nearly doubled year over year through the third quarter, which the company returned to shareholders through significant dividend payouts and share buybacks.

*All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

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Health Care Added to Relative Performance

The health care sector was the primary area of strength during the reporting period, driven by an overweight to the sector as well as favorable stock selections. An overweight to the health care providers and services industry accounted for much of the outperformance, with a large position in McKesson, a pharmaceuticals distributor, the leading contributor across the entire portfolio. Overweight positioning in the biotechnology industry also added to performance. AbbVie, which is not in the benchmark, was the primary contributor. Horizon Therapeutics also added to returns. Shares of this U.K.-based company outperformed after Amgen said it would acquire Horizon at a considerable premium. We sold our position for a notable gain.

Underweighting in the communication services sector also improved performance. In the entertainment industry, the fund’s decision to avoid exposure to The Walt Disney Co. was the primary contributor. The company’s stock declined as earnings were hurt by rising costs in the company’s streaming division. In the interactive media and services industry, an underweight position in Meta Platforms was the primary driver of performance compared with the benchmark. The fund’s underweight position was beneficial because shares declined throughout the period as the company has continued to struggle with competitive headwinds and a difficult advertising environment.

A Look Ahead

As we start 2023, inflation, interest rates and the prospect of a possible economic slowdown continue to weigh on markets. Given those conditions, we think it’s reasonable to expect continued volatility ahead. It’s important to note that we adhere to our process regardless of the market environment. Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize over time on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and risk management.

As of December 31, 2022, our largest relative exposure is in the health care sector, where we are finding opportunities in the health care providers and services and biotechnology industries. We also see compelling opportunities in the energy and materials sectors. In energy, we are overweight the oil, gas and consumable fuels industry, while in materials we are overweight the metals and mining, chemicals and containers and packaging industries. In contrast, we are notably underweight in the utilities and communication services sectors. We are also finding limited opportunities in the financials sector, especially in the capital markets and diversified financial services industries.

4

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Short-Term Investments	0.8%
Other Assets and Liabilities	0.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.5%
Health Care Providers and Services	9.9%
Banks	7.2%
Pharmaceuticals	5.9%
Insurance	4.9%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,029.60	$3.68	0.72%
Class II	$1,000	$1,028.30	$4.96	0.97%
Hypothetical
Class I	$1,000	$1,021.58	$3.67	0.72%
Class II	$1,000	$1,020.32	$4.94	0.97%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

DECEMBER 31, 2022

	Shares	Value
COMMON STOCKS — 98.7%
Aerospace and Defense — 1.3%
Lockheed Martin Corp.	9,456	$4,600,249
Air Freight and Logistics — 0.8%
FedEx Corp.	16,342	2,830,434
Airlines — 0.2%
Alaska Air Group, Inc.(1)	16,241	697,389
Auto Components — 0.7%
BorgWarner, Inc.	60,475	2,434,119
Banks — 7.2%
East West Bancorp, Inc.	49,320	3,250,188
First Citizens BancShares, Inc., Class A	1,686	1,278,595
JPMorgan Chase & Co.	31,460	4,218,786
KeyCorp	183,491	3,196,413
Popular, Inc.	53,364	3,539,101
Regions Financial Corp.	215,859	4,653,920
SVB Financial Group(1)	5,857	1,347,930
Wells Fargo & Co.	40,644	1,678,191
Western Alliance Bancorp	50,352	2,998,965
		26,162,089
Biotechnology — 4.4%
AbbVie, Inc.	29,293	4,734,042
Amgen, Inc.	16,790	4,409,726
Exelixis, Inc.(1)	70,335	1,128,173
Gilead Sciences, Inc.	38,965	3,345,145
Regeneron Pharmaceuticals, Inc.(1)	3,073	2,217,139
		15,834,225
Building Products — 2.2%
Builders FirstSource, Inc.(1)	26,156	1,697,001
Masco Corp.	60,715	2,833,569
Owens Corning	39,518	3,370,886
		7,901,456
Capital Markets — 2.9%
Affiliated Managers Group, Inc.	6,155	975,137
Morgan Stanley	16,899	1,436,753
Raymond James Financial, Inc.	36,799	3,931,973
SEI Investments Co.	69,270	4,038,441
		10,382,304
Chemicals — 3.6%
CF Industries Holdings, Inc.	31,509	2,684,567
Dow, Inc.	48,430	2,440,388
Huntsman Corp.	19,708	541,576
LyondellBasell Industries NV, Class A	57,503	4,774,474
Olin Corp.	51,225	2,711,851
		13,152,856
Communications Equipment — 0.6%
Juniper Networks, Inc.	73,267	2,341,613
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	Shares	Value
Consumer Finance — 0.2%
OneMain Holdings, Inc.	25,379	$845,374
Containers and Packaging — 1.5%
WestRock Co.	155,627	5,471,845
Distributors — 0.9%
LKQ Corp.	57,633	3,078,179
Diversified Consumer Services — 0.7%
H&R Block, Inc.	72,701	2,654,313
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B(1)	18,751	5,792,184
Electronic Equipment, Instruments and Components — 0.8%
Sanmina Corp.(1)	23,001	1,317,727
Vishay Intertechnology, Inc.	76,908	1,658,906
		2,976,633
Entertainment — 1.5%
Electronic Arts, Inc.	37,675	4,603,131
Live Nation Entertainment, Inc.(1)	10,371	723,274
		5,326,405
Food and Staples Retailing — 2.5%
Costco Wholesale Corp.	5,615	2,563,247
Sprouts Farmers Market, Inc.(1)	51,459	1,665,728
Walmart, Inc.	32,714	4,638,518
		8,867,493
Food Products — 2.6%
Archer-Daniels-Midland Co.	88,275	8,196,334
Cal-Maine Foods, Inc.	10,501	571,779
Hormel Foods Corp.	15,501	706,071
		9,474,184
Gas Utilities — 0.9%
Atmos Energy Corp.	11,407	1,278,382
ONE Gas, Inc.	6,598	499,601
UGI Corp.	41,182	1,526,617
		3,304,600
Health Care Equipment and Supplies — 0.9%
Hologic, Inc.(1)	39,082	2,923,724
QuidelOrtho Corp.(1)	5,933	508,280
		3,432,004
Health Care Providers and Services — 9.9%
Centene Corp.(1)	38,640	3,168,866
Cigna Corp.	12,626	4,183,499
CVS Health Corp.	116,774	10,882,169
Elevance Health, Inc.	7,852	4,027,841
Henry Schein, Inc.(1)	40,520	3,236,332
McKesson Corp.	20,811	7,806,622
UnitedHealth Group, Inc.	4,403	2,334,383
		35,639,712
Health Care Technology — 0.2%
Teladoc Health, Inc.(1)	37,306	882,287
Hotels, Restaurants and Leisure — 0.8%
Boyd Gaming Corp.	50,401	2,748,367
Household Durables — 0.3%
Toll Brothers, Inc.	20,724	1,034,542
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	Shares	Value
Independent Power and Renewable Electricity Producers — 0.9%
AES Corp.	43,329	$1,246,142
Vistra Corp.	80,467	1,866,834
		3,112,976
Insurance — 4.9%
Allstate Corp.	20,812	2,822,107
Everest Re Group Ltd.	15,393	5,099,239
Marsh & McLennan Cos., Inc.	15,223	2,519,102
Progressive Corp.	24,369	3,160,903
Reinsurance Group of America, Inc.	6,802	966,496
W R Berkley Corp.	40,928	2,970,145
		17,537,992
Interactive Media and Services — 0.7%
Alphabet, Inc., Class A(1)	10,907	962,325
Meta Platforms, Inc., Class A(1)	11,986	1,442,395
		2,404,720
IT Services — 3.1%
Amdocs Ltd.	17,084	1,552,936
Block, Inc.(1)	27,601	1,734,447
Cognizant Technology Solutions Corp., Class A	63,507	3,631,965
DXC Technology Co.(1)	13,831	366,521
International Business Machines Corp.	15,412	2,171,397
MAXIMUS, Inc.	24,666	1,808,758
		11,266,024
Life Sciences Tools and Services — 0.4%
Bio-Rad Laboratories, Inc., Class A(1)	1,336	561,775
Thermo Fisher Scientific, Inc.	1,458	802,906
		1,364,681
Machinery — 3.5%
AGCO Corp.	18,239	2,529,567
Cummins, Inc.	16,041	3,886,574
Oshkosh Corp.	25,044	2,208,630
Snap-on, Inc.	17,398	3,975,269
		12,600,040
Media — 0.9%
Comcast Corp., Class A	54,373	1,901,424
Fox Corp., Class A	43,810	1,330,509
		3,231,933
Metals and Mining — 2.1%
Nucor Corp.	41,225	5,433,867
Steel Dynamics, Inc.	21,532	2,103,677
		7,537,544
Multiline Retail — 0.7%
Dillard's, Inc., Class A	3,074	993,517
Kohl's Corp.	20,115	507,903
Target Corp.	5,773	860,408
		2,361,828
Oil, Gas and Consumable Fuels — 11.5%
APA Corp.	45,191	2,109,516
Cheniere Energy, Inc.	26,596	3,988,336
CNX Resources Corp.(1)	30,471	513,132
Exxon Mobil Corp.	161,119	17,771,426
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	Shares	Value
Marathon Petroleum Corp.	44,143	$5,137,804
Ovintiv, Inc.	27,374	1,388,135
PBF Energy, Inc., Class A	32,021	1,305,816
Phillips 66	25,220	2,624,898
Valero Energy Corp.	52,325	6,637,949
		41,477,012
Pharmaceuticals — 5.9%
Bristol-Myers Squibb Co.	82,064	5,904,505
Johnson & Johnson	13,182	2,328,600
Merck & Co., Inc.	12,662	1,404,849
Pfizer, Inc.	229,995	11,784,944
		21,422,898
Professional Services — 4.0%
CACI International, Inc., Class A(1)	17,364	5,219,445
FTI Consulting, Inc.(1)	6,987	1,109,536
Leidos Holdings, Inc.	39,363	4,140,594
ManpowerGroup, Inc.	22,280	1,853,919
Science Applications International Corp.	18,536	2,056,198
		14,379,692
Real Estate Management and Development — 1.7%
CBRE Group, Inc., Class A(1)	56,279	4,331,232
Jones Lang LaSalle, Inc.(1)	11,977	1,908,774
		6,240,006
Road and Rail — 1.2%
Knight-Swift Transportation Holdings, Inc.	19,037	997,729
Schneider National, Inc., Class B	141,845	3,319,173
		4,316,902
Semiconductors and Semiconductor Equipment — 2.0%
Broadcom, Inc.	7,382	4,127,498
MaxLinear, Inc.(1)	42,277	1,435,304
Micron Technology, Inc.	10,025	501,049
NXP Semiconductors NV	8,135	1,285,574
		7,349,425
Software — 1.8%
Dropbox, Inc., Class A(1)	153,377	3,432,577
Synopsys, Inc.(1)	5,830	1,861,461
Zoom Video Communications, Inc., Class A(1)	18,720	1,268,093
		6,562,131
Specialty Retail — 2.1%
Asbury Automotive Group, Inc.(1)	6,230	1,116,727
AutoNation, Inc.(1)	32,350	3,471,155
Lithia Motors, Inc.	3,969	812,613
Penske Automotive Group, Inc.	8,711	1,001,155
Williams-Sonoma, Inc.	11,767	1,352,264
		7,753,914
Technology Hardware, Storage and Peripherals — 1.1%
Dell Technologies, Inc., Class C	44,418	1,786,492
Hewlett Packard Enterprise Co.	144,860	2,311,966
		4,098,458
Textiles, Apparel and Luxury Goods — 0.7%
PVH Corp.	7,407	522,860
Tapestry, Inc.	49,693	1,892,310
		2,415,170
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	Shares	Value
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.(1)	8,952	$1,253,280
TOTAL COMMON STOCKS (Cost $333,164,561)		356,551,482
SHORT-TERM INVESTMENTS — 0.8%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	104,796	104,796
Repurchase Agreements — 0.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $383,592), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $376,662)		376,486
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 11/15/31, valued at $2,359,334), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $2,314,095)		2,313,000
		2,689,486
TOTAL SHORT-TERM INVESTMENTS (Cost $2,794,282)		2,794,282
TOTAL INVESTMENT SECURITIES—99.5% (Cost $335,958,843)		359,345,764
OTHER ASSETS AND LIABILITIES — 0.5%		1,697,298
TOTAL NET ASSETS — 100.0%		$361,043,062

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
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Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $335,958,843)	$359,345,764
Receivable for capital shares sold	363,007
Dividends and interest receivable	1,688,493
361,397,264

Liabilities
Payable for capital shares redeemed	101,620
Accrued management fees	218,715
Distribution fees payable	7,451
Accrued other expenses	26,416
354,202

Net Assets	$361,043,062

Net Assets Consist of:
Capital (par value and paid-in surplus)	$373,086,388
Distributable earnings	(12,043,326)
$361,043,062

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$326,453,025	45,499,170	$7.17
Class II, $0.01 Par Value	$34,590,037	4,819,709	$7.18

See Notes to Financial Statements.
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Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $120,711)	$9,656,973
Interest	63,045
9,720,018

Expenses:
Management fees	2,746,933
Distribution fees - Class II	92,407
Directors' fees and expenses	10,859
Other expenses	26,565
2,876,764

Net investment income (loss)	6,843,254

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(34,940,283)
Futures contract transactions	71,484
Foreign currency translation transactions	(31,164)
(34,899,963)

Change in net unrealized appreciation (depreciation) on:
Investments	(27,575,952)
Translation of assets and liabilities in foreign currencies	809
(27,575,143)

Net realized and unrealized gain (loss)	(62,475,106)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(55,631,852)

See Notes to Financial Statements.
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Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$6,843,254	$4,656,960
Net realized gain (loss)	(34,899,963)	98,325,897
Change in net unrealized appreciation (depreciation)	(27,575,143)	(11,820,635)
Net increase (decrease) in net assets resulting from operations	(55,631,852)	91,162,222

Distributions to Shareholders
From earnings:
Class I	(94,396,749)	(63,373,538)
Class II	(9,535,320)	(5,351,050)
Decrease in net assets from distributions	(103,932,069)	(68,724,588)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	69,557,843	36,571,754

Net increase (decrease) in net assets	(90,006,078)	59,009,388

Net Assets
Beginning of period	451,049,140	392,039,752
End of period	$361,043,062	$451,049,140

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Disciplined Core Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
15

Investment Income —  Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.65% to 0.70% for each class. The effective annual management fee for each class for the period ended December 31, 2022 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,969,796 and $4,233,919, respectively. The effect of interfund transactions on the Statement of Operations was $(349,325) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 were $843,107,678 and $870,123,690, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,763,256	$22,679,432	3,634,562	$37,826,575
Issued in reinvestment of distributions	11,384,713	94,396,749	6,487,592	63,373,538
Redeemed	(6,932,099)	(56,205,407)	(7,057,131)	(73,434,628)
	7,215,870	60,870,774	3,065,023	27,765,485
Class II/Shares Authorized	50,000,000		50,000,000
Sold	710,986	6,030,610	1,038,975	10,836,300
Issued in reinvestment of distributions	1,148,939	9,535,320	547,975	5,351,050
Redeemed	(842,757)	(6,878,861)	(704,601)	(7,381,081)
	1,017,168	8,687,069	882,349	8,806,269
Net increase (decrease)	8,233,038	$69,557,843	3,947,372	$36,571,754

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$356,551,482	—	—
Short-Term Investments	104,796	$2,689,486	—
	$356,656,278	$2,689,486	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires.
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Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $4,976,625 futures contracts sold.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2022, the effect of equity price risk derivative instruments on the Statement of Operations was $71,484 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$61,685,160	$4,602,670
Long-term capital gains	$42,246,909	$64,121,918

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$336,708,881
Gross tax appreciation of investments	$32,321,176
Gross tax depreciation of investments	(9,684,293)
Net tax appreciation (depreciation) of investments	22,636,883
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	809
Net tax appreciation (depreciation)	$22,637,692
Undistributed ordinary income	—
Accumulated short-term capital losses	$(34,681,018)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$10.72	0.14	(1.20)	(1.06)	(0.14)	(2.35)	(2.49)	$7.17	(12.74)%	0.71%	1.77%	217%	$326,453
2021	$10.28	0.11	2.13	2.24	(0.11)	(1.69)	(1.80)	$10.72	23.65%	0.70%	1.09%	248%	$410,287
2020	$10.02	0.19	0.73	0.92	(0.18)	(0.48)	(0.66)	$10.28	11.81%	0.70%	2.03%	163%	$362,015
2019	$9.02	0.20	1.85	2.05	(0.20)	(0.85)	(1.05)	$10.02	23.95%	0.70%	2.07%	83%	$351,774
2018	$10.71	0.22	(0.90)	(0.68)	(0.20)	(0.81)	(1.01)	$9.02	(6.87)%	0.70%	2.11%	70%	$315,041
Class II
2022	$10.72	0.12	(1.19)	(1.07)	(0.12)	(2.35)	(2.47)	$7.18	(12.83)%	0.96%	1.52%	217%	$34,590
2021	$10.28	0.09	2.13	2.22	(0.09)	(1.69)	(1.78)	$10.72	23.34%	0.95%	0.84%	248%	$40,762
2020	$10.03	0.16	0.73	0.89	(0.16)	(0.48)	(0.64)	$10.28	11.45%	0.95%	1.78%	163%	$30,024
2019	$9.02	0.17	1.87	2.04	(0.18)	(0.85)	(1.03)	$10.03	23.75%	0.95%	1.82%	83%	$31,632
2018	$10.72	0.19	(0.91)	(0.72)	(0.17)	(0.81)	(0.98)	$9.02	(7.19)%	0.95%	1.86%	70%	$26,938

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Disciplined Core Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Disciplined Core Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $9,019,662, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $42,246,909, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

The fund hereby designates $54,902,807 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91438 2302

Annual Report

December 31, 2022

VP Growth Fund
Class I (AWRIX)
Class II (AWREX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AWRIX	-31.28%	9.55%	12.43%	5/2/11
Russell 1000 Growth Index	—	-29.14%	10.95%	14.09%	—
Class II	AWREX	-31.34%	9.38%	12.27%	5/2/11
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $32,283

Russell 1000 Growth Index — $37,397

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown and Scott Marolf

Performance Summary

VP Growth returned -31.34%* for the 12 months ended December 31, 2022, versus the -29.14% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses during the first three quarters of 2022. The downturn began amid a combination of factors—the new omicron variant of the coronavirus, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either lower growth or more traditional cyclical value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the Russell 1000 Growth Index, energy was by far the top-performing sector, benefiting from rising prices and increased demand amid limited supplies. Utilities posted a modest gain, while all other sectors recorded losses.

Stock selection in the industrials and information technology sectors helped drive underperformance relative to the benchmark. Stock decisions in the communication services and materials sectors led positive contributors.

Industrials Hampered Performance

Holdings in the industrials sector detracted. Generac Holdings fell sharply after management reduced its guidance for revenue and earnings. The maker of generators and other power products cited the bankruptcy of a major client and warranty issues as reasons for the disappointing guidance. Significant detractors in the information technology sector included PayPal Holdings. The digital payments company delivered quarterly results and forward guidance below expectations, with deceleration in key metrics. We eliminated our position due to lower engagement trends following the pandemic, as well as management’s poor execution on margins and several growth initiatives. Underweighting Mastercard relative to the benchmark hampered performance. The digital payments processor benefited from improving cross-border transactions and resilient consumer spending. Advanced Micro Devices detracted as the semiconductor chipmaker fell along with its industry as investors worried that the weakening global economy would continue to limit demand for semiconductors.

Other detractors included an underweight allocation to Eli Lilly & Co. Although we initiated a position in the company during the period, we were underweight overall, which hampered relative performance. Eli Lilly’s strength came from strong data for the pharmaceutical company’s drug Tirzepatide for obesity. Our holding of Aptiv, a Dublin-based automobile technology solutions provider, underperformed following Russia’s invasion of Ukraine on concerns about production disruptions, higher commodity costs, continued supply chain constraints and negative impacts to European automobile demand.

Communication Services Stocks Were Top Contributors

Not owning Netflix benefited relative performance in the communication services sector. The streaming video service announced another round of layoffs amid weak subscriber growth. An expected renormalization of subscriber growth following the early gains of the pandemic has not

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

materialized. During the period, we eliminated the stock of Facebook’s parent Meta Platforms, which has been hurt more by both Apple iOS platform changes and TikTok competition than other digital advertising platforms. The fund’s resulting underweight allocation helped performance as the stock fell sharply.

In the health care sector, UnitedHealth Group recorded solid quarterly results and modestly increased its earnings guidance. However, the health insurer’s stock’s outperformance was driven more by its defensive profile and being more insulated from the impact of inflation and stronger U.S. dollar. Novo Nordisk was a top contributor. The Denmark-based pharmaceutical company is focused on diabetes treatments. The company reported strong revenues and earnings based on its current products, and it has a new once-a-week insulin drug in the pipeline that would simplify diabetic treatment.

Elsewhere, Visa was a top contributor. The digital payments company delivered solid results as cross-border travel improved significantly. In addition, the stock is viewed as defensive, particularly in an inflationary environment. The stock of Air Products & Chemicals responded positively to better-than-expected earnings and 2023 guidance, while the company’s defensive core industrial gas business and clean energy growth drivers were viewed as increasingly attractive given global macro concerns.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

War, inflation and recession risk all suggest difficult, volatile conditions ahead. Markets will continue to deal with the contrasting risks of rising inflation and interest rates, even as the global economy teeters on the verge of recession. The ongoing war in Ukraine also highlights political and economic risks at present. COVID-19, war and tariffs all are disrupting global supply chains, putting further upward pressure on prices. Nevertheless, we continue to believe that well-run businesses in strong positions with respect to their competition are best able to navigate current conditions.

At period-end, our largest sector allocations relative to the benchmark were in health care and information technology. The largest underweights were industrials and financials.

5

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	95.9%
Exchange-Traded Funds	3.8%
Short-Term Investments	1.0%
Other Assets and Liabilities	(0.7)%

Top Five Industries*	% of net assets
Software	16.1%
Technology Hardware, Storage and Peripherals	8.8%
IT Services	7.6%
Semiconductors and Semiconductor Equipment	7.6%
Interactive Media and Services	5.9%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$978.80	$3.94	0.79%
Class II	$1,000	$978.60	$4.69	0.94%
Hypothetical
Class I	$1,000	$1,021.22	$4.02	0.79%
Class II	$1,000	$1,020.47	$4.79	0.94%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2022

	Shares	Value
COMMON STOCKS — 95.9%
Aerospace and Defense — 1.9%
Lockheed Martin Corp.	190	$92,433
Air Freight and Logistics — 1.2%
United Parcel Service, Inc., Class B	325	56,498
Auto Components — 0.6%
Aptiv PLC(1)	323	30,081
Automobiles — 1.5%
Tesla, Inc.(1)	615	75,756
Beverages — 1.8%
PepsiCo, Inc.	486	87,801
Biotechnology — 4.0%
AbbVie, Inc.	876	141,570
Vertex Pharmaceuticals, Inc.(1)	184	53,136
		194,706
Building Products — 0.5%
Masco Corp.	223	10,408
Trex Co., Inc.(1)	313	13,249
		23,657
Capital Markets — 0.9%
S&P Global, Inc.	124	41,533
Chemicals — 1.4%
Air Products & Chemicals, Inc.	218	67,201
Electrical Equipment — 0.7%
Eaton Corp. PLC	78	12,242
Generac Holdings, Inc.(1)	228	22,951
		35,193
Electronic Equipment, Instruments and Components — 2.3%
CDW Corp.	252	45,002
Cognex Corp.	358	16,865
Keysight Technologies, Inc.(1)	297	50,808
		112,675
Energy Equipment and Services — 1.0%
Schlumberger Ltd.	922	49,290
Entertainment — 1.3%
Liberty Media Corp.-Liberty Formula One, Class C(1)	345	20,624
Take-Two Interactive Software, Inc.(1)	165	17,181
Walt Disney Co.(1)	302	26,238
		64,043
Equity Real Estate Investment Trusts (REITs) — 0.9%
Prologis, Inc.	134	15,106
SBA Communications Corp.	105	29,432
		44,538
Food and Staples Retailing — 0.7%
Sysco Corp.	421	32,185
Food Products — 1.1%
Mondelez International, Inc., Class A	713	47,521
Vital Farms, Inc.(1)	390	5,819
		53,340
8

	Shares	Value
Health Care Equipment and Supplies — 2.4%
DexCom, Inc.(1)	257	$29,103
Edwards Lifesciences Corp.(1)	362	27,009
IDEXX Laboratories, Inc.(1)	59	24,070
Intuitive Surgical, Inc.(1)	136	36,087
		116,269
Health Care Providers and Services — 4.4%
Cigna Corp.	162	53,677
UnitedHealth Group, Inc.	304	161,175
		214,852
Hotels, Restaurants and Leisure — 1.8%
Airbnb, Inc., Class A(1)	399	34,114
Chipotle Mexican Grill, Inc.(1)	26	36,075
Dutch Bros, Inc., Class A(1)(2)	182	5,131
Expedia Group, Inc.(1)	164	14,366
		89,686
Household Products — 1.5%
Procter & Gamble Co.	497	75,325
Insurance — 0.7%
Progressive Corp.	274	35,540
Interactive Media and Services — 5.9%
Alphabet, Inc., Class A(1)	3,280	289,394
Internet and Direct Marketing Retail — 4.6%
Amazon.com, Inc.(1)	2,670	224,280
IT Services — 7.6%
Accenture PLC, Class A	248	66,176
Mastercard, Inc., Class A	101	35,121
Okta, Inc.(1)	273	18,654
Twilio, Inc., Class A(1)	247	12,093
Visa, Inc., Class A	1,164	241,833
		373,877
Life Sciences Tools and Services — 1.0%
Agilent Technologies, Inc.	269	40,256
Repligen Corp.(1)	52	8,804
		49,060
Oil, Gas and Consumable Fuels — 0.7%
ConocoPhillips	300	35,400
Personal Products — 0.7%
Estee Lauder Cos., Inc., Class A	142	35,232
Pharmaceuticals — 3.7%
Eli Lilly & Co.	212	77,558
Novo Nordisk A/S, B Shares	406	55,141
Zoetis, Inc.	313	45,870
		178,569
Road and Rail — 2.0%
Uber Technologies, Inc.(1)	1,351	33,410
Union Pacific Corp.	312	64,606
		98,016
Semiconductors and Semiconductor Equipment — 7.6%
Advanced Micro Devices, Inc.(1)	1,252	81,092
Analog Devices, Inc.	299	49,045
Applied Materials, Inc.	542	52,780
9

	Shares	Value
ASML Holding NV	117	$63,795
GLOBALFOUNDRIES, Inc.(1)(2)	208	11,209
NVIDIA Corp.	781	114,135
		372,056
Software — 16.1%
Cadence Design Systems, Inc.(1)	225	36,144
Crowdstrike Holdings, Inc., Class A(1)	246	25,901
Datadog, Inc., Class A(1)	225	16,538
Microsoft Corp.	2,481	594,993
PagerDuty, Inc.(1)	732	19,442
Paycor HCM, Inc.(1)	196	4,796
Salesforce, Inc.(1)	216	28,639
Splunk, Inc.(1)	261	22,470
Workday, Inc., Class A(1)	223	37,315
		786,238
Specialty Retail — 2.8%
Home Depot, Inc.	207	65,383
Ross Stores, Inc.	173	20,080
TJX Cos., Inc.	657	52,297
		137,760
Technology Hardware, Storage and Peripherals — 8.8%
Apple, Inc.	3,329	432,537
Textiles, Apparel and Luxury Goods — 1.8%
Deckers Outdoor Corp.(1)	62	24,748
NIKE, Inc., Class B	520	60,845
		85,593
TOTAL COMMON STOCKS (Cost $2,934,651)		4,690,614
EXCHANGE-TRADED FUNDS — 3.8%
iShares Russell 1000 Growth ETF	513	109,905
Technology Select Sector SPDR Fund	609	75,784
TOTAL EXCHANGE-TRADED FUNDS (Cost $189,184)		185,689
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	28,778	28,778
State Street Navigator Securities Lending Government Money Market Portfolio(3)	16,718	16,718
		45,496
Repurchase Agreements — 0.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $4,766), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $4,680)		4,678
TOTAL SHORT-TERM INVESTMENTS (Cost $50,174)		50,174
TOTAL INVESTMENT SECURITIES—100.7% (Cost $3,174,009)		4,926,477
OTHER ASSETS AND LIABILITIES — (0.7)%		(32,551)
TOTAL NET ASSETS — 100.0%		$4,893,926

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,760	USD	1,883	JPMorgan Chase Bank N.A.	3/31/23	$13
EUR	1,243	USD	1,330	JPMorgan Chase Bank N.A.	3/31/23	8
USD	57,558	EUR	53,753	JPMorgan Chase Bank N.A.	3/31/23	(325)
						$(304)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	–	Euro
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $16,340. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $16,718.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $3,157,291) — including $16,340 of securities on loan	$4,909,759
Investment made with cash collateral received for securities on loan, at value (cost of $16,718)	16,718
Total investment securities, at value (cost of $3,174,009)	4,926,477
Cash	19
Receivable for capital shares sold	844
Unrealized appreciation on forward foreign currency exchange contracts	21
Dividends and interest receivable	1,680
Securities lending receivable	76
4,929,117

Liabilities
Payable for collateral received for securities on loan	16,718
Payable for capital shares redeemed	14,108
Unrealized depreciation on forward foreign currency exchange contracts	325
Accrued management fees	2,887
Distribution fees payable	823
Accrued other expenses	330
35,191

Net Assets	$4,893,926

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,383,946
Distributable earnings	1,509,980
$4,893,926

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$1,073,752	77,631	$13.83
Class II, $0.01 Par Value	$3,820,174	277,864	$13.75

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $301)	$45,948
Securities lending, net	2,037
Interest	360
48,345

Expenses:
Management fees	47,136
Distribution fees - Class II	11,102
Directors' fees and expenses	161
Other expenses	551
58,950
Fees waived(1)	(6,599)
52,351

Net investment income (loss)	(4,006)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(225,969)
Forward foreign currency exchange contract transactions	6,259
Foreign currency translation transactions	(20)
(219,730)

Change in net unrealized appreciation (depreciation) on:
Investments	(2,097,618)
Forward foreign currency exchange contracts	385
(2,097,233)

Net realized and unrealized gain (loss)	(2,316,963)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,320,969)
(1)Amount consists of  $1,482 and $5,117 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$(4,006)	$(20,964)
Net realized gain (loss)	(219,730)	551,595
Change in net unrealized appreciation (depreciation)	(2,097,233)	916,331
Net increase (decrease) in net assets resulting from operations	(2,320,969)	1,446,962

Distributions to Shareholders
From earnings:
Class I	(124,364)	(2,122)
Class II	(407,697)	(934,935)
Decrease in net assets from distributions	(532,061)	(937,057)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	457,297	1,524,253

Net increase (decrease) in net assets	(2,395,733)	2,034,158

Net Assets
Beginning of period	7,289,659	5,255,501
End of period	$4,893,926	$7,289,659

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$16,718	—	—	—	$16,718
Gross amount of recognized liabilities for securities lending transactions					$16,718
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2022 through July 31, 2022, the investment advisor agreed to waive 0.10% of the fund's management fee. Effective August 1, 2022, the investment advisor agreed to waive 0.14% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

17

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2022 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	0.90%	0.79%
Class II	0.80%	0.69%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 were $2,775,201 and $2,851,983, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	20,015	$345,191	74,297	$1,510,062
Issued in reinvestment of distributions	6,683	124,364	124	2,122
Redeemed	(22,823)	(345,117)	(1,224)	(26,345)
	3,875	124,438	73,197	1,485,839
Class II/Shares Authorized	50,000,000		50,000,000
Sold	52,195	815,830	14,810	294,899
Issued in reinvestment of distributions	22,014	407,697	54,707	934,935
Redeemed	(57,968)	(890,668)	(59,160)	(1,191,420)
	16,241	332,859	10,357	38,414
Net increase (decrease)	20,116	$457,297	83,554	$1,524,253

18

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,571,678	$118,936	—
Exchange-Traded Funds	185,689	—	—
Short-Term Investments	45,496	4,678	—
	$4,802,863	$123,614	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$21	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$325	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $91,898.

19

The value of foreign currency risk derivative instruments as of December 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $21 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $325 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $6,259 in net realized gain (loss) on forward foreign currency exchange contract transactions and $385 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$48,955	$37,465
Long-term capital gains	$483,106	$899,592

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,209,639
Gross tax appreciation of investments	$1,986,115
Gross tax depreciation of investments	(269,277)
Net tax appreciation (depreciation) of investments	$1,716,838
Undistributed ordinary income	$1,375
Accumulated short-term capital losses	$(208,233)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$21.81	0.01	(6.43)	(6.42)	—	(1.56)	(1.56)	$13.83	(31.28)%	0.80%	0.91%	0.04%	(0.07)%	48%	$1,074
2021	$20.91	(0.05)	4.75	4.70	—	(3.80)	(3.80)	$21.81	27.40%	0.80%	0.96%	(0.21)%	(0.37)%	41%	$1,608
2020	$17.05	0.01	5.11	5.12	(0.07)	(1.19)	(1.26)	$20.91	34.87%	0.81%	1.01%	0.04%	(0.16)%	48%	$12
2019	$14.34	0.07	4.66	4.73	(0.06)	(1.96)	(2.02)	$17.05	35.48%	0.81%	1.00%	0.43%	0.24%	52%	$8
2018	$14.87	0.05	(0.24)	(0.19)	(0.04)	(0.30)	(0.34)	$14.34	(1.36)%	0.82%	1.00%	0.28%	0.10%	63%	$6
Class II
2022	$21.72	(0.02)	(6.39)	(6.41)	—	(1.56)	(1.56)	$13.75	(31.34)%	0.95%	1.06%	(0.11)%	(0.22)%	48%	$3,820
2021	$20.87	(0.07)	4.72	4.65	—	(3.80)	(3.80)	$21.72	27.14%	0.95%	1.11%	(0.36)%	(0.52)%	41%	$5,681
2020	$17.02	(0.02)	5.12	5.10	(0.06)	(1.19)	(1.25)	$20.87	34.67%	0.96%	1.16%	(0.11)%	(0.31)%	48%	$5,244
2019	$14.31	0.04	4.67	4.71	(0.04)	(1.96)	(2.00)	$17.02	35.33%	0.96%	1.15%	0.28%	0.09%	52%	$5,580
2018	$14.85	0.02	(0.24)	(0.22)	(0.02)	(0.30)	(0.32)	$14.31	(1.59)%	0.97%	1.15%	0.13%	(0.05)%	63%	$4,688

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $30,100, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $483,106, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

The fund hereby designates $48,928 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91447 2302

Annual Report

December 31, 2022

VP International Fund
Class I (AVIIX)
Class II (ANVPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIIX	-24.75%	2.32%	4.95%	5/1/94
MSCI EAFE Index	—	-14.45%	1.54%	4.67%	—
MSCI EAFE Growth Index	—	-22.95%	2.48%	5.58%	—
Class II	ANVPX	-24.86%	2.16%	4.78%	8/15/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $16,206

MSCI EAFE Index —$15,787

MSCI EAFE Growth Index — $17,221

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.09%	1.24%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary

VP International returned -24.75%* for the fiscal year ended December 31, 2022. The fund underperformed its benchmark, the MSCI EAFE Index, which returned -14.45% for the same period.

Rising inflation and aggressive central bank policy responses led investors to turn away from higher-multiple growth stocks early in 2022, which created a considerable headwind for the portfolio. Volatility across markets was further exacerbated by Russia’s invasion of Ukraine, which disrupted fragile supply chains, drove commodity prices significantly higher and raised geopolitical tensions—all of which weighed heavily on non-U.S. equities. In the second half of the period, supply chain issues and energy prices moderated somewhat, cooling inflation, which led investors to hope for less aggressive actions by central banks late in the period, and China’s reopening also gave some cause for optimism. However, signs of slowing economic growth, elevated inflation levels and further interest rate hikes accompanied by hawkish central bank language, presented a more difficult environment for earnings growth.

Stock selection across a variety of sectors drove the fund’s underperformance. Most notable was positioning among information technology companies and the portfolio’s overweight to the sector, which was hit particularly hard by investor sentiment and slowing economies. Selection within the materials sector also weighed on returns, where positions in some chemicals companies and not owning key outperforming metals and mining firms hurt relative performance. Positions in industrials and energy also hurt. Utilities was the only sector to meaningfully add to returns with stock selection driving contribution. From a geographic perspective, stock selection in Japan, France and Switzerland most notably detracted, whereas positioning in Denmark and Italy aided returns.

Higher Interest Rates and Muted Growth

Among information technology holdings, Shopify detracted from performance despite the company’s strong market position as it sold off on concerns about the sustainability of its growth. We exited the position. Adyen also lagged as the Dutch payment company faced pressure from economic developments, which weighed on near-term estimates, and investors became concerned about a softening consumer backdrop. Shares of Keyence also struggled. As one of Japan’s largest manufacturers of sensors and vision systems used to improve factory productivity, the macroeconomic headwinds and lockdowns in Shanghai challenged the company.

Within materials, stock selection weighed on returns. Our bottom-up process led to overweight positions among chemicals companies, Sika most notably detracted, and an underweighting of metals and mining firms, where a lack of exposure to some outperforming names, including BHP Group, also hindered relative performance.

In the industrials sector, stock selection hampered performance as inkjet printer supplier Kornit Digital sold off amid a broad investor rotation away from growth. We sold the stock. Additionally, Teleperformance’s shares fell after a November article stated Colombia’s Ministry of Labor had launched an investigation into alleged union-busting, poor working conditions and low pay in its content moderation business, accusations which management strongly refuted.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Among individual detractors, Cellnex Telecom weakened due to a combination of elevated leverage and significant longer-term interest rate exposure, which, despite its large deleveraging capacity, led to investor concerns around the company’s ability to grow in a rising rate environment.

Utilities holdings overall, however, contributed to relative performance. Iberdrola performed well, benefiting from a strong position in energy transition-related infrastructure, supported by strong investment plans in green energy infrastructure, capital spending underpinned by the European climate plan and potential acceleration in the U.S.

Notable individual contributors included pharmaceuticals companies Novo Nordisk and AstraZeneca, multinational universal bank and financial services firm HSBC Holdings, Canadian Pacific Railway and French payments company Edenred.
Portfolio Positioning

We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. The team continues to see opportunities in companies positioned to benefit from secular growth trends such as healthy lifestyle choices, premium brands, automation, energy transition, health care innovation and digitalization. Demand for premium brands remains strong despite higher inflation, supporting names in apparel, spirits and automobiles. Digitalization benefits technology holdings exposed to IT services growth, artificial intelligence, cloud computing, automation, digital payments and software. Health care holdings include innovative companies using technology, equipment and outsourcing to provide improved cost and delivery efficiencies.

As a result of our bottom-up stock selection process, we remain notably overweight to information technology and underweight to financials. Geographically, we retain a large exposure to European stocks, France in particular. We continue to be underweighted to Japan.

5

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	2.9%
Other Assets and Liabilities	(2.7)%

Top Five Countries	% of net assets
France	20.6%
United Kingdom	13.3%
Japan	11.0%
Switzerland	6.9%
Netherlands	6.7%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,045.00	$5.10	0.99%
Class II	$1,000	$1,043.90	$5.87	1.14%
Hypothetical
Class I	$1,000	$1,020.22	$5.04	0.99%
Class II	$1,000	$1,019.46	$5.80	1.14%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2022

	Shares	Value
COMMON STOCKS — 99.8%
Australia — 3.2%
CSL Ltd.	21,470	$4,186,524
NEXTDC Ltd.(1)	169,930	1,048,571
		5,235,095
Belgium — 1.1%
KBC Group NV	27,280	1,756,430
Brazil — 0.4%
Sendas Distribuidora SA	191,700	708,402
Canada — 4.8%
Canadian Pacific Railway Ltd.(2)	37,440	2,791,409
Element Fleet Management Corp.(2)	104,830	1,428,444
First Quantum Minerals Ltd.	52,340	1,093,573
GFL Environmental, Inc.	52,512	1,534,926
Toronto-Dominion Bank	12,530	811,304
		7,659,656
China — 1.7%
H World Group Ltd., ADR	24,760	1,050,319
Li Ning Co. Ltd.	206,000	1,771,394
		2,821,713
Denmark — 4.7%
Novo Nordisk A/S, B Shares	55,336	7,515,490
Finland — 0.2%
Neste Oyj	6,820	314,518
France — 20.6%
Air Liquide SA	20,959	2,974,822
Airbus SE	14,830	1,763,322
Arkema SA	7,780	699,771
Bureau Veritas SA	47,806	1,259,878
Capgemini SE	11,900	1,989,394
Dassault Systemes SE	41,810	1,503,473
Edenred	36,357	1,978,743
EssilorLuxottica SA	9,210	1,666,393
Hermes International	670	1,037,060
L'Oreal SA	5,430	1,944,470
LVMH Moet Hennessy Louis Vuitton SE	7,240	5,268,493
Pernod Ricard SA	11,200	2,203,291
Safran SA	9,480	1,187,406
Sartorius Stedim Biotech	3,660	1,189,383
Schneider Electric SE	23,580	3,311,447
Teleperformance	2,130	509,209
Thales SA	15,650	1,999,581
Valeo	43,290	773,498
		33,259,634
Germany — 5.5%
Brenntag SE	13,870	884,557
Infineon Technologies AG	59,823	1,818,134
Mercedes-Benz Group AG	23,830	1,558,360
8

	Shares	Value
Puma SE	28,880	$1,745,601
Symrise AG	26,860	2,917,130
		8,923,782
Hong Kong — 3.7%
AIA Group Ltd.	381,600	4,214,155
Hong Kong Exchanges & Clearing Ltd.	20,800	893,781
Techtronic Industries Co. Ltd.	84,000	932,974
		6,040,910
India — 0.8%
HDFC Bank Ltd.	62,120	1,218,394
Indonesia — 0.8%
Bank Central Asia Tbk PT	2,218,800	1,216,652
Ireland — 3.0%
CRH PLC	33,170	1,319,175
ICON PLC(1)	8,040	1,561,770
Kerry Group PLC, A Shares	21,970	1,984,555
		4,865,500
Italy — 4.6%
Ferrari NV	15,600	3,345,238
Prysmian SpA	46,640	1,732,933
Tenaris SA	129,770	2,275,867
		7,354,038
Japan — 11.0%
BayCurrent Consulting, Inc.	52,400	1,631,211
Hoya Corp.	18,400	1,762,325
JMDC, Inc.	27,200	780,242
Keyence Corp.	7,800	3,028,307
Kobe Bussan Co. Ltd.	75,700	2,181,763
Kose Corp.(2)	13,000	1,412,492
MonotaRO Co. Ltd.(2)	132,500	1,866,379
Nintendo Co. Ltd.	55,400	2,329,380
Obic Co. Ltd.	10,900	1,600,219
Recruit Holdings Co. Ltd.	37,600	1,176,954
		17,769,272
Netherlands — 6.7%
Adyen NV(1)	1,458	2,024,067
ASML Holding NV	8,500	4,634,639
Koninklijke DSM NV	11,155	1,369,773
Universal Music Group NV	113,420	2,742,797
		10,771,276
Spain — 4.1%
Amadeus IT Group SA(1)	17,700	918,236
Cellnex Telecom SA	66,316	2,199,782
Iberdrola SA	300,161	3,503,926
		6,621,944
Sweden — 1.5%
Epiroc AB, A Shares	62,750	1,142,622
Hexagon AB, B Shares	120,860	1,267,227
		2,409,849
Switzerland — 6.9%
Alcon, Inc.	33,852	2,322,889
Lonza Group AG	5,620	2,758,720
9

	Shares	Value
On Holding AG, Class A(1)	35,700	$612,612
Partners Group Holding AG	540	478,161
Sika AG	8,741	2,101,364
Zurich Insurance Group AG	5,800	2,772,848
		11,046,594
Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	58,000	842,361
Thailand — 0.7%
Kasikornbank PCL	257,000	1,092,571
United Kingdom — 13.3%
Ashtead Group PLC	20,730	1,177,563
AstraZeneca PLC	39,870	5,395,183
Compass Group PLC	116,570	2,691,837
Halma PLC	39,710	945,691
HSBC Holdings PLC(2)	497,600	3,092,225
London Stock Exchange Group PLC	25,341	2,177,329
NatWest Group PLC	474,278	1,512,582
Reckitt Benckiser Group PLC	29,731	2,060,843
Segro PLC	138,380	1,274,792
Whitbread PLC	36,276	1,121,601
		21,449,646
TOTAL COMMON STOCKS (Cost $138,275,460)		160,893,727
SHORT-TERM INVESTMENTS — 2.9%
Money Market Funds — 2.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	100,528	100,528
State Street Navigator Securities Lending Government Money Market Portfolio(3)	4,348,959	4,348,959
		4,449,487
Repurchase Agreements — 0.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $35,670), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $35,025)		35,009
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/47, valued at $219,300), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $215,102)		215,000
		250,009
TOTAL SHORT-TERM INVESTMENTS (Cost $4,699,496)		4,699,496
TOTAL INVESTMENT SECURITIES—102.7% (Cost $142,974,956)		165,593,223
OTHER ASSETS AND LIABILITIES — (2.7)%		(4,401,911)
TOTAL NET ASSETS — 100.0%		$161,191,312

10

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Health Care	18.1%
Industrials	15.4%
Information Technology	14.6%
Financials	14.1%
Consumer Discretionary	13.2%
Consumer Staples	7.7%
Materials	7.7%
Communication Services	4.4%
Utilities	2.2%
Energy	1.6%
Real Estate	0.8%
Short-Term Investments	2.9%
Other Assets and Liabilities	(2.7)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,444,667. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $9,965,255, which includes securities collateral of $5,616,296.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $138,625,997) — including $9,444,667 of securities on loan	$161,244,264
Investment made with cash collateral received for securities on loan, at value (cost of $4,348,959)	4,348,959
Total investment securities, at value (cost of $142,974,956)	165,593,223
Foreign currency holdings, at value (cost of $107,614)	107,938
Receivable for capital shares sold	3,977
Dividends and interest receivable	356,959
Securities lending receivable	797
Other assets	12,296
166,075,190

Liabilities
Payable for collateral received for securities on loan	4,348,959
Payable for investments purchased	157,631
Payable for capital shares redeemed	162,809
Accrued management fees	131,326
Distribution fees payable	7,591
Accrued foreign taxes	55,880
Accrued foreign withholding tax reclaim expenses	13,673
Accrued other expenses	6,009
4,883,878

Net Assets	$161,191,312

Net Assets Consist of:
Capital (par value and paid-in surplus)	$143,002,902
Distributable earnings	18,188,410
$161,191,312

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$126,116,935	13,239,899	$9.53
Class II, $0.01 Par Value	$35,074,377	3,689,021	$9.51

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $316,517)	$3,112,239
Foreign withholding tax recoveries	782,940
Interest	226,991
Securities lending, net	16,302
4,138,472

Expenses:
Management fees	1,794,940
Distribution fees - Class II	95,389
Directors' fees and expenses	4,800
Foreign withholding tax reclaim expenses	224,695
Other expenses	8,325
2,128,149
Fees waived(1)	(172,933)
1,955,216

Net investment income (loss)	2,183,256

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $26,938)	(6,232,453)
Foreign currency translation transactions	(122,212)
(6,354,665)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $36,309)	(51,408,820)
Translation of assets and liabilities in foreign currencies	(19,300)
(51,428,120)

Net realized and unrealized gain (loss)	(57,782,785)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(55,599,529)
(1)Amount consists of  $134,778 and $38,155 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$2,183,256	$2,055,462
Net realized gain (loss)	(6,354,665)	27,338,944
Change in net unrealized appreciation (depreciation)	(51,428,120)	(10,122,837)
Net increase (decrease) in net assets resulting from operations	(55,599,529)	19,271,569

Distributions to Shareholders
From earnings:
Class I	(22,559,900)	(5,364,716)
Class II	(6,497,244)	(1,428,046)
Decrease in net assets from distributions	(29,057,144)	(6,792,762)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	19,660,016	(10,048,205)

Net increase (decrease) in net assets	(64,996,657)	2,430,602

Net Assets
Beginning of period	226,187,969	223,757,367
End of period	$161,191,312	$226,187,969
See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income —  Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services. Foreign withholding tax recoveries represent the receipt of certain European Union (EU) withholding taxes previously withheld. The fund will record any EU reclaims only when certainty exists as to the likelihood of receipt.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$4,348,959	—	—	—	$4,348,959
Gross amount of recognized liabilities for securities lending transactions					$4,348,959
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). During the period ended December 31, 2022, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.
17

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Class I	1.00% to 1.06%	1.06%	0.96%
Class II	0.90% to 0.96%	0.96%	0.86%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Foreign Withholding Tax Reclaim Expenses — The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The fund may incur expenses in association with recovery of such taxes. The impact of foreign withholding tax reclaim expenses to the ratio of operating expenses to average net assets was 0.13% for the period ended December 31, 2022.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $148,844 and $729,957, respectively. The effect of interfund transactions on the Statement of Operations was $(382,427) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 were $68,846,463 and $74,018,319, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	1,091,781	$11,182,450	755,750	$11,017,680
Issued in reinvestment of distributions	2,010,686	22,559,900	390,729	5,364,716
Redeemed	(1,691,407)	(17,745,429)	(1,774,403)	(26,016,890)
	1,411,060	15,996,921	(627,924)	(9,634,494)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	201,701	2,111,733	293,665	4,306,392
Issued in reinvestment of distributions	579,594	6,497,244	104,085	1,428,046
Redeemed	(492,230)	(4,945,882)	(419,140)	(6,148,149)
	289,065	3,663,095	(21,390)	(413,711)
Net increase (decrease)	1,700,125	$19,660,016	(649,314)	$(10,048,205)

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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,759,627	$156,134,100	—
Short-Term Investments	4,449,487	250,009	—
	$9,209,114	$156,384,109	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$3,881,779	$294,348
Long-term capital gains	$25,175,365	$6,498,414

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$143,411,128
Gross tax appreciation of investments	$34,139,437
Gross tax depreciation of investments	(11,957,342)
Net tax appreciation (depreciation) of investments	22,182,095
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(78,604)
Net tax appreciation (depreciation)	$22,103,491
Undistributed ordinary income	$2,264,832
Accumulated short-term capital losses	$(6,179,913)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$14.86	0.13	(3.51)	(3.38)	(0.17)	(1.78)	(1.95)	$9.53	(24.75)%	1.10%	1.20%	1.29%	1.19%	40%	$126,117
2021	$14.10	0.14	1.05	1.19	(0.02)	(0.41)	(0.43)	$14.86	8.75%	1.04%	1.29%	0.92%	0.67%	47%	$175,756
2020	$11.50	0.02	2.81	2.83	(0.06)	(0.17)	(0.23)	$14.10	25.88%	1.00%	1.36%	0.21%	(0.15)%	59%	$175,606
2019	$9.54	0.05	2.56	2.61	(0.09)	(0.56)	(0.65)	$11.50	28.42%	1.03%	1.37%	0.52%	0.18%	65%	$143,094
2018	$12.18	0.09	(1.79)	(1.70)	(0.15)	(0.79)	(0.94)	$9.54	(15.22)%	1.04%	1.37%	0.78%	0.45%	66%	$117,384
Class II
2022	$14.83	0.12	(3.51)	(3.39)	(0.15)	(1.78)	(1.93)	$9.51	(24.86)%	1.25%	1.35%	1.14%	1.04%	40%	$35,074
2021	$14.07	0.11	1.06	1.17	—(3)	(0.41)	(0.41)	$14.83	8.60%	1.19%	1.44%	0.77%	0.52%	47%	$50,432
2020	$11.48	0.01	2.79	2.80	(0.04)	(0.17)	(0.21)	$14.07	25.65%	1.15%	1.51%	0.06%	(0.30)%	59%	$48,151
2019	$9.53	0.04	2.55	2.59	(0.08)	(0.56)	(0.64)	$11.48	28.14%	1.18%	1.52%	0.37%	0.03%	65%	$41,227
2018	$12.16	0.07	(1.78)	(1.71)	(0.13)	(0.79)	(0.92)	$9.53	(15.29)%	1.19%	1.52%	0.63%	0.30%	66%	$36,919

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the “Fund”), one of the funds constituting the American Century American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP International Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
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Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,419,350, as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.

The fund hereby designates $25,175,365, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

For the fiscal year ended December 31, 2022, the fund intends to pass through to shareholders foreign source income of $3,057,798 and foreign taxes paid of $258,136, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2022 are $0.1806 and $0.0152, respectively.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91441 2302

Annual Report

December 31, 2022

VP Large Company Value Fund
Class I (AVVIX)
Class II (AVVTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVVIX	-0.26%	7.87%	10.29%	12/1/04
Russell 1000 Value Index	—	-7.54%	6.66%	10.29%	—
S&P 500 Index	—	-18.11%	9.42%	12.56%	—
Class II	AVVTX	-0.46%	7.70%	10.12%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $26,631

Russell 1000 Value Index — $26,632

S&P 500 Index — $32,654

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.82%	0.97%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Brian Woglom, Philip Sundell and Adam Krenn

On December 31, 2022, Phillip Davidson retired from American Century Investments and left VP Large Company Value’s management team. In February 2022, Adam Krenn became a named portfolio manager on the fund.
Performance Summary

VP Large Company Value returned -0.46%* for the 12 months ended December 31, 2022. The fund’s benchmark, the Russell 1000 Value Index, returned -7.54% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Security selection in the financials, information technology and health care sectors positively impacted relative performance. The fund’s underweights to the information technology and real estate sectors relative to the benchmark, along with its overweights to financials and health care, also aided results. On the other hand, the fund’s underweight in the energy sector detracted from relative returns.

Financials, Information Technology and Health Care Contributed

Several of the fund’s holdings in the financials sector positively impacted performance, particularly in the insurance and capital markets industries. The Allstate Corp. was one of the fund’s top contributors. This insurance company announced accelerating price increases on its automobile policies, and some of Allstate’s costs continued to moderate. In turn, investors priced in higher levels of profitability. Aflac, a life insurance company, was another notable contributor. In general, life insurance stocks performed well due to higher interest rates and lower COVID-19 disruption.

Our choice of investments and the fund’s underweight in the information technology sector also helped returns. Lack of exposure to Intel was particularly beneficial. Intel’s shares were pressured by the company’s deteriorating operational performance, driven by weakening personal computer demand and competitive pressures. Intel has refocused on its margins and appears disciplined on capital expenditures, but we think it will take some time for these actions to positively impact its financials.

In the health care sector, several of the fund’s positions in the health care providers and services, pharmaceuticals and health care equipment and supplies industries contributed to performance. Zimmer Biomet Holdings was a top contributor. This medical device maker outperformed on higher procedure volumes and on investors’ expectations for easing supply chain-related pressures. In the pharmaceuticals industry, Johnson & Johnson outperformed due to the flight to safety that occurred as the market sold off.

France-based TotalEnergies was another key contributor. Shares of this integrated energy company outperformed as the markets welcomed the company’s strategic update presented at its analyst day. In addition, commodity prices remained supportive, boosting the company’s free cash flow generation.

Energy Underweight Detracted

Our bottom-up investment approach resulted in an underweight in the energy sector. Many energy stocks delivered strong performance over the trailing 12-month period due to higher commodity

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

prices, so the fund’s modest underweight in the sector detracted from relative results. As of the end of the reporting period, we own select energy stocks that we believe offer solid assets, strong balance sheets and management teams focused on delivering strong returns on capital.

While overall security selection in the health care sector aided the fund’s performance, Medtronic, a medical device company, was a key detractor. Its shares were pressured by disappointing results for its renal denervation trial. Renal denervation is a blood pressure treatment. Medtronic also announced weak earnings, driven by supply chain pressures and a slower-than-expected return in procedure volumes. However, elective procedure volumes are now at pre-COVID-19 levels, and we think the company can work through its supply chain challenges.

Other notable detractors included F5 and Advance Auto Parts. F5, an application services company, underperformed due to initial signs of an information technology spending slowdown in Europe. F5’s fiscal year 2023 guidance beat expectations, but the company predicted lower software growth than it originally expected. Advance Auto Parts, an automotive replacement parts retailer, underperformed after announcing weaker-than-expected earnings and a reduced cash flow outlook for fiscal year 2023. These results were impacted by higher-than-expected inventory needs to serve its commercial automotive repair customers.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the reporting period with an overweight in the consumer staples sector relative to the benchmark. We hold select companies in the sector that we believe are trading at a discount to their intrinsic value. While input costs have risen in this inflationary environment, many consumer staples companies have been able to improve efficiencies and pass along rising costs through pricing without significantly impacting demand. We think these steps may lead to a positive inflection for select companies in 2023.

Our research has also led us to several health care stocks that we think offer compelling risk/reward profiles. We consider health care noncyclical because demand is less impacted by the economy’s performance. Therefore, in a slowing economy, we think patients seeking elective procedures after the COVID-19 disruption should provide support to medical device companies and service providers that are working through patient backlogs. Additionally, in a slowing economy, we expect the relatively inelastic demand for drugs to bolster the performance of pharmaceutical companies.

Conversely, we ended the period with underweights in real estate and communication services. Our metrics show that many real estate equities remain overvalued despite the market’s decline in 2022. Furthermore, rising interest rates tend to decrease the value of properties and increase borrowing costs. It has also been difficult for us to find communication services stocks that meet our investment criteria. According to our analysis, many companies in the communication services sector have volatile business models and higher levels of leverage.
5

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	96.8%
Exchange-Traded Funds	1.0%
Short-Term Investments	1.8%
Other Assets and Liabilities	0.4%

Top Five Industries*	% of net assets
Health Care Equipment and Supplies	8.4%
Pharmaceuticals	7.1%
Banks	7.1%
Oil, Gas and Consumable Fuels	6.6%
Electric Utilities	6.1%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,076.20	$3.77	0.72%
Class II	$1,000	$1,075.20	$4.55	0.87%
Hypothetical
Class I	$1,000	$1,021.58	$3.67	0.72%
Class II	$1,000	$1,020.82	$4.43	0.87%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2022

	Shares	Value
COMMON STOCKS — 96.8%
Aerospace and Defense — 3.0%
Raytheon Technologies Corp.	45,441	$4,585,906
Airlines — 1.0%
Southwest Airlines Co.(1)	43,583	1,467,440
Automobiles — 0.6%
General Motors Co.	27,640	929,810
Banks — 7.1%
JPMorgan Chase & Co.	35,674	4,783,883
Truist Financial Corp.	74,836	3,220,193
U.S. Bancorp	68,028	2,966,701
		10,970,777
Beverages — 0.6%
PepsiCo, Inc.	5,531	999,230
Capital Markets — 5.9%
Ameriprise Financial, Inc.	5,436	1,692,607
Bank of New York Mellon Corp.	90,202	4,105,995
BlackRock, Inc.	2,344	1,661,029
Northern Trust Corp.	19,032	1,684,142
		9,143,773
Chemicals — 0.9%
Akzo Nobel NV	21,487	1,441,832
Communications Equipment — 4.2%
Cisco Systems, Inc.	78,476	3,738,597
F5, Inc.(1)	12,395	1,778,806
Juniper Networks, Inc.	29,730	950,171
		6,467,574
Containers and Packaging — 2.0%
Packaging Corp. of America	13,503	1,727,169
Sonoco Products Co.	22,851	1,387,284
		3,114,453
Diversified Financial Services — 3.1%
Berkshire Hathaway, Inc., Class B(1)	15,717	4,854,981
Diversified Telecommunication Services — 2.5%
Verizon Communications, Inc.	98,985	3,900,009
Electric Utilities — 6.1%
Duke Energy Corp.	21,532	2,217,581
Edison International	21,623	1,375,655
Eversource Energy	14,437	1,210,398
Pinnacle West Capital Corp.	27,613	2,099,692
Xcel Energy, Inc.	35,982	2,522,698
		9,426,024
Electrical Equipment — 2.8%
Emerson Electric Co.	23,447	2,252,319
nVent Electric PLC	52,647	2,025,330
		4,277,649
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	12,933	1,484,708
8

	Shares	Value
Energy Equipment and Services — 1.0%
Baker Hughes Co.	54,800	$1,618,244
Entertainment — 1.3%
Walt Disney Co.(1)	23,019	1,999,891
Equity Real Estate Investment Trusts (REITs) — 0.9%
Healthpeak Properties, Inc.	52,484	1,315,774
Food and Staples Retailing — 2.4%
Koninklijke Ahold Delhaize NV	68,154	1,959,514
Walmart, Inc.	12,019	1,704,174
		3,663,688
Food Products — 3.0%
Conagra Brands, Inc.	66,613	2,577,923
Mondelez International, Inc., Class A	31,776	2,117,870
		4,695,793
Health Care Equipment and Supplies — 8.4%
Becton Dickinson and Co.	6,379	1,622,180
Medtronic PLC	81,764	6,354,698
Zimmer Biomet Holdings, Inc.	39,202	4,998,255
		12,975,133
Health Care Providers and Services — 5.8%
Cigna Corp.	3,705	1,227,615
CVS Health Corp.	15,239	1,420,122
Henry Schein, Inc.(1)	26,064	2,081,732
Quest Diagnostics, Inc.	13,004	2,034,346
Universal Health Services, Inc., Class B	15,042	2,119,267
		8,883,082
Hotels, Restaurants and Leisure — 0.7%
Sodexo SA	11,840	1,132,832
Household Products — 5.0%
Colgate-Palmolive Co.	25,185	1,984,326
Henkel AG & Co. KGaA, Preference Shares	21,736	1,506,581
Kimberly-Clark Corp.	22,129	3,004,012
Procter & Gamble Co.	7,993	1,211,419
		7,706,338
Industrial Conglomerates — 0.8%
Siemens AG	8,483	1,169,392
Insurance — 4.2%
Aflac, Inc.	10,423	749,831
Allstate Corp.	26,866	3,643,029
Chubb Ltd.	3,594	792,836
MetLife, Inc.	18,245	1,320,391
		6,506,087
IT Services — 0.9%
Automatic Data Processing, Inc.	5,521	1,318,746
Machinery — 1.3%
Oshkosh Corp.	22,732	2,004,735
Multiline Retail — 1.5%
Dollar Tree, Inc.(1)	16,085	2,275,062
Oil, Gas and Consumable Fuels — 6.6%
Chevron Corp.	8,524	1,529,973
ConocoPhillips	13,598	1,604,564
Exxon Mobil Corp.	40,159	4,429,537
9

	Shares	Value
TotalEnergies SE, ADR	42,288	$2,625,239
		10,189,313
Personal Products — 1.9%
Unilever PLC, ADR	59,231	2,982,281
Pharmaceuticals — 7.1%
Johnson & Johnson	39,562	6,988,627
Merck & Co., Inc.	10,478	1,162,534
Pfizer, Inc.	30,499	1,562,769
Roche Holding AG	4,069	1,278,632
		10,992,562
Road and Rail — 0.8%
Norfolk Southern Corp.	5,233	1,289,516
Semiconductors and Semiconductor Equipment — 1.6%
Applied Materials, Inc.	12,934	1,259,513
Texas Instruments, Inc.	7,537	1,245,263
		2,504,776
Specialty Retail — 0.8%
Advance Auto Parts, Inc.	8,545	1,256,371
TOTAL COMMON STOCKS (Cost $136,180,202)		149,543,782
EXCHANGE-TRADED FUNDS — 1.0%
iShares Russell 1000 Value ETF (Cost $1,616,958)	10,411	1,578,828
SHORT-TERM INVESTMENTS — 1.8%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	66,269	66,269
Repurchase Agreements — 1.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $381,095), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $374,211)		374,036
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/47, valued at $2,343,992), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $2,299,088)		2,298,000
		2,672,036
TOTAL SHORT-TERM INVESTMENTS (Cost $2,738,305)		2,738,305
TOTAL INVESTMENT SECURITIES—99.6% (Cost $140,535,465)		153,860,915
OTHER ASSETS AND LIABILITIES — 0.4%		581,678
TOTAL NET ASSETS — 100.0%		$154,442,593

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	25,075	USD	27,311	Morgan Stanley	3/31/23	$63
USD	1,132,262	CHF	1,042,264	Morgan Stanley	3/31/23	(5,550)
USD	8,311,062	EUR	7,761,661	JPMorgan Chase Bank N.A.	3/31/23	(46,961)
USD	207,879	EUR	193,948	JPMorgan Chase Bank N.A.	3/31/23	(972)
USD	2,562,714	GBP	2,102,093	Bank of America N.A.	3/31/23	15,971
						$(37,449)
10

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $140,535,465)	$153,860,915
Cash	38,437
Foreign currency holdings, at value (cost of $90)	91
Receivable for investments sold	261,323
Receivable for capital shares sold	109,122
Unrealized appreciation on forward foreign currency exchange contracts	16,034
Dividends and interest receivable	351,152
154,637,074

Liabilities
Payable for capital shares redeemed	27,837
Unrealized depreciation on forward foreign currency exchange contracts	53,483
Accrued management fees	81,487
Distribution fees payable	27,456
Accrued other expenses	4,218
194,481

Net Assets	$154,442,593

Net Assets Consist of:
Capital (par value and paid-in surplus)	$137,874,983
Distributable earnings	16,567,610
$154,442,593

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$23,857,726	1,319,640	$18.08
Class II, $0.01 Par Value	$130,584,867	7,092,889	$18.41

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $66,833)	$3,411,754
Interest	55,886
3,467,640

Expenses:
Management fees	959,531
Distribution fees - Class II	278,935
Directors' fees and expenses	3,601
Other expenses	4,548
1,246,615
Fees waived(1)	(136,662)
1,109,953

Net investment income (loss)	2,357,687

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,426,512
Forward foreign currency exchange contract transactions	710,000
Foreign currency translation transactions	(1,593)
4,134,919

Change in net unrealized appreciation (depreciation) on:
Investments	(6,472,190)
Forward foreign currency exchange contracts	63,667
Translation of assets and liabilities in foreign currencies	(898)
(6,409,421)

Net realized and unrealized gain (loss)	(2,274,502)

Net Increase (Decrease) in Net Assets Resulting from Operations	$83,185
(1)Amount consists of $19,987 and $116,675 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$2,357,687	$1,349,915
Net realized gain (loss)	4,134,919	7,268,987
Change in net unrealized appreciation (depreciation)	(6,409,421)	7,366,891
Net increase (decrease) in net assets resulting from operations	83,185	15,985,793

Distributions to Shareholders
From earnings:
Class I	(1,313,393)	(213,724)
Class II	(7,513,475)	(938,589)
Decrease in net assets from distributions	(8,826,868)	(1,152,313)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	62,218,785	16,074,871

Net increase (decrease) in net assets	53,475,102	30,908,351

Net Assets
Beginning of period	100,967,491	70,059,140
End of period	$154,442,593	$100,967,491

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). From January 1, 2022 through July 31, 2022, the investment advisor agreed to waive 0.10% of the fund's management fee. Effective August 1, 2022, the investment advisor agreed to waive 0.11% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2022 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Class I	0.70% to 0.83%	0.82%	0.71%
Class II	0.60% to 0.73%	0.72%	0.61%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $82,168 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $(28,637) in net realized gain (loss) on investment transactions.
17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 were $94,129,204 and $37,951,339, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	640,852	$11,489,078	387,024	$7,229,882
Issued in reinvestment of distributions	70,607	1,313,393	11,471	213,724
Redeemed	(239,210)	(4,364,550)	(254,434)	(4,616,622)
	472,249	8,437,921	144,061	2,826,984
Class II/Shares Authorized	50,000,000		50,000,000
Sold	3,270,484	61,345,874	1,102,712	20,544,353
Issued in reinvestment of distributions	396,220	7,513,475	49,538	938,589
Redeemed	(833,039)	(15,078,485)	(443,102)	(8,235,055)
	2,833,665	53,780,864	709,148	13,247,887
Net increase (decrease)	3,305,914	$62,218,785	853,209	$16,074,871

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Chemicals	—	$1,441,832	—
Food and Staples Retailing	$1,704,174	1,959,514	—
Hotels, Restaurants and Leisure	—	1,132,832	—
Household Products	6,199,757	1,506,581	—
Industrial Conglomerates	—	1,169,392	—
Pharmaceuticals	9,713,930	1,278,632	—
Other Industries	123,437,138	—	—
Exchange-Traded Funds	1,578,828	—	—
Short-Term Investments	66,269	2,672,036	—
	$142,700,096	$11,160,819	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$16,034	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$53,483	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $11,598,221.

The value of foreign currency risk derivative instruments as of December 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $16,034 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $53,483 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $710,000 in net realized gain (loss) on forward foreign currency exchange contract transactions and $63,667 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$4,483,834	$1,152,313
Long-term capital gains	$4,343,034	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$142,224,482
Gross tax appreciation of investments	$17,565,703
Gross tax depreciation of investments	(5,929,270)
Net tax appreciation (depreciation) of investments	11,636,433
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(903)
Net tax appreciation (depreciation)	$11,635,530
Undistributed ordinary income	$799,430
Accumulated long-term gains	$4,132,650

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$19.49	0.35	(0.37)	(0.02)	(0.39)	(1.00)	(1.39)	$18.08	(0.26)%	0.72%	0.83%	1.93%	1.82%	30%	$23,858
2021	$16.24	0.31	3.20	3.51	(0.26)	—	(0.26)	$19.49	21.71%	0.71%	0.84%	1.68%	1.55%	40%	$16,520
2020	$16.29	0.30	0.02	0.32	(0.25)	(0.12)	(0.37)	$16.24	2.62%	0.74%	0.90%	2.07%	1.91%	77%	$11,424
2019	$13.38	0.28	3.31	3.59	(0.31)	(0.37)	(0.68)	$16.29	27.48%	0.76%	0.90%	1.82%	1.68%	59%	$11,514
2018	$15.77	0.28	(1.49)	(1.21)	(0.27)	(0.91)	(1.18)	$13.38	(8.04)%	0.78%	0.90%	1.86%	1.74%	51%	$6,644
Class II
2022	$19.83	0.33	(0.39)	(0.06)	(0.36)	(1.00)	(1.36)	$18.41	(0.46)%	0.87%	0.98%	1.78%	1.67%	30%	$130,585
2021	$16.52	0.29	3.25	3.54	(0.23)	—	(0.23)	$19.83	21.53%	0.86%	0.99%	1.53%	1.40%	40%	$84,448
2020	$16.56	0.28	0.03	0.31	(0.23)	(0.12)	(0.35)	$16.52	2.49%	0.89%	1.05%	1.92%	1.76%	77%	$58,635
2019	$13.59	0.25	3.38	3.63	(0.29)	(0.37)	(0.66)	$16.56	27.31%	0.91%	1.05%	1.67%	1.53%	59%	$48,879
2018	$16.00	0.26	(1.51)	(1.25)	(0.25)	(0.91)	(1.16)	$13.59	(8.19)%	0.93%	1.05%	1.71%	1.59%	51%	$24,144

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Large Company Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,734,807, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,343,034,or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

The fund hereby designates $1,840,479 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91445 2302

Annual Report

December 31, 2022

VP Mid Cap Value Fund
Class I (AVIPX)
Class II (AVMTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIPX	-1.19%	6.76%	11.01%	12/1/04
Russell Midcap Value Index	—	-12.03%	5.72%	10.10%	—
Class II	AVMTX	-1.38%	6.61%	10.84%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $28,418

Russell Midcap Value Index — $26,193

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.85%	1.00%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Brian Woglom, Michael Liss and Nathan Rawlins

On December 31, 2022, Phillip Davidson retired from American Century Investments and left VP Mid Cap Value’s management team. In February 2022, Nathan Rawlins became a portfolio manager on the fund.

Performance Summary

VP Mid Cap Value returned -1.38%* for the 12 months ended December 31, 2022. The fund’s benchmark, the Russell Midcap Value Index, returned -12.03%. The fund’s return reflects operating expenses, while the index’s return does not.

Security selection in the health care and information technology sectors supported relative performance. An underweight in the information technology sector also benefited returns. On the other hand, our choice of stocks in the energy and materials sectors hindered relative performance. An underweight in energy also had a negative impact on results.

The portfolio buys forward foreign currency contracts for hedging purposes to help protect the fund against adverse currency movements due to holding foreign securities and to isolate stock selection as the primary driver of performance. The fund benefited from the currency hedges due to the strength of the U.S. dollar.

Health Care, Information Technology and Financials Contributed

The portfolio’s relative performance was buoyed by health care. Our choice of investments in the health care sector positively impacted relative performance, as did an overweight allocation in the health care providers and services industry. Zimmer Biomet Holdings was a top contributor. This medical device maker outperformed on continued strong orthopedics volume trends. Also, investors expect continued procedure normalization and easing supply chain-related pressures in the upcoming year.

Security selection and an underweight in the information technology sector also supported relative returns. Choices within the IT services industry contributed along with a lack of exposure to select benchmark names, including semiconductor company Marvell Technology.

The portfolio benefited from stock selection in the financials sector, and Reinsurance Group of America was a notable contributor. This global life and health reinsurance company reported strong core earnings as headwinds related to COVID-19 abated throughout the period. Shares of The Allstate Corp. advanced as the insurance company announced accelerating price increases on its automobile policies.

Energy and Materials Detracted

Security selection and an underweight in the strong performing energy sector hindered performance. A lack of exposure to select benchmark names, including Occidental Petroleum, was a main detractor. Occidental’s shares benefited from a constructive market environment for the energy sector. We hold a limited number of stocks in the sector and remain focused on companies that we view as attractively priced with solid balance sheets and strong management teams. Our positions in oil and gas exploration and production companies Devon Energy and ConocoPhillips were top contributors to overall performance for the period. We exited our position in ConocoPhillips after its shares appreciated.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Within the materials sector, security selection negatively impacted relative results. Limited exposures to the cyclical chemicals and metals and mining industries were also detrimental. Few companies in these industries meet our high-quality investment criteria due to the commodity nature of their businesses.

Elsewhere, a position in Canada-based Open Text detracted. We eliminated our position in this information technology company due to its planned acquisition of Micro Focus International. We became concerned about rising leverage and operational risks stemming from the acquisition. In our view, this significantly increased the range of outcomes for this investment.

Portfolio Positioning

As of December 31, 2022, the portfolio’s largest sector overweight relative to the benchmark is health care. Our research has led us to several health care stocks that we think offer compelling risk/reward profiles. We consider health care noncyclical because demand is less impacted by the economy’s performance. Therefore, in a slowing economy, we think patients seeking elective procedures after the COVID-19 disruption should provide support to medical device companies and service providers that are working through patient backlogs.

The portfolio also ended the year with notable allocations to the consumer staples and financials sectors. We hold select companies in the consumer staples sector that we believe are trading at a discount to their intrinsic value. While input costs have risen in this inflationary environment, many consumer staples companies have been able to improve efficiencies and pass along rising costs through pricing without significantly impacting demand. We have also identified many companies in the financials sector that meet our investment criteria, particularly in the capital markets, banking and insurance industries. We remain focused on companies that, in our view, offer higher relative returns on assets, stronger capital levels, lower credit risk and management teams focused on returns and building competitive advantages.

On the other hand, we have found fewer opportunities in consumer discretionary and information technology. Our portfolio is underweight in the consumer discretionary sector because it has been difficult for us to find higher-quality consumer discretionary companies with durable business models. We also remain underweight in the information technology sector relative to the benchmark, largely due to valuations that we view as elevated.
5

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	96.4%
Exchange-Traded Funds	1.2%
Short-Term Investments	2.0%
Other Assets and Liabilities	0.4%

Top Five Industries*	% of net assets
Equity Real Estate Investment Trusts (REITs)	8.2%
Health Care Providers and Services	7.5%
Capital Markets	7.1%
Health Care Equipment and Supplies	6.3%
Banks	6.0%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund’s portfolio holdings.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,073.20	$4.39	0.84%
Class II	$1,000	$1,072.30	$5.17	0.99%
Hypothetical
Class I	$1,000	$1,020.97	$4.28	0.84%
Class II	$1,000	$1,020.22	$5.04	0.99%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2022

	Shares	Value
COMMON STOCKS — 96.4%
Aerospace and Defense — 1.2%
Huntington Ingalls Industries, Inc.	36,361	$8,387,755
Airlines — 1.7%
Southwest Airlines Co.(1)	336,494	11,329,753
Auto Components — 2.5%
Aptiv PLC(1)	31,146	2,900,627
BorgWarner, Inc.	256,268	10,314,787
Cie Generale des Etablissements Michelin SCA	136,376	3,799,063
		17,014,477
Banks — 6.0%
First Hawaiian, Inc.	399,793	10,410,610
Prosperity Bancshares, Inc.	121,172	8,806,781
Truist Financial Corp.	265,013	11,403,509
U.S. Bancorp	162,263	7,076,289
Westamerica Bancorporation	50,492	2,979,533
		40,676,722
Building Products — 1.0%
Cie de Saint-Gobain	142,565	6,974,393
Capital Markets — 7.1%
Ameriprise Financial, Inc.	8,437	2,627,029
Bank of New York Mellon Corp.	372,412	16,952,194
Northern Trust Corp.	209,918	18,575,644
T. Rowe Price Group, Inc.	90,729	9,894,905
		48,049,772
Chemicals — 2.0%
Akzo Nobel NV	107,084	7,185,607
Axalta Coating Systems Ltd.(1)	245,837	6,261,468
		13,447,075
Commercial Services and Supplies — 0.4%
Republic Services, Inc.	22,546	2,908,209
Communications Equipment — 1.9%
F5, Inc.(1)	52,215	7,493,375
Juniper Networks, Inc.	172,621	5,516,967
		13,010,342
Construction and Engineering — 1.1%
Vinci SA	72,081	7,185,530
Containers and Packaging — 3.0%
Amcor PLC	529,159	6,302,284
Packaging Corp. of America	83,791	10,717,707
Sonoco Products Co.	60,855	3,694,507
		20,714,498
Electric Utilities — 5.0%
Duke Energy Corp.	71,801	7,394,785
Edison International	228,839	14,558,737
Evergy, Inc.	50,371	3,169,847
Eversource Energy	38,992	3,269,089
Pinnacle West Capital Corp.	72,789	5,534,876
		33,927,334
8

	Shares	Value
Electrical Equipment — 3.8%
Atkore, Inc.(1)	26,182	$2,969,562
Emerson Electric Co.	102,115	9,809,167
Legrand SA	67,547	5,416,033
nVent Electric PLC	201,765	7,761,900
		25,956,662
Electronic Equipment, Instruments and Components — 1.4%
Corning, Inc.	78,879	2,519,395
TE Connectivity Ltd.	62,587	7,184,988
		9,704,383
Energy Equipment and Services — 1.0%
Baker Hughes Co.	224,146	6,619,031
Entertainment — 0.5%
Electronic Arts, Inc.	28,227	3,448,775
Equity Real Estate Investment Trusts (REITs) — 8.2%
Equinix, Inc.	12,390	8,115,822
Essex Property Trust, Inc.	33,985	7,202,101
Healthpeak Properties, Inc.	388,390	9,736,937
Public Storage	20,560	5,760,706
Realty Income Corp.	147,013	9,325,035
Regency Centers Corp.	134,689	8,418,062
VICI Properties, Inc.	59,747	1,935,803
Weyerhaeuser Co.	57,664	1,787,584
WP Carey, Inc.	47,771	3,733,304
		56,015,354
Food and Staples Retailing — 1.9%
Koninklijke Ahold Delhaize NV	438,198	12,598,746
Food Products — 2.9%
Conagra Brands, Inc.	321,644	12,447,623
J.M. Smucker Co.	45,179	7,159,064
		19,606,687
Gas Utilities — 2.2%
Atmos Energy Corp.	15,531	1,740,559
Spire, Inc.	194,766	13,411,587
		15,152,146
Health Care Equipment and Supplies — 6.3%
Baxter International, Inc.	64,971	3,311,572
Becton Dickinson and Co.	11,505	2,925,722
DENTSPLY SIRONA, Inc.	143,166	4,558,405
Embecta Corp.	187,789	4,749,184
Envista Holdings Corp.(1)	94,465	3,180,637
Hologic, Inc.(1)	46,827	3,503,128
Zimmer Biomet Holdings, Inc.	161,179	20,550,322
		42,778,970
Health Care Providers and Services — 7.5%
AmerisourceBergen Corp.	52,040	8,623,548
Cardinal Health, Inc.	41,122	3,161,048
HCA Healthcare, Inc.	7,764	1,863,050
Henry Schein, Inc.(1)	138,083	11,028,689
Laboratory Corp. of America Holdings	31,885	7,508,280
Quest Diagnostics, Inc.	54,060	8,457,146
Universal Health Services, Inc., Class B	73,128	10,303,004
		50,944,765
9

	Shares	Value
Hotels, Restaurants and Leisure — 0.9%
Sodexo SA	66,333	$6,346,633
Household Products — 2.5%
Henkel AG & Co. KGaA, Preference Shares	98,558	6,831,320
Kimberly-Clark Corp.	73,821	10,021,201
		16,852,521
Insurance — 5.9%
Aflac, Inc.	63,022	4,533,803
Allstate Corp.	106,857	14,489,809
Chubb Ltd.	8,405	1,854,143
Hanover Insurance Group, Inc.	39,477	5,334,527
Reinsurance Group of America, Inc.	53,826	7,648,136
Willis Towers Watson PLC	25,722	6,291,087
		40,151,505
IT Services — 1.1%
Amdocs Ltd.	81,499	7,408,259
Machinery — 3.2%
Cummins, Inc.	15,787	3,825,032
IMI PLC	325,787	5,088,088
Oshkosh Corp.	142,887	12,601,204
		21,514,324
Media — 1.9%
Fox Corp., Class B	263,166	7,487,073
Omnicom Group, Inc.	69,894	5,701,253
		13,188,326
Multiline Retail — 1.6%
Dollar Tree, Inc.(1)	75,974	10,745,763
Multi-Utilities — 1.6%
NorthWestern Corp.	180,721	10,723,984
Oil, Gas and Consumable Fuels — 3.1%
Devon Energy Corp.	38,994	2,398,521
Diamondback Energy, Inc.	32,032	4,381,337
Enterprise Products Partners LP	347,445	8,380,373
EQT Corp.	99,985	3,382,493
Phillips 66	24,578	2,558,078
		21,100,802
Paper and Forest Products — 0.1%
Mondi PLC	46,721	790,094
Road and Rail — 0.7%
Heartland Express, Inc.	295,442	4,532,080
Semiconductors and Semiconductor Equipment — 0.9%
Applied Materials, Inc.	31,204	3,038,645
Teradyne, Inc.	38,505	3,363,412
		6,402,057
Specialty Retail — 1.2%
Advance Auto Parts, Inc.	55,974	8,229,857
Technology Hardware, Storage and Peripherals — 0.8%
HP, Inc.	203,624	5,471,377
Thrifts and Mortgage Finance — 0.4%
Capitol Federal Financial, Inc.	301,989	2,612,205
Trading Companies and Distributors — 1.9%
Beacon Roofing Supply, Inc.(1)	69,485	3,668,113
10

	Shares	Value
MSC Industrial Direct Co., Inc., Class A	113,871	$9,303,261
		12,971,374
TOTAL COMMON STOCKS (Cost $596,252,013)		655,492,540
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell Mid-Cap Value ETF(2) (Cost $7,468,631)	75,752	7,979,715
SHORT-TERM INVESTMENTS — 2.0%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	114,604	114,604
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,283,013	1,283,013
		1,397,617
Repurchase Agreements — 1.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $1,723,118), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $1,691,988)		1,691,199
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 11/15/31, valued at $10,597,881), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $10,394,918)		10,390,000
		12,081,199
TOTAL SHORT-TERM INVESTMENTS (Cost $13,478,816)		13,478,816
TOTAL INVESTMENT SECURITIES—99.6% (Cost $617,199,460)		676,951,071
OTHER ASSETS AND LIABILITIES — 0.4%		2,973,784
TOTAL NET ASSETS — 100.0%		$679,924,855

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	47,205,527	EUR	44,085,013	JPMorgan Chase Bank N.A.	3/31/23	$(266,731)
USD	1,150,671	EUR	1,080,122	JPMorgan Chase Bank N.A.	3/31/23	(12,441)
GBP	137,647	USD	167,714	Bank of America N.A.	3/31/23	(950)
GBP	133,209	USD	161,049	Bank of America N.A.	3/31/23	337
GBP	147,534	USD	178,006	Bank of America N.A.	3/31/23	736
GBP	168,262	USD	203,450	Bank of America N.A.	3/31/23	403
USD	5,858,192	GBP	4,805,243	Bank of America N.A.	3/31/23	36,508
NOK	634,186	USD	64,447	UBS AG	3/31/23	533
NOK	882,537	USD	89,563	UBS AG	3/31/23	864
NOK	469,820	USD	47,787	UBS AG	3/31/23	353
NOK	665,352	USD	67,715	UBS AG	3/31/23	459
NOK	1,195,614	USD	122,323	UBS AG	3/31/23	183
USD	389,979	NOK	3,847,509	UBS AG	3/31/23	(4,248)
						$(243,994)

11

NOTES TO SCHEDULE OF INVESTMENTS
EUR	–	Euro
GBP	–	British Pound
NOK	–	Norwegian Krone
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,263,869. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,289,847, which includes securities collateral of $6,834.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $615,916,447) — including $1,263,869 of securities on loan	$675,668,058
Investment made with cash collateral received for securities on loan, at value (cost of $1,283,013)	1,283,013
Total investment securities, at value (cost of $617,199,460)	676,951,071
Receivable for investments sold	2,570,756
Receivable for capital shares sold	1,261,746
Unrealized appreciation on forward foreign currency exchange contracts	40,376
Dividends and interest receivable	1,549,245
Securities lending receivable	5,828
682,379,022

Liabilities
Payable for collateral received for securities on loan	1,283,013
Payable for investments purchased	66,853
Payable for capital shares redeemed	237,225
Unrealized depreciation on forward foreign currency exchange contracts	284,370
Accrued management fees	451,557
Distribution fees payable	108,449
Accrued other expenses	22,700
2,454,167

Net Assets	$679,924,855

Net Assets Consist of:
Capital (par value and paid-in surplus)	$553,653,801
Distributable earnings	126,271,054
$679,924,855

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$172,439,642	8,153,847	$21.15
Class II, $0.01 Par Value	$507,485,213	23,971,499	$21.17

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $215,695)	$18,245,005
Interest	249,192
Securities lending, net	27,546
18,521,743

Expenses:
Management fees	5,288,249
Distribution fees - Class II	1,270,558
Directors' fees and expenses	18,853
Other expenses	22,937
6,600,597
Fees waived(1)	(404,398)
6,196,199

Net investment income (loss)	12,325,544

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	72,076,934
Forward foreign currency exchange contract transactions	3,231,421
Foreign currency translation transactions	(34,293)
75,274,062

Change in net unrealized appreciation (depreciation) on:
Investments	(98,424,727)
Forward foreign currency exchange contracts	275,814
Translation of assets and liabilities in foreign currencies	(905)
(98,149,818)

Net realized and unrealized gain (loss)	(22,875,756)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,550,212)
(1)Amount consists of  $102,479 and $301,919 for Class I and Class II, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$12,325,544	$9,451,496
Net realized gain (loss)	75,274,062	104,441,140
Change in net unrealized appreciation (depreciation)	(98,149,818)	25,756,009
Net increase (decrease) in net assets resulting from operations	(10,550,212)	139,648,645

Distributions to Shareholders
From earnings:
Class I	(26,913,122)	(2,059,978)
Class II	(79,503,955)	(5,354,430)
Decrease in net assets from distributions	(106,417,077)	(7,414,408)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	73,062,864	(33,262,683)

Net increase (decrease) in net assets	(43,904,425)	98,971,554

Net Assets
Beginning of period	723,829,280	624,857,726
End of period	$679,924,855	$723,829,280

See Notes to Financial Statements.
15

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Exchange-Traded Funds	$1,283,013	—	—	—	$1,283,013
Gross amount of recognized liabilities for securities lending transactions					$1,283,013
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2022 through July 31, 2022, the investment advisor agreed to waive 0.10% of the fund's management fee. Effective August 1, 2022, the investment advisor terminated the waiver.

18

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2022 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	0.85%	0.79%
Class II	0.75%	0.69%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $1,005,385 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 were $496,082,170 and $512,547,286, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	130,000,000		130,000,000
Sold	1,257,328	$27,956,845	1,258,616	$29,523,840
Issued in reinvestment of distributions	1,177,699	26,382,341	83,578	2,013,237
Redeemed	(1,563,199)	(34,882,182)	(1,797,303)	(42,297,390)
	871,828	19,457,004	(455,109)	(10,760,313)
Class II/Shares Authorized	225,000,000		225,000,000
Sold	3,607,445	79,496,406	2,765,425	65,709,983
Issued in reinvestment of distributions	3,539,686	79,503,955	222,015	5,354,430
Redeemed	(4,798,822)	(105,394,501)	(4,014,944)	(93,566,783)
	2,348,309	53,605,860	(1,027,504)	(22,502,370)
Net increase (decrease)	3,220,137	$73,062,864	(1,482,613)	$(33,262,683)

19

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Auto Components	$13,215,414	$3,799,063	—
Building Products	—	6,974,393	—
Chemicals	6,261,468	7,185,607	—
Construction and Engineering	—	7,185,530	—
Electrical Equipment	20,540,629	5,416,033	—
Food and Staples Retailing	—	12,598,746	—
Hotels, Restaurants and Leisure	—	6,346,633	—
Household Products	10,021,201	6,831,320	—
Machinery	16,426,236	5,088,088	—
Paper and Forest Products	—	790,094	—
Other Industries	526,812,085	—	—
Exchange-Traded Funds	7,979,715	—	—
Short-Term Investments	1,397,617	12,081,199	—
	$602,654,365	$74,296,706	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$40,376	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$284,370	—

20

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $54,062,123.

The value of foreign currency risk derivative instruments as of December 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $40,376 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $284,370 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,231,421 in net realized gain (loss) on forward foreign currency exchange contract transactions and $275,814 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$34,551,189	$7,414,408
Long-term capital gains	$71,865,888	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$627,140,408
Gross tax appreciation of investments	$75,724,708
Gross tax depreciation of investments	(25,914,045)
Net tax appreciation (depreciation) of investments	49,810,663
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(621)
Net tax appreciation (depreciation)	$49,810,042
Undistributed ordinary income	$9,588,777
Accumulated long-term gains	$66,872,235

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
22

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$25.03	0.42	(0.57)	(0.15)	(0.50)	(3.23)	(3.73)	$21.15	(1.19)%	0.80%	0.86%	1.92%	1.86%	74%	$172,440
2021	$20.55	0.34	4.41	4.75	(0.27)	—	(0.27)	$25.03	23.20%	0.80%	0.94%	1.47%	1.33%	53%	$182,236
2020	$20.68	0.30	(0.10)	0.20	(0.33)	—	(0.33)	$20.55	1.21%	0.85%	1.00%	1.69%	1.54%	72%	$158,968
2019	$18.31	0.35	4.62	4.97	(0.41)	(2.19)	(2.60)	$20.68	29.15%	0.85%	1.00%	1.66%	1.51%	41%	$173,105
2018	$22.75	0.29	(3.04)	(2.75)	(0.31)	(1.38)	(1.69)	$18.31	(12.84)%	0.84%	1.00%	1.31%	1.15%	72%	$424,234
Class II
2022	$25.05	0.39	(0.57)	(0.18)	(0.47)	(3.23)	(3.70)	$21.17	(1.38)%	0.95%	1.01%	1.77%	1.71%	74%	$507,485
2021	$20.57	0.31	4.41	4.72	(0.24)	—	(0.24)	$25.05	23.02%	0.95%	1.09%	1.32%	1.18%	53%	$541,594
2020	$20.70	0.28	(0.10)	0.18	(0.31)	—	(0.31)	$20.57	1.11%	1.00%	1.15%	1.54%	1.39%	72%	$465,890
2019	$18.32	0.30	4.65	4.95	(0.38)	(2.19)	(2.57)	$20.70	28.99%	1.00%	1.15%	1.51%	1.36%	41%	$497,924
2018	$22.76	0.24	(3.03)	(2.79)	(0.27)	(1.38)	(1.65)	$18.32	(12.96)%	0.99%	1.15%	1.16%	1.00%	72%	$424,219

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

29

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $17,165,892, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $19,944,119, as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.

The fund hereby designates $71,865,888, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91446 2302

Annual Report

December 31, 2022

VP Ultra® Fund
Class I (AVPUX)
Class II (AVPSX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPUX	-32.38%	11.10%	14.12%	5/1/01
Russell 1000 Growth Index	—	-29.14%	10.95%	14.09%	—
S&P 500 Index	—	-18.11%	9.42%	12.56%	—
Class II	AVPSX	-32.46%	10.94%	13.95%	5/1/02
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $37,449

Russell 1000 Growth Index — $37,397

S&P 500 Index — $32,654

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.89%	1.04%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

VP Ultra returned -32.46%* for the 12 months ended December 31, 2022, trailing the -29.14% return of the fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks fell sharply over the past 12 months, with the heaviest losses during the first three quarters of 2022. The downturn began amid a combination of factors—the new omicron variant of the coronavirus, rising inflation, the Federal Reserve signaling interest rate increases—that led to investors moving to more defensive positioning. The market action was marked by a rotation out of the highest-growth stocks and pandemic winners into either lower growth or more traditional value stocks. Market declines intensified after Russia invaded Ukraine, exacerbating already stretched supply chains and leading to soaring oil prices that helped drive inflation to four-decade highs. Within the Russell 1000 Growth Index, energy was by far the top-performing sector, benefiting from rising prices and increased demand amid limited supplies. Utilities posted a modest gain, while all other sectors recorded losses.

Stock selection in the information technology sector detracted from performance relative to the benchmark. Positioning in the health care and energy sectors benefited relative performance.

Information Technology Hampered Performance

IT services holdings were key detractors. The stock price of Shopify, a Canada-based e-commerce platform, fell sharply after the company warned of slowing revenues. The stock initially suffered amid the transition away from pandemic-era high-growth stocks. More recently, worries that inflation and recession will hurt consumer spending weighed further on the stock. PayPal Holdings lagged after offering disappointing guidance for three consecutive quarters. We eliminated the digital payments company because we were concerned about management’s ability to communicate forward guidance and business prospects. DocuSign’s stock soared during the height of the pandemic but fell sharply as the work-from-home environment waned and investors shifted away from high-growth stocks. We continue to view the digital signature company as a key part of the ongoing enterprise digital transformation.

Two pharmaceuticals stocks weighed on performance. AbbVie’s stock price benefited from investors looking for relatively safer havens. Not owning AbbVie detracted from performance compared with the benchmark. Eli Lilly & Co. benefited from positive clinical trial data and Food and Drug Administration approval for a key new diabetes drug. Eli Lilly’s new diabetes treatment also showed tremendous efficacy in addressing obesity and is being validated in a separate clinical trial as a stand-alone obesity treatment. In addition, the stock rose following positive clinical trial data for a competitor’s Alzheimer’s drug, which is supportive of Eli Lilly’s own approach. We initiated a position in the stock during the period but were underweight for the 12 months overall, which hurt relative performance. We think Eli Lilly is an innovative company with a broad pipeline of potential blockbuster drugs, reflecting the company’s strong history of research and development and commercial execution. Recent launches position the company to have among the strongest growth profiles of large pharmaceutical companies.

Elsewhere, Tesla hurt performance. The electric vehicle maker’s stock fell on concerns about softening demand. In addition, investors want to see a resolution to Elon Musk’s management of

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Twitter and a focus on Tesla’s business. We continue to believe the company has a deep management bench and are optimistic about Tesla’s long-term fundamentals.

Health Care Holdings Benefited Performance

A pair of health care stocks were top contributors. UnitedHealth Group, the world’s largest health insurer, reported better-than-expected earnings, largely driven by its Optum division, which is focused on delivering prevention-based care and compensating physicians based on the health of the patient rather than for each service or treatment provided. Regeneron Pharmaceuticals reported better-than-expected revenue and earnings, and it announced strong trial results for Eylea, its drug for wet age-related macular degeneration. In addition, Regeneron recently released positive clinical trial data for particularly hard-to-treat prostate cancer.

Other significant contributors included EOG Resources, an innovative low-cost oil and gas exploration and production firm benefiting from rising oil prices. EOG reported strong free cash flows and announced that it would be returning profits to shareholders through its already robust dividend payouts.

The digital payments companies Visa and Mastercard were other sources of strength. Both companies have established strong competitive moats and are positioned for long runways of growth powered by the secular shift to digital payments around the globe. Visa and Mastercard both reported solid financial results bolstered by a recovery in retail spending and cross-border transactions. Constellation Brands, an innovative beer, wine and spirits beverage company, outperformed, aided by investors’ shift to stocks likely to hold up better in a slowing economy. Constellation reported quarterly revenue and earnings that beat expectations, driven by strength in its portfolio of beer brands.

Outlook

While this is a difficult period for growth equities, we retain high conviction in our investment process and portfolio holdings. We acknowledge the challenging environment and are closely monitoring the fundamentals of our investments, but our long-term focus also leads us to look through the short-term noise. Indeed, we believe many enduring secular growth trends will persist. These include a shift to electric vehicles, aging global demographics intersecting with advancements in health care, companies shifting more of their expenditures to technology to drive productivity gains and increased digitization of transactions, among many others. As such, we think this period can create attractive opportunities for long-term investors willing to be patient with companies that we believe are poised to grow over time.

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth can outperform over time. Our portfolio positioning reflects where we are finding attractive, well-run companies as a result of the application of that philosophy and process.

As of December 31, 2022, health care, communication services and consumer discretionary were the portfolio’s largest overweight allocations relative to the benchmark. Industrials, real estate and consumer staples were the largest underweight sectors.

5

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Exchange-Traded Funds	0.2%
Short-Term Investments	1.0%
Other Assets and Liabilities	(0.2)%

Top Five Industries*	% of net assets
Technology Hardware, Storage and Peripherals	13.8%
IT Services	12.0%
Software	9.0%
Interactive Media and Services	7.6%
Semiconductors and Semiconductor Equipment	6.7%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$979.20	$3.84	0.77%
Class II	$1,000	$978.50	$4.59	0.92%
Hypothetical
Class I	$1,000	$1,021.32	$3.92	0.77%
Class II	$1,000	$1,020.57	$4.69	0.92%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

7

Schedule of Investments

DECEMBER 31, 2022

	Shares	Value
COMMON STOCKS — 99.0%
Automobiles — 2.6%
Tesla, Inc.(1)	45,950	$5,660,121
Banks — 0.4%
JPMorgan Chase & Co.	6,620	887,742
Beverages — 2.0%
Constellation Brands, Inc., Class A	18,460	4,278,105
Biotechnology — 3.9%
Genmab A/S(1)	4,920	2,080,150
Regeneron Pharmaceuticals, Inc.(1)	8,710	6,284,178
		8,364,328
Building Products — 0.8%
Advanced Drainage Systems, Inc.	20,190	1,654,974
Capital Markets — 1.4%
MSCI, Inc.	6,310	2,935,223
Chemicals — 0.5%
Ecolab, Inc.	6,880	1,001,453
Commercial Services and Supplies — 0.5%
Copart, Inc.(1)	19,690	1,198,924
Distributors — 0.6%
Pool Corp.	4,270	1,290,949
Electrical Equipment — 0.8%
Acuity Brands, Inc.	10,990	1,820,054
Electronic Equipment, Instruments and Components — 1.2%
Cognex Corp.	10,470	493,242
Fortive Corp.	21,020	1,350,535
Keyence Corp.	2,000	776,489
		2,620,266
Entertainment — 1.6%
Netflix, Inc.(1)	7,400	2,182,112
Walt Disney Co.(1)	13,650	1,185,912
		3,368,024
Food and Staples Retailing — 2.2%
Costco Wholesale Corp.	10,340	4,720,210
Health Care Equipment and Supplies — 6.5%
Contra Abiomed, Inc.(1)	4,290	4,376
DexCom, Inc.(1)	21,940	2,484,486
Edwards Lifesciences Corp.(1)	29,350	2,189,803
IDEXX Laboratories, Inc.(1)	5,160	2,105,074
Insulet Corp.(1)	6,250	1,839,937
Intuitive Surgical, Inc.(1)	20,610	5,468,863
		14,092,539
Health Care Providers and Services — 4.8%
UnitedHealth Group, Inc.	19,550	10,365,019
Hotels, Restaurants and Leisure — 3.0%
Chipotle Mexican Grill, Inc.(1)	3,230	4,481,592
Wingstop, Inc.	14,090	1,939,066
		6,420,658
8

	Shares	Value
Household Durables — 0.1%
Sonos, Inc.(1)	14,720	$248,768
Interactive Media and Services — 7.6%
Alphabet, Inc., Class A(1)	84,640	7,467,787
Alphabet, Inc., Class C(1)	92,730	8,227,933
Meta Platforms, Inc., Class A(1)	7,230	870,058
		16,565,778
Internet and Direct Marketing Retail — 5.0%
Amazon.com, Inc.(1)	127,980	10,750,320
IT Services — 12.0%
Adyen NV(1)	1,790	2,484,966
Block, Inc.(1)	17,360	1,090,902
Mastercard, Inc., Class A	33,020	11,482,045
Okta, Inc.(1)	4,420	302,019
Shopify, Inc., Class A(1)	8,140	282,539
Visa, Inc., Class A	50,290	10,448,250
		26,090,721
Life Sciences Tools and Services — 1.2%
Maravai LifeSciences Holdings, Inc., Class A(1)	28,510	407,978
Waters Corp.(1)	6,580	2,254,177
		2,662,155
Machinery — 2.5%
Donaldson Co., Inc.	14,490	853,026
Nordson Corp.	7,940	1,887,497
Westinghouse Air Brake Technologies Corp.	17,710	1,767,635
Yaskawa Electric Corp.(2)	28,700	915,686
		5,423,844
Oil, Gas and Consumable Fuels — 1.8%
EOG Resources, Inc.	30,830	3,993,102
Personal Products — 0.4%
Estee Lauder Cos., Inc., Class A	3,420	848,536
Pharmaceuticals — 0.9%
Eli Lilly & Co.	5,440	1,990,170
Road and Rail — 1.1%
J.B. Hunt Transport Services, Inc.	13,950	2,432,322
Semiconductors and Semiconductor Equipment — 6.7%
Advanced Micro Devices, Inc.(1)	35,030	2,268,893
Analog Devices, Inc.	18,110	2,970,583
Applied Materials, Inc.	31,230	3,041,177
ASML Holding NV	3,190	1,739,353
NVIDIA Corp.	30,770	4,496,728
		14,516,734
Software — 9.0%
DocuSign, Inc.(1)	21,940	1,215,915
Microsoft Corp.	59,600	14,293,272
Paycom Software, Inc.(1)	6,740	2,091,489
Salesforce, Inc.(1)	6,840	906,916
Zscaler, Inc.(1)	8,350	934,365
		19,441,957
Technology Hardware, Storage and Peripherals — 13.8%
Apple, Inc.	230,510	29,950,164
9

	Shares	Value
Textiles, Apparel and Luxury Goods — 4.1%
lululemon athletica, Inc.(1)	15,450	$4,949,871
NIKE, Inc., Class B	33,080	3,870,691
		8,820,562
TOTAL COMMON STOCKS (Cost $79,340,074)		214,413,722
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell 1000 Growth ETF(2) (Cost $443,628)	1,980	424,195
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class	104,905	104,905
State Street Navigator Securities Lending Government Money Market Portfolio(3)	262,500	262,500
		367,405
Repurchase Agreements — 0.8%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $244,491), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $240,074)		239,962
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/32, valued at $1,503,564), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $1,474,698)		1,474,000
		1,713,962
TOTAL SHORT-TERM INVESTMENTS (Cost $2,081,367)		2,081,367
TOTAL INVESTMENT SECURITIES—100.2% (Cost $81,865,069)		216,919,284
OTHER ASSETS AND LIABILITIES — (0.2)%		(361,746)
TOTAL NET ASSETS — 100.0%		$216,557,538

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	63,527	USD	67,926	JPMorgan Chase Bank N.A.	3/31/23	$482
USD	1,709,067	EUR	1,596,089	JPMorgan Chase Bank N.A.	3/31/23	(9,657)
JPY	4,971,225	USD	37,747	Bank of America N.A.	3/31/23	575
USD	617,631	JPY	83,564,250	Bank of America N.A.	3/31/23	(26,539)
						$(35,139)

10

NOTES TO SCHEDULE OF INVESTMENTS
EUR	–	Euro
JPY	–	Japanese Yen
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,153,630. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,203,199, which includes securities collateral of $940,699.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $81,602,569) — including $1,153,630 of securities on loan	$216,656,784
Investment made with cash collateral received for securities on loan, at value (cost of $262,500)	262,500
Total investment securities, at value (cost of $81,865,069)	216,919,284
Receivable for capital shares sold	132,077
Unrealized appreciation on forward foreign currency exchange contracts	1,057
Dividends and interest receivable	10,483
Securities lending receivable	84
217,062,985

Liabilities
Payable for collateral received for securities on loan	262,500
Payable for capital shares redeemed	39,993
Unrealized depreciation on forward foreign currency exchange contracts	36,196
Accrued management fees	132,941
Distribution fees payable	32,877
Accrued other expenses	940
505,447

Net Assets	$216,557,538

Net Assets Consist of:
Capital (par value and paid-in surplus)	$63,398,194
Distributable earnings	153,159,344
$216,557,538

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$68,354,139	3,534,575	$19.34
Class II, $0.01 Par Value	$148,203,399	7,935,219	$18.68

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,538)	$1,450,802
Interest	43,499
Securities lending, net	1,272
1,495,573

Expenses:
Management fees	2,139,956
Distribution fees - Class II	439,421
Directors' fees and expenses	7,283
Other expenses	3,660
2,590,320
Fees waived(1)	(290,405)
2,299,915

Net investment income (loss)	(804,342)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	18,550,327
Forward foreign currency exchange contract transactions	359,180
Foreign currency translation transactions	(4,774)
18,904,733

Change in net unrealized appreciation (depreciation) on:
Investments	(126,203,683)
Forward foreign currency exchange contracts	(24,599)
Translation of assets and liabilities in foreign currencies	(138)
(126,228,420)

Net realized and unrealized gain (loss)	(107,323,687)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(108,128,029)
(1)Amount consists of  $94,211 and $196,194 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$(804,342)	$(1,447,356)
Net realized gain (loss)	18,904,733	29,979,023
Change in net unrealized appreciation (depreciation)	(126,228,420)	36,103,456
Net increase (decrease) in net assets resulting from operations	(108,128,029)	64,635,123

Distributions to Shareholders
From earnings:
Class I	(8,905,603)	(6,448,663)
Class II	(19,453,951)	(14,540,645)
Decrease in net assets from distributions	(28,359,554)	(20,989,308)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	15,425,141	(3,801,857)

Net increase (decrease) in net assets	(121,062,442)	39,843,958

Net Assets
Beginning of period	337,619,980	297,776,022
End of period	$216,557,538	$337,619,980

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Exchange-Traded Funds	$262,500	—	—	—	$262,500
Gross amount of recognized liabilities for securities lending transactions					$262,500
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2022 through July 31, 2022, the investment advisor agreed to waive 0.10% of the fund's management fee. Effective August 1, 2022, the investment advisor agreed to waive 0.13% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

17

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2022 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	0.89%	0.78%
Class II	0.79%	0.68%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $38,359 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $15,083 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 were $63,304,065 and $78,435,820, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	585,066	$13,140,109	1,175,353	$34,640,641
Issued in reinvestment of distributions	335,049	8,905,603	256,204	6,448,663
Redeemed	(1,121,358)	(25,931,948)	(1,198,635)	(34,488,705)
	(201,243)	(3,886,236)	232,922	6,600,599
Class II/Shares Authorized	120,000,000		120,000,000
Sold	1,167,292	27,633,817	710,933	19,783,587
Issued in reinvestment of distributions	756,963	19,453,951	594,709	14,540,645
Redeemed	(1,228,105)	(27,776,391)	(1,598,856)	(44,726,688)
	696,150	19,311,377	(293,214)	(10,402,456)
Net increase (decrease)	494,907	$15,425,141	(60,292)	$(3,801,857)

18

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$206,417,078	$7,996,644	—
Exchange-Traded Funds	424,195	—	—
Short-Term Investments	367,405	1,713,962	—
	$207,208,678	$9,710,606	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,057	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$36,196	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,859,551.

19

The value of foreign currency risk derivative instruments as of December 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $1,057 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $36,196 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $359,180 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(24,599) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$28,679	$1,165,955
Long-term capital gains	$28,330,875	$19,823,353

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$82,475,482
Gross tax appreciation of investments	$140,714,272
Gross tax depreciation of investments	(6,270,470)
Net tax appreciation (depreciation) of investments	134,443,802
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(179)
Net tax appreciation (depreciation)	$134,443,623
Undistributed ordinary income	—
Accumulated long-term gains	$18,715,721

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$31.38	(0.05)	(9.41)	(9.46)	—	(2.58)	(2.58)	$19.34	(32.38)%	0.78%	0.89%	(0.21)%	(0.32)%	24%	$68,354
2021	$27.48	(0.10)	5.98	5.88	—	(1.98)	(1.98)	$31.38	23.16%	0.79%	0.95%	(0.35)%	(0.51)%	19%	$117,231
2020	$20.93	(0.04)	8.75	8.71	—	(2.16)	(2.16)	$27.48	49.85%	0.80%	1.00%	(0.18)%	(0.38)%	22%	$96,249
2019	$17.40	—(3)	5.67	5.67	—	(2.14)	(2.14)	$20.93	34.58%	0.82%	1.00%	(0.01)%	(0.19)%	23%	$59,427
2018	$19.34	—(3)	0.17	0.17	(0.05)	(2.06)	(2.11)	$17.40	0.76%	0.83%	1.00%	0.01%	(0.16)%	29%	$42,081
Class II
2022	$30.44	(0.08)	(9.10)	(9.18)	—	(2.58)	(2.58)	$18.68	(32.46)%	0.93%	1.04%	(0.36)%	(0.47)%	24%	$148,203
2021	$26.76	(0.14)	5.80	5.66	—	(1.98)	(1.98)	$30.44	22.99%	0.94%	1.10%	(0.50)%	(0.66)%	19%	$220,389
2020	$20.48	(0.07)	8.51	8.44	—	(2.16)	(2.16)	$26.76	49.55%	0.95%	1.15%	(0.33)%	(0.53)%	22%	$201,527
2019	$17.08	(0.03)	5.57	5.54	—	(2.14)	(2.14)	$20.48	34.46%	0.97%	1.15%	(0.16)%	(0.34)%	23%	$156,688
2018	$19.02	(0.03)	0.17	0.14	(0.02)	(2.06)	(2.08)	$17.08	0.60%	0.98%	1.15%	(0.14)%	(0.31)%	29%	$143,249

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra® Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Ultra® Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.
27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $28,679, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $28,330,875, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

The fund hereby designates $28,679 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91443 2302

Annual Report

December 31, 2022

VP Value Fund
Class I (AVPIX)
Class II (AVPVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2022
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPIX	0.54%	7.85%	10.59%	5/1/96
Russell 1000 Value Index	—	-7.54%	6.66%	10.29%	—
S&P 500 Index	—	-18.11%	9.42%	12.56%	—
Class II	AVPVX	0.31%	7.68%	10.41%	8/14/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2022
Class I — $27,365

Russell 1000 Value Index — $26,632

S&P 500 Index — $32,654

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.83%	0.98%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Brian Woglom, Philip Sundell and David Byrns

On December 31, 2022, Phillip Davidson retired from American Century Investments and left VP Value’s management team. In February 2022, David Byrns became a named portfolio manager for the fund.

Performance Summary

VP Value returned 0.54%* for the 12 months ended December 31, 2022, compared with the -7.54% return of its benchmark, the Russell 1000 Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

The fund’s overweight in the energy sector relative to the benchmark, along with stock selection in the health care and communication services sectors, positively impacted relative performance. The fund’s underweight position in communication services also aided results. On the other hand, our underweight in the utilities sector detracted from returns.

Energy, Health Care and Communication Services Contributed

Our research has led us to several energy stocks that meet our investment criteria, resulting in an overweight to the energy sector relative to the benchmark. This overweight was beneficial to performance as the energy sector soared over the trailing 12-month period. Several of the fund’s top individual contributors were energy companies, including Schlumberger, Chevron and France-based TotalEnergies. Like many of their peers, these companies benefited from higher commodity prices. In addition, TotalEnergies outperformed as the markets welcomed the company’s strategic update presented at its analyst day.

Health care was another area of strength, as several positions in the pharmaceuticals and health care providers and services industries outperformed. Shares of Cardinal Health jumped following involvement by an activist investor and on news that it would increase its share buyback authorization. Merck & Co., a pharmaceutical company, was another notable contributor as investors flocked to more defensive areas of the market amid volatility. The company also reported solid financial results on strength in its flagship drug, Keytruda, as well as in its vaccines division.

Our bottom-up approach resulted in an underweight in the communication services sector relative to the benchmark. We benefited from not owning several of the benchmark’s names, including Meta Platforms. Its shares underperformed, driven by disappointing quarterly results. Shares were also pressured by concerns regarding TikTok competition and Meta’s heavy investment in a metaverse business. Lack of exposure to Alphabet, Google’s parent company, also helped performance. Its shares underperformed on concerns that its core advertising business may be negatively impacted by a recession.

Utilities Underweight Detracted

Defensive sectors of the market generally outperformed cyclical sectors over the trailing 12-month period, so our underweight in the utilities sector detracted from the fund’s relative performance.

Our position in Intel also weighed on the fund’s results. Intel’s shares fell due to competitive pressures, the company’s large revenue exposure to China and weakening personal computer demand.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Medtronic was another key detractor. Shares of this medical device company were hurt by disappointing results for its renal denervation trial. Renal denervation is a blood pressure treatment. Medtronic also announced weak earnings, driven by supply chain pressures and a slower-than-expected return in procedure volumes. However, elective procedure volumes are now at pre-COVID-19 levels, and we think the company can work through its supply chain challenges.

Portfolio Positioning

The portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We ended the period with a notable overweight in energy relative to the benchmark. Our research has led us to energy companies with solid assets, strong balance sheets and management teams focused on returns on capital. The portfolio is also overweight in financials. We expect the Federal Reserve to maintain higher interest rates as it continues its inflation fight in 2023, which could act as a tailwind for interest rate-sensitive financials that underearned when rates were unusually low. At the same time, however, we are aware that credit risk is rising as the economy slows. Therefore, we remain focused on companies that, in our view, offer higher relative returns on assets, stronger capital levels, lower credit risk and management teams focused on returns and building competitive advantages.

On the other hand, we ended the year with limited exposure to the utilities sector. Due in part to the relative outperformance of defensive sectors, including utilities, we have not identified many stocks in the utilities sector with valuations that we view as attractive. The fund’s exposure to materials also remains limited because it has been difficult to find stocks in the sector that meet our investment criteria.

5

Fund Characteristics

DECEMBER 31, 2022
Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Short-Term Investments	2.2%
Other Assets and Liabilities	(0.2)%

Top Five Industries	% of net assets
Banks	11.4%
Pharmaceuticals	9.0%
Oil, Gas and Consumable Fuels	7.8%
Capital Markets	4.9%
Health Care Equipment and Supplies	4.8%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period(1) 7/1/22 - 12/31/22	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,085.90	$3.79	0.72%
Class II	$1,000	$1,084.10	$4.57	0.87%
Hypothetical
Class I	$1,000	$1,021.58	$3.67	0.72%
Class II	$1,000	$1,020.82	$4.43	0.87%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2022

	Shares	Value
COMMON STOCKS — 98.0%
Aerospace and Defense — 2.1%
BAE Systems PLC	394,408	$4,073,604
L3Harris Technologies, Inc.	19,940	4,151,708
Raytheon Technologies Corp.	109,460	11,046,703
		19,272,015
Airlines — 0.8%
Southwest Airlines Co.(1)	224,157	7,547,366
Auto Components — 1.5%
BorgWarner, Inc.	219,969	8,853,752
Cie Generale des Etablissements Michelin SCA	178,360	4,968,623
		13,822,375
Automobiles — 0.8%
General Motors Co.	226,914	7,633,387
Banks — 11.4%
Bank of America Corp.	542,240	17,958,989
Comerica, Inc.	64,552	4,315,301
JPMorgan Chase & Co.	200,709	26,915,077
Prosperity Bancshares, Inc.	64,399	4,680,520
Truist Financial Corp.	242,070	10,416,272
U.S. Bancorp	572,602	24,971,173
Wells Fargo & Co.	394,052	16,270,407
		105,527,739
Beverages — 0.4%
Heineken NV	37,880	3,567,999
Capital Markets — 4.9%
Bank of New York Mellon Corp.	351,170	15,985,258
BlackRock, Inc.	8,200	5,810,766
Invesco Ltd.	388,496	6,989,043
Northern Trust Corp.	92,897	8,220,456
State Street Corp.	103,730	8,046,336
		45,051,859
Chemicals — 0.5%
Akzo Nobel NV	65,490	4,394,544
Communications Equipment — 3.5%
Cisco Systems, Inc.	529,073	25,205,038
F5, Inc.(1)	51,966	7,457,640
		32,662,678
Containers and Packaging — 0.7%
Packaging Corp. of America	49,740	6,362,243
Diversified Financial Services — 4.2%
Berkshire Hathaway, Inc., Class A(1)	50	23,435,548
Berkshire Hathaway, Inc., Class B(1)	50,934	15,733,513
		39,169,061
Diversified Telecommunication Services — 4.1%
AT&T, Inc.	910,758	16,767,055
Verizon Communications, Inc.	531,091	20,924,985
		37,692,040
8

	Shares	Value
Electric Utilities — 1.8%
Duke Energy Corp.	82,510	$8,497,705
Edison International	123,850	7,879,337
		16,377,042
Electrical Equipment — 2.2%
Emerson Electric Co.	87,729	8,427,248
nVent Electric PLC	166,758	6,415,180
Signify NV	166,110	5,591,681
		20,434,109
Electronic Equipment, Instruments and Components — 0.3%
Anritsu Corp.	283,800	2,763,529
Energy Equipment and Services — 2.4%
Baker Hughes Co.	365,966	10,806,976
Halliburton Co.	129,208	5,084,335
Schlumberger Ltd.	121,629	6,502,286
		22,393,597
Entertainment — 1.3%
Walt Disney Co.(1)	136,420	11,852,170
Equity Real Estate Investment Trusts (REITs) — 3.0%
Agree Realty Corp.	66,890	4,744,508
Equinix, Inc.	7,500	4,912,725
Healthpeak Properties, Inc.	278,920	6,992,524
Realty Income Corp.	82,570	5,237,415
Regency Centers Corp.	99,390	6,211,875
		28,099,047
Food and Staples Retailing — 1.3%
Koninklijke Ahold Delhaize NV	429,650	12,352,980
Food Products — 3.5%
Conagra Brands, Inc.	271,610	10,511,307
Danone SA	148,690	7,836,805
JDE Peet's NV	127,897	3,699,397
Mondelez International, Inc., Class A	150,106	10,004,565
		32,052,074
Gas Utilities — 0.6%
Atmos Energy Corp.	47,144	5,283,428
Health Care Equipment and Supplies — 4.8%
Medtronic PLC	359,777	27,961,868
Zimmer Biomet Holdings, Inc.	130,883	16,687,583
		44,649,451
Health Care Providers and Services — 3.7%
Cardinal Health, Inc.	118,000	9,070,660
CVS Health Corp.	125,870	11,729,825
Laboratory Corp. of America Holdings	20,530	4,834,405
McKesson Corp.	4,920	1,845,590
Universal Health Services, Inc., Class B	47,700	6,720,453
		34,200,933
Hotels, Restaurants and Leisure — 0.6%
Sodexo SA	55,420	5,302,495
Household Products — 1.5%
Henkel AG & Co. KGaA	76,090	4,889,898
Kimberly-Clark Corp.	44,670	6,063,952
Procter & Gamble Co.	20,366	3,086,671
		14,040,521
9

	Shares	Value
Industrial Conglomerates — 3.3%
General Electric Co.	253,918	$21,275,789
Siemens AG	64,460	8,885,889
		30,161,678
Insurance — 1.1%
Allstate Corp.	49,020	6,647,112
Reinsurance Group of America, Inc.	27,191	3,863,569
		10,510,681
Leisure Products — 0.6%
Mattel, Inc.(1)	318,903	5,689,230
Machinery — 1.2%
IMI PLC	410,446	6,410,278
Oshkosh Corp.	56,050	4,943,049
		11,353,327
Media — 0.4%
Interpublic Group of Cos., Inc.	116,150	3,868,957
Metals and Mining — 0.8%
BHP Group Ltd.	227,200	7,037,961
Multiline Retail — 1.0%
Dollar Tree, Inc.(1)	65,830	9,310,995
Multi-Utilities — 0.5%
Engie SA	304,430	4,355,197
Oil, Gas and Consumable Fuels — 7.8%
Chevron Corp.	86,937	15,604,322
ConocoPhillips	68,524	8,085,832
Devon Energy Corp.	87,827	5,402,239
EQT Corp.	118,861	4,021,068
Exxon Mobil Corp.	212,000	23,383,600
Shell PLC	274,840	7,747,964
TotalEnergies SE(2)	130,569	8,196,225
		72,441,250
Paper and Forest Products — 0.7%
Mondi PLC	376,810	6,372,197
Personal Products — 1.3%
Unilever PLC	243,190	12,202,480
Pharmaceuticals — 9.0%
Bristol-Myers Squibb Co.	135,830	9,772,969
Johnson & Johnson	158,919	28,073,041
Merck & Co., Inc.	106,272	11,790,878
Pfizer, Inc.	323,619	16,582,238
Roche Holding AG	24,390	7,664,249
Sanofi	45,230	4,361,372
Teva Pharmaceutical Industries Ltd., ADR(1)	557,826	5,087,373
		83,332,120
Road and Rail — 1.0%
Heartland Express, Inc.	584,356	8,964,021
Semiconductors and Semiconductor Equipment — 2.2%
Intel Corp.	506,185	13,378,469
QUALCOMM, Inc.	67,890	7,463,827
		20,842,296
Software — 1.5%
Open Text Corp.	154,470	4,578,491
10

	Shares	Value
Oracle Corp. (New York)	118,123	$9,655,374
		14,233,865
Specialty Retail — 1.0%
Advance Auto Parts, Inc.	65,881	9,686,483
Technology Hardware, Storage and Peripherals — 0.4%
HP, Inc.	141,287	3,796,382
Textiles, Apparel and Luxury Goods — 1.3%
Ralph Lauren Corp.	49,310	5,210,588
Tapestry, Inc.	186,564	7,104,357
		12,314,945
Trading Companies and Distributors — 1.0%
MSC Industrial Direct Co., Inc., Class A	113,672	9,287,002
TOTAL COMMON STOCKS (Cost $723,672,552)		908,265,749
SHORT-TERM INVESTMENTS — 2.2%
Money Market Funds — 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	121,759	121,759
State Street Navigator Securities Lending Government Money Market Portfolio(3)	8,604,497	8,604,497
		8,726,256
Repurchase Agreements — 1.3%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 0.50%, 9/15/24 - 5/31/27, valued at $1,725,216), in a joint trading account at 4.20%, dated 12/30/22, due 1/3/23 (Delivery value $1,694,047)		1,693,257
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375%, 11/15/31, valued at $10,611,067), at 4.26%, dated 12/30/22, due 1/3/23 (Delivery value $10,407,924)		10,403,000
		12,096,257
TOTAL SHORT-TERM INVESTMENTS (Cost $20,822,513)		20,822,513
TOTAL INVESTMENT SECURITIES—100.2% (Cost $744,495,065)		929,088,262
OTHER ASSETS AND LIABILITIES — (0.2)%		(2,140,839)
TOTAL NET ASSETS — 100.0%		$926,947,423

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,229,461	AUD	7,782,168	Bank of America N.A.	3/31/23	$(87,615)
CHF	160,974	USD	175,985	Morgan Stanley	3/31/23	(254)
USD	5,988,436	CHF	5,512,445	Morgan Stanley	3/31/23	(29,356)
USD	68,428,280	EUR	63,904,840	JPMorgan Chase Bank N.A.	3/31/23	(386,648)
USD	18,908,127	GBP	15,509,588	Bank of America N.A.	3/31/23	117,836
JPY	11,493,900	USD	88,353	Bank of America N.A.	3/31/23	249
JPY	8,514,000	USD	65,272	Bank of America N.A.	3/31/23	360
JPY	9,365,400	USD	70,947	Bank of America N.A.	3/31/23	1,248
USD	2,210,338	JPY	299,054,250	Bank of America N.A.	3/31/23	(94,975)
						$(479,155)

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
AUD	–	Australian Dollar
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
JPY	–	Japanese Yen
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $8,196,225. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $8,604,497.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

DECEMBER 31, 2022
Assets
Investment securities, at value (cost of $735,890,568) — including $8,196,225 of securities on loan	$920,483,765
Investment made with cash collateral received for securities on loan, at value (cost of $8,604,497)	8,604,497
Total investment securities, at value (cost of $744,495,065)	929,088,262
Receivable for investments sold	3,969,672
Receivable for capital shares sold	3,513,296
Unrealized appreciation on forward foreign currency exchange contracts	119,693
Dividends and interest receivable	1,777,919
Securities lending receivable	12,332
938,481,174

Liabilities
Payable for collateral received for securities on loan	8,604,497
Payable for investments purchased	681,849
Payable for capital shares redeemed	1,004,665
Unrealized depreciation on forward foreign currency exchange contracts	598,848
Accrued management fees	516,348
Distribution fees payable	114,612
Accrued other expenses	12,932
11,533,751

Net Assets	$926,947,423

Net Assets Consist of:
Capital (par value and paid-in surplus)	$698,427,612
Distributable earnings	228,519,811
$926,947,423

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$387,023,891	31,094,080	$12.45
Class II, $0.01 Par Value	$539,923,532	43,321,216	$12.46

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED DECEMBER 31, 2022
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $525,233)	$26,472,444
Interest	406,468
Securities lending, net	47,356
26,926,268

Expenses:
Management fees	7,280,631
Distribution fees - Class II	1,349,391
Directors' fees and expenses	26,009
Other expenses	138,067
8,794,098
Fees waived(1)	(1,018,157)
7,775,941

Net investment income (loss)	19,150,327

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	63,511,384
Forward foreign currency exchange contract transactions	7,417,244
Foreign currency translation transactions	(129,785)
70,798,843

Change in net unrealized appreciation (depreciation) on:
Investments	(90,231,941)
Forward foreign currency exchange contracts	524,007
Translation of assets and liabilities in foreign currencies	(12,399)
(89,720,333)

Net realized and unrealized gain (loss)	(18,921,490)

Net Increase (Decrease) in Net Assets Resulting from Operations	$228,837
(1)Amount consists of $434,490 and $583,667 for Class I and Class II, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021
Increase (Decrease) in Net Assets	December 31, 2022	December 31, 2021
Operations
Net investment income (loss)	$19,150,327	$16,047,069
Net realized gain (loss)	70,798,843	112,327,142
Change in net unrealized appreciation (depreciation)	(89,720,333)	68,713,662
Net increase (decrease) in net assets resulting from operations	228,837	197,087,873

Distributions to Shareholders
From earnings:
Class I	(41,089,306)	(7,286,263)
Class II	(53,632,273)	(8,356,267)
Decrease in net assets from distributions	(94,721,579)	(15,642,530)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	47,488,875	(26,279,332)

Net increase (decrease) in net assets	(47,003,867)	155,166,011

Net Assets
Beginning of period	973,951,290	818,785,279
End of period	$926,947,423	$973,951,290

See Notes to Financial Statements.
15

Notes to Financial Statements

DECEMBER 31, 2022

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements. The fund may incur charges or earn income on posted collateral balances, which are reflected in interest expenses or interest income, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$8,604,497	—	—	—	$8,604,497
Gross amount of recognized liabilities for securities lending transactions					$8,604,497
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2022 through July 31, 2022, the investment advisor agreed to waive 0.10% of the fund's management fee. Effective August 1, 2022, the investment advisor agreed to waive 0.12% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2023 and cannot terminate it prior to such date without the approval of the Board of Directors.

18

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2022 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	0.83%	0.72%
Class II	0.73%	0.62%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2022 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $832,655 and $657,369, respectively. The effect of interfund transactions on the Statement of Operations was $(76,453) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2022 were $446,827,515 and $462,327,818, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2022		Year ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	600,000,000		600,000,000
Sold	3,729,916	$48,064,435	3,024,457	$39,211,704
Issued in reinvestment of distributions	3,104,863	40,310,032	540,169	7,107,637
Redeemed	(7,190,397)	(91,015,389)	(5,794,184)	(74,979,295)
	(355,618)	(2,640,922)	(2,229,558)	(28,659,954)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	7,536,319	96,458,990	6,460,146	83,941,248
Issued in reinvestment of distributions	4,121,920	53,632,273	634,285	8,356,267
Redeemed	(8,065,252)	(99,961,466)	(6,912,649)	(89,916,893)
	3,592,987	50,129,797	181,782	2,380,622
Net increase (decrease)	3,237,369	$47,488,875	(2,047,776)	$(26,279,332)
19

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$15,198,411	$4,073,604	—
Auto Components	8,853,752	4,968,623	—
Beverages	—	3,567,999	—
Chemicals	—	4,394,544	—
Electrical Equipment	14,842,428	5,591,681	—
Electronic Equipment, Instruments and Components	—	2,763,529	—
Food and Staples Retailing	—	12,352,980	—
Food Products	20,515,872	11,536,202	—
Hotels, Restaurants and Leisure	—	5,302,495	—
Household Products	9,150,623	4,889,898	—
Industrial Conglomerates	21,275,789	8,885,889	—
Machinery	4,943,049	6,410,278	—
Metals and Mining	—	7,037,961	—
Multi-Utilities	—	4,355,197	—
Oil, Gas and Consumable Fuels	56,497,061	15,944,189	—
Paper and Forest Products	—	6,372,197	—
Personal Products	—	12,202,480	—
Pharmaceuticals	71,306,499	12,025,621	—
Other Industries	553,006,898	—	—
Short-Term Investments	8,726,256	12,096,257	—
	$784,316,638	$144,771,624	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$119,693	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$598,848	—

20

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $106,655,538.

The value of foreign currency risk derivative instruments as of December 31, 2022, is disclosed on the Statement of Assets and Liabilities as an asset of $119,693 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $598,848 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2022, the effect of foreign currency risk derivative instruments on the Statement of Operations was $7,417,244 in net realized gain (loss) on forward foreign currency exchange contract transactions and $524,007 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	2022	2021
Distributions Paid From
Ordinary income	$49,969,922	$15,642,530
Long-term capital gains	$44,751,657	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$772,686,479
Gross tax appreciation of investments	$190,909,583
Gross tax depreciation of investments	(34,507,800)
Net tax appreciation (depreciation) of investments	156,401,783
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(11,250)
Net tax appreciation (depreciation)	$156,390,533
Undistributed ordinary income	$9,846,664
Accumulated long-term gains	$62,282,614

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2022	$13.67	0.27	(0.16)	0.11	(0.26)	(1.07)	(1.33)	$12.45	0.54%	0.74%	0.85%	2.12%	2.01%	49%	$387,024
2021	$11.17	0.23	2.50	2.73	(0.23)	—	(0.23)	$13.67	24.51%	0.73%	0.92%	1.79%	1.60%	49%	$430,055
2020	$11.72	0.23	(0.29)	(0.06)	(0.23)	(0.26)	(0.49)	$11.17	0.98%	0.75%	0.98%	2.34%	2.11%	57%	$376,355
2019	$10.01	0.23	2.36	2.59	(0.23)	(0.65)	(0.88)	$11.72	27.03%	0.77%	0.98%	2.11%	1.90%	45%	$432,639
2018	$11.21	0.19	(1.20)	(1.01)	(0.19)	—(3)	(0.19)	$10.01	(9.15)%	0.78%	0.97%	1.70%	1.51%	51%	$374,518
Class II
2022	$13.69	0.25	(0.16)	0.09	(0.25)	(1.07)	(1.32)	$12.46	0.31%	0.89%	1.00%	1.97%	1.86%	49%	$539,924
2021	$11.19	0.21	2.50	2.71	(0.21)	—	(0.21)	$13.69	24.28%	0.88%	1.07%	1.64%	1.45%	49%	$543,896
2020	$11.74	0.21	(0.29)	(0.08)	(0.21)	(0.26)	(0.47)	$ 11.19	0.83%	0.90%	1.13%	2.19%	1.96%	57%	$442,431
2019	$10.02	0.21	2.37	2.58	(0.21)	(0.65)	(0.86)	$ 11.74	26.92%	0.92%	1.13%	1.96%	1.75%	45%	$455,327
2018	$11.22	0.18	(1.21)	(1.03)	(0.17)	—(3)	(0.17)	$10.02	(9.28)%	0.93%	1.12%	1.55%	1.36%	51%	$404,210

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	64	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	64	None
26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	140	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Variable Portfolios, Inc.:

	Affirmative	Withhold
Brian Bulatao	$2,607,537,119	$88,836,350
Chris H. Cheesman	$2,619,879,519	$76,493,950
Rajesh K. Gupta	$2,616,882,375	$79,491,094
Lynn M. Jenkins	$2,607,769,137	$88,604,332
Gary C. Meltzer	$2,616,158,906	$80,214,563
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

29

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $21,236,126, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2022 as qualified for the corporate dividends received deduction.

The fund hereby designates $31,195,732, as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2022.

The fund hereby designates $44,751,657, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2022.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91440 2302

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2021: $165,250
FY 2022: $164,040

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2021: $0
FY 2022: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2021: $0
FY 2022: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2021: $2,832,126
FY 2022: $50,000

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

M 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 23, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 23, 2023